AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 1, 2000


                                                     REGISTRATION NO.333-95155

                                                                      811-9779

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [   ]
                             PRE-EFFECTIVE AMENDMENT NO. __               [   ]

                             POST-EFFECTIVE AMENDMENT NO. 1               [ X ]

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [   ]
                               AMENDMENT NO.    5                         [ X ]
                                             -------


                              JPF VARIABLE ANNUITY
                                SEPARATE ACCOUNT

                           (EXACT NAME OF REGISTRANT)

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                               (NAME OF DEPOSITOR)

             100 N. Greene Street, Greensboro, North Carolina 27401

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


                DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (336) 691-3000


NAME AND ADDRESS OF
AGENT FOR SERVICE:                                   COPY TO:

Shari J. Lease, Esquire                              Joan E. Boros, Esquire
Jefferson Pilot Financial Life                       Jorden Burt Boros Cicchetti Berenson & Johnson LLP
Insurance Company                                    1025 Thomas Jefferson Street, N.W.
One Granite Place                                    Suite 400 East
Concord, NH  03301                                   Washington, DC  20007-0805

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE


[X] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] On (date) pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] On (date) pursuant to paragraph (a) (1) of Rule 48


IF APPROPRIATE CHECK THE FOLLOWING BOX:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment

APPROXIMATE DATE OF PROPOSED OFFERING:
         As soon as practicable after effectiveness of the Registration
Statement

TITLE OF SECURITIES BEING REGISTERED:
         Variable Portion of Contracts issued by the Separate Account

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                           Prospectus: August 1, 2000


                        The Pilot Elite Variable Annuity

                                    Issued by

                   Jefferson Pilot Financial Insurance Company

                               In connection with

                      JPF VARIABLE ANNUITY SEPARATE ACCOUNT

                 One Granite Place, Concord, New Hampshire 03301
                    Telephone No.: 1-800-258-3648, Ext. 5394
                    ----------------------------------------


This Prospectus describes the Pilot Elite Variable Annuity (the "Policy"), an individual flexible premium deferred variable annuity offered by Jefferson Pilot Financial Insurance Company ("we", "our" or the "Company"). The Policy is designed to help you plan for retirement or other long-term purposes. You may purchase it on either a tax qualified or non-tax qualified basis.

Because this is a flexible premium annuity policy, you may pay multiple premiums. We allocate your premiums among the 19 Variable Sub-accounts of the JPF Variable Annuity Separate Account and the 3 Interest Rate Guarantee Periods of the Guaranteed Interest Account in the proportions that you choose. Each Variable Sub-account invests exclusively in shares of one of the following
Portfolios:

JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Growth Portfolio
JPVF S&P 500 Index Portfolio
JPVF Value Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund[RegTM] Portfolio
MFS Research Series
MFS Utilities Series
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Bond Fund/VA
Oppenheimer Strategic Bond Fund/VA

We may make available other allocation options in the future. Not all Variable Sub-accounts or Interest Rate Guarantee Periods may be available in all states.

You may not purchase a Non-Qualified Policy if you or the Annuitant are over 90 years old. You may not purchase certain types of Qualified Policies if you are over 80 years old.

Your Accumulation Value will vary up or down depending on the investment performance of the Variable Sub-accounts to which you have allocated your premium payments. We do not guarantee any minimum Accumulation Value for amounts allocated to the Variable Sub-accounts. Amounts which you allocate to the Guaranteed Interest Account will earn a specified interest rate. A Market Value Adjustment ("MVA") could increase or decrease the value of amounts withdrawn, transferred, or annuitized from the Guaranteed Interest Account.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


This Prospectus sets forth the information you should know about the Policy. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated August 1, 2000. The information in the Statement of Additional Information is incorporated by reference in this Prospectus. You can obtain a free copy by writing us or calling us at the address or telephone number given above or checking the appropriate box on the application at time of purchase. The Table of Contents of the Statement of Additional Information appears at page 41 of this Prospectus.


THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.

Policies and shares of the Portfolios are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the Policies involves certain investment risks, including possible loss of principal invested.


This prospectus and other information about the JPF variable annuity separate account required to be filed with the SEC can be found in the SEC'S web site at http://www.Sec.Gov or may be obtained from the SEC'S public reference room by calling 202-942-8090.

table of contents
-----------------

                                                                                  Page

DEFINITIONS............................................................              4
SUMMARY INFORMATION ABOUT YOUR POLICY..................................              6
FEE TABLES.............................................................             10
  Owner Transaction Expenses...........................................             10
  Separate Account Annual Expenses.....................................             10
  Portfolio Company Annual Expenses....................................             11
  Examples.............................................................             12
ALLOCATION OPTIONS.....................................................             14
  Separate Account Investments.........................................             14
  Mixed and Shared Funding: Conflicts of interest......................             16
  The Guaranteed Interest Account......................................             16
  Market Value Adjustment..............................................             17
THE PILOT ELITE VARIABLE ANNUITY POLICY................................             18
  Application and Issuance of Policies.................................             18
    Free Look Period...................................................             18
  Premium Payments.....................................................             18
    Initial Premium Payment............................................             18
    Additional Premium Payments........................................             19
    Allocation of Premium Payments.....................................             19
  Accumulation Value...................................................             19
    Separate Account Accumulation Unit Value...........................             19
    Minimum Accumulation Value.........................................             20
  Transfers............................................................             20
    Telephone Transfers and Reallocations..............................             21
  Dollar Cost Averaging................................................             21
  Automatic Rebalancing................................................             21
DISTRIBUTIONS UNDER THE POLICY ........................................             22
  Withdrawals..........................................................             22
  Systematic Withdrawal Plan...........................................             23
  Annuity Payments.....................................................             23
    Maturity Date......................................................             23
    Election of Payment Option.........................................             23
  Payment Options......................................................             23
  Death Benefit........................................................             25
    Death of Owner Prior to Maturity Date..............................             25
    IRS Required Distribution..........................................             26
    Spousal Continuation of Policy.....................................             26
     Death of Annuitant Prior to Maturity Date.........................             26
     Death of Annuitant on or After Maturity Date......................             26
     Death of Owner on or After Maturity Date..........................             26
     Payment of Death Benefit to Beneficiary...........................             26
  Payment Not Honored by Bank..........................................             26
  Beneficiary..........................................................             26
  Restrictions Under Qualified Policies................................             27
  Restrictions Under Section 403(b) Plans..............................             27
CHARGES AND DEDUCTIONS.................................................             27
  Withdrawal Charge....................................................             27
  Mortality and Expense Risk Charge....................................             28
  Administrative Expense Charge........................................             28
  Optional Enhanced Death Benefit Charges..............................             28
  Optional Extended Care Confinement
    & Terminal Illness Rider Charge....................................             28
  Transfer Charge......................................................             28
  Premium Taxes........................................................             28
  Federal, State and Local Taxes.......................................             29
  Other Expenses Including Investment Advisory Fees....................             29
  Reduction in Charges for Certain Groups .............................             29
CERTAIN FEDERAL INCOME TAX CONSEQUENCES................................             29
  Taxation of Annuities................................................             30
    In General.........................................................             30
    Possible Changes in Taxation.......................................             31
    Withdrawals
     from Qualified Policies...........................................             31
    Withdrawals
     from Non-Qualified Contracts......................................             31
    Annuity Payments...................................................             31
    Penalty Tax........................................................             31
    Death Benefit Proceeds.............................................             32
    Gifts and Other Transfers or
     Exchanges of the Policy...........................................             32
    Multiple Policies..................................................             32
    Withholding........................................................             32
    Other Tax Consequences.............................................             32
    Qualified Plans....................................................             32
    Qualified Pension and Profit Sharing
     Plans.............................................................             33
    Individual Retirement Annuities....................................             33

    Tax-Sheltered Annuities............................................             33
    Section 457 Deferred Compensation
     ("Section 457") Plans.............................................             33
JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
  INSURANCE COMPANY....................................................             34
  The Separate Account.................................................             35
DISTRIBUTOR OF THE POLICIES............................................             35
VOTING RIGHTS..........................................................             35
LOANS..................................................................             36
ADDITIONAL INFORMATION ABOUT
  THE SEPARATE ACCOUNT.................................................             37
  Addition, Deletion, or Substitution of Investments...................             37
  Performance Data.....................................................             37
  Company Ratings......................................................             39
GENERAL POLICY  PROVISIONS.............................................             39
LEGAL PROCEEDINGS......................................................             40
AVAILABLE INFORMATION..................................................             41
STATEMENT OF ADDITIONAL
  INFORMATION TABLE OF CONTENTS........................................             41
APPENDIX I - WITHDRAWAL CHARGE
  CALCULATION..........................................................            I-1
APPENDIX II -- MARKET VALUE
  ADJUSTMENT CALCULATION AND
  EXAMPLES.............................................................           II-1
FUND PROSPECTUSES
  Jefferson Pilot Variable Fund, Inc...................................         JPVF-l
  Fidelity's Variable Insurance Products
    Funds (VIP and VIP II).............................................          VIP-I
  MFS Variable Insurance Trust.........................................        MFSRS-1
  Oppenheimer Variable Account Funds

      (OVAF)...........................................................         OVAF-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon.

definitions
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Accumulation Unit--A unit of measure which we use to calculate Separate Account Value during the Pay-in Period.

Accumulation Value -- The value of all of the Accumulation Units held under your Policy in the Separate Account plus the value of all amounts held under your Policy in the Guaranteed Interest Account.

Annuitant--The natural person upon whose life the Annuity Payments are based. You will be the Annuitant unless you name someone else to be the Annuitant in the application. The Annuitant cannot be changed unless the Annuitant named in the application dies.

Annuity Payments--The payments we make to the Payee beginning on the Maturity Date. The amount of the Annuity Payments will be based on the Accumulation Value and the age and sex of the Annuitant on the Maturity Date, and the payment option and payment frequency that you select.

Annuity Unit--A unit of measure we use to calculate the amount of each variable annuity payment.

Beneficiary--The persons or entities you designate to receive the Death Benefit under your Policy.

Code--The Internal Revenue Code of 1986, as amended.

Company (our, we, us)--Jefferson Pilot Financial Insurance Company.

Death Benefit--The amount payable upon the death of the Owner during the Pay-in Period.

Due Proof of Death--Information required by the Company to process a claim for a Death Benefit, including a death certificate and a death claim form acceptable to the Company.

Guaranteed Interest Account--An allocation option available under the Policy that provides a Guaranteed Interest Rate for a specified Interest Rate Guarantee Period. This rate will never be less than 3.00% per year. We guarantee the Guaranteed Interest Account, and it is not part of the Separate Account.

Guaranteed Interest Account Value--The portion of your Accumulation Value held in the Guaranteed Interest Account.

Guaranteed Interest Rate--The applicable effective annual interest rate we will credit the Guaranteed Interest Account Value during each Interest Rate Guarantee Period. The rate is guaranteed to be at least 3.00% per year.

Interest Rate Guarantee Period--A specified period which begins on the date that a premium payment is allocated to (or a portion of Accumulation Value is transferred to) the Guaranteed Interest Account to accumulate at a Guaranteed Interest Rate. Currently we offer one-year, three-year, and five-year Interest Rate Guarantee Periods.

Investment Option-- Each Variable Sub-account of the Separate Account.

Issue Age--The age of the Owner on the Policy Date.

Jefferson Pilot Variable Fund, Inc. ("JPVF")--An open-end management investment company registered under the 1940 Act. JPVF was previously known as Chubb America Fund, Inc. and changed its name as part of the acquisition of Chubb Life and its affiliates by Jefferson-Pilot Corporation.

Jefferson Pilot Funds--The Portfolios of JPVF which are available under the Policies-- International Equity Portfolio, World Growth Stock Portfolio, Emerging Growth Portfolio, Capital Growth Portfolio, Small Company Portfolio, Growth Portfolio, S&P 500 Index Portfolio, Value Portfolio, Balanced Portfolio, High Yield Bond Portfolio and Money Market Portfolio.

Market Value Adjustment ("MVA")--A positive or negative adjustment applied to the Guaranteed Interest Account Value in the event of a premature Full Withdrawal, Partial Withdrawal, transfer or annuitization that is requested prior to the end of a 3-year or 5-year Interest Rate Guarantee Period. The MVA does not apply during the last 30 days of the Interest Rate Guarantee Period.

Maturity Date--The date on which we make the first Annuity Payment under your Policy. The Maturity Date is the first day of the Pay-out Period.

MFS Funds--Mutual fund series of the MFS[RegTM] Variable Insurance Trust which are available under the Policy--MFS Research Series and MFS Utilities Series.

MFS[RegTM] Variable Insurance Trust--An open-end management investment company registered under the 1940 Act.

Oppenheimer Funds--The Portfolios of the Oppenheimer Variable Account Funds which are available under the Policy--Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Strategic Bond Fund/VA and Oppenheimer Bond Fund/VA.

Oppenheimer Variable Account Funds ("OVAF")--An open-end management investment company registered under the 1940 Act.

Owner (you, your)--The person or entity entitled to the ownership rights of the Policy. The Owner is the person in whose name the Policy is issued. It is the person or entity named in the application, unless otherwise changed. Joint Owners are permitted only if they are spouses unless we consent otherwise. You may change the Owner by sending us a signed request. Our consent is needed to change the Owner.

Payee--The person or entity you designate to receive Annuity Payments under your Policy.

Pay-in Period--The period during which you make payments to us. In the Policy the Pay-in Period is referred to as the Accumulation Period. The Pay-in Period is the period between the Policy Date and the Maturity Date.

Pay-out Period--The period during which we make payments to you. In the Policy the Pay-out Period is referred to as the Annuity Period. The Pay-out Period begins on the Maturity Date and ends with the last Annuity Payment.

Policy--The Pilot Elite Variable Annuity, an individual flexible premium deferred variable annuity policy that is described in this Prospectus. In some states it may be referred to as a certificate.

Policy Date--The effective date of your Policy and the date from which we measure your Policy years, quarters, months and anniversaries.

Policy Year--The first Policy Year is the annual period which begins on the Policy Date. Subsequent Policy Years begin on each anniversary of the Policy Date.

Portfolios--The Jefferson Pilot Funds, VIP Portfolios, MFS Funds and Oppenheimer Funds.

Request--A request in a form satisfactory to us, which is received by our Variable Annuity Service Center.

Separate Account--The JPF Variable Annuity Separate Account, a separate account of Jefferson Pilot Financial Insurance Company, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The Separate Account is registered as a unit investment trust under the 1940 Act.

Separate Account Value--The portion of Accumulation Value held in the Separate Account. There is no guaranteed or minimum Separate Account Value.

Surrender Value--Proceeds payable upon a surrender of the Policy, equal to:

o  the Accumulation Value
o  plus or minus any applicable MVA
o  minus any applicable Withdrawal Charge
o  minus any premium tax payable by us and not previously deducted



Valuation Day--Any day on which the New York Stock Exchange is open for trading except when the Securities and Exchange Commission has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day:
Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

Valuation Period--The period of time beginning at the close of business on the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be more than one day.

Variable Annuity Service Center-- One Granite Place, P.O. Box 515, Concord, NH 03302-0515. Notices, Requests and premium payments under the Policy must be sent to our Variable Annuity Service Center.

Variable Sub-account--Separate Account assets are divided into Variable Sub-accounts. Assets of each Variable Sub-account will be invested in shares of a corresponding Portfolio.


VIP Funds--The Variable Insurance Products Fund ("VIP") and the Variable Insurance Products Fund II ("VIP II"), which are open-end management investment companies registered under the 1940 Act.


VIP Portfolios--The Portfolios of the VIP Funds which are available under the Policy--VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP II Contrafund[RegTM] Portfolio.

Summary Information about your Policy
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The following summary describes some of the more important features of the Policy. The Policy is more fully described in the rest of the Prospectus. Please read the Prospectus carefully.

1.  The Policy

The Policy is a flexible premium deferred variable annuity policy. It is designed for tax-deferred retirement investing. It can be purchased on a non-qualified basis ("Non-Qualified Policy") or in connection with certain plans qualifying for favorable Federal income tax treatment ("Qualified Policy"). The Policy, like all deferred annuity policies, has two phases: the Pay-in Period and the Pay-out Period. During the Pay-in Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Pay-out Period begins when you (or your designated Payee) begin receiving payments from us under one of the payment options. The amount of money accumulated under your Policy during the Pay-in Period will be used to determine the amount of our payments to you during the Pay-out Period.

You may allocate your premium payments to any combination of the allocation options under the Policy. However, over the life of your Policy, you are currently limited to allocating your premium payments to no more than 15 of the current or future Variable Sub-accounts. We may change this limitation in the future at our discretion. The allocation options currently available are the 19 Variable Sub-accounts of the Separate Account and the three Interest Rate Guarantee Periods of the Guaranteed Interest Account. These allocation options may not be available in all states.

Each Variable Sub-account will invest in a single investment portfolio (a "Portfolio") of a mutual fund. Because the Separate Account Value will increase or decrease depending on the investment experience of the Variable Sub-accounts to which you allocate your premiums, you bear the entire investment risk with respect to amounts allocated to the Variable Sub-accounts. The investment policies and risks of each Portfolio are described in prospectuses for the Portfolios which accompany this Prospectus.

The Policy may be issued as a group Policy in certain states. If you are covered under a group Policy, you will be issued a certificate as evidence of your participation under the group Policy. The description of the Policy in this Prospectus applies equally to a certificate under a group Policy unless otherwise described.

2.  Purchasing the Policy

You can obtain an application from your registered representative. We must receive a completed application and an initial premium payment of at least $50,000 before we will issue a Policy. Your subsequent premium payments must be at least $5,000. We will not issue a Policy to you if either you or the Annuitant are more than 90 years old. For certain types of Qualified Policies you must be age 80 or younger before we will issue a Policy to you.

3.  Investment Options

You can allocate and reallocate your investment among the Variable Sub-accounts. Each Variable Sub-account invests in a single Portfolio. Under the Policy, the Separate Account currently invests in the following Portfolios:

--------------------------------------------------------------------------------
Jefferson Pilot Variable Fund, Inc:
    International Equity Portfolio
    World Growth Stock Portfolio
    Emerging Growth Portfolio
    Capital Growth Portfolio
    Small Company Portfolio
    Growth Portfolio
    S&P 500 Index Portfolio
    Value Portfolio
    Balanced Portfolio
    High Yield Bond Portfolio
    Money Market Portfolio
--------------------------------------------------------------------------------
Variable Insurance Products Fund:
   VIP Growth Portfolio
   VIP Equity-Income Portfolio
--------------------------------------------------------------------------------
Variable Insurance Products Fund II:
   VIP II Contrafund[RegTM] Portfolio
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MFS[RegTM] Variable Insurance Trust:
   Research Series
   Utilities Series
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Oppenheimer Variable Account Funds:
   Capital Appreciation Fund/VA
   Bond Fund/VA
   Strategic Bond Fund/VA
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Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

4.  The Guaranteed Interest Account

We currently offer three different Interest Rate Guarantee Periods in the Guaranteed Interest Account, lasting for one, three and five years. Not all periods are available in all states. We will credit specified interest rates to the amounts you allocate to the Guaranteed Interest Account. The amounts you allocate to the Guaranteed Interest Account may be subject to an MVA, if you request a withdrawal, transfer or annuitization 31 days or more prior to the end of a 3-year or 5-year Interest Rate Guarantee Period. Because of this adjustment and for other reasons, the amount we pay you upon a withdrawal or apply to a transfer or annuitization may be more or less than the Guaranteed Interest Account Value at the time of the transaction. However, the MVA will never reduce the earnings on amounts allocated to the Guaranteed Interest Account to less than 3.0% per year before any applicable Withdrawal Charges.

5.  Expenses

Mortality and Expense Risk Charge. We deduct a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks that we assume. The effective annual rate of this charge is 0.60% of the Separate Account Value. This charge does not apply to the Guaranteed Interest Account.

Administrative Expense Charge. We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that we will not increase this charge. This charge does not apply to the Guaranteed Interest Account.

Transfer Charge. Although we currently are not charging a transfer fee, the Policy permits us to charge you a $10 fee for each transfer in excess of 12 during any Policy Year.


Optional Enhanced Death Benefit Charges. To provide additional protection, you may choose one of two Optional Enhanced Death Benefits. If you choose Option 1, you will pay an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account. If you choose Option 2, you will pay an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account.


Optional Extended Care Confinement & Terminal Illness Rider Charge. If you wish, you may elect to purchase this rider for an additional charge equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account.

Withdrawal Charge. We may deduct a Withdrawal Charge from the amount of any Partial or Full Withdrawal. If a premium payment remains in your Policy for at least five years, you will not incur a Withdrawal Charge on that amount. However, a Withdrawal Charge may apply to withdrawals of amounts invested less than five years. A separate Withdrawal Charge Schedule applies to each premium payment. The Withdrawal Charge is a percentage of each premium payment withdrawn within the indicated time period. The Withdrawal Charge percentages are as follows:

Completed Years
Elapsed Since                       Percentage
Premium Payment                     Charge
--------------                      ------
 Less than  1                       7%
 1                                  7%
 2                                  6%
 3                                  5%
 4                                  4%
 5                                  0%

The Withdrawal Charge will not apply to withdrawals attributable to investment gains on your premiums allocated to Variable sub-accounts, interest credited to amounts held in the Guaranteed interest Account and certain other distributions. (See "Withdrawal Charge")

In addition to a free withdrawal of investment gain, each year you are entitled to a free withdrawal amount equal to 10% of the aggregate premium payments at the time of the withdrawal on which we will not deduct a Withdrawal Charge.

Premium Tax. Some states charge a premium tax. We will deduct premium taxes if we must pay them. This may occur, for example, at the time when you pay the premium, surrender the Policy, make a Partial Withdrawal, when the Policy reaches the Maturity Date, or when a Death Benefit is paid.

Fund Expenses. In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

6.  Payment Options

The Policy offers four payment options. You may choose a fixed annuity, a variable annuity, or a combination of both. The payment options include:

o  Income for a fixed period (available as a fixed annuity only).
o Life Income (Life only; Life with guaranteed periods; Life with installment refund -- available as a fixed annuity only).
o  Interest Only (available as a fixed annuity only).
o  Income of a Fixed Amount (available as a fixed annuity only).

We reserve the right to offer additional payment options.

You may change your payment option at any time before the Maturity Date. You may select the Maturity Date of your Policy. The Maturity Date may not be earlier than the second Policy anniversary date. The latest Maturity Date you may select is the later of the Annuitant's 90th birthday or ten years from the Policy Date. If your Policy is issued in connection with a qualified plan and you select a Maturity Date that is later than the date the Annuitant attains age 70-1/2, you may be required to make Partial Withdrawals prior to the Maturity Date to satisfy any minimum distribution requirements of the Code or the qualified plan. If you do not select a Maturity Date, the Maturity Date will be the later of the tenth Policy anniversary date or the Policy anniversary date on or immediately following the Annuitant's 70th birthday.

If you select Annuity Payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Variable Sub-accounts you have selected. A fixed annuity payment option provides for payments that will be set on the Maturity Date and will not change. If you select a payment option that is a combination of variable and fixed payments, you must specify the allocation of the Accumulation Value between the fixed payment option and the variable payment option. You may not change the payment option or the frequency of Annuity Payments after we begin making Annuity Payments to you. After Annuity Payments begin, you cannot make a Full or Partial Withdrawal.

7.  Taxes

You should consult a qualified tax advisor for personalized answers. If you are a natural person, generally, earnings under your Policy are not taxed until amounts are withdrawn or distributions are made (e.g., a Full or Partial Withdrawal, or Annuity Payment). You may be deemed to have received a distribution and taxes may be due if you pledge or assign your Policy. Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions may be subject to withholding. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Policy.

Special rules apply if the Policy is owned by a company or other legal entity. Generally, such an Owner must include in income any increase in the excess of the Accumulation Value over the "investment in the contract" during the taxable year.

8.  Withdrawals

At any time during the Pay-in Period, you may elect to receive all or a portion of your Policy's Surrender Value. The minimum Partial Withdrawal amount you may receive is $250 from a Variable Sub-account and $1,000 from the Guaranteed Interest Account. After a Partial Withdrawal, the remaining Accumulation Value must be at least $2,000.

Although you have access to your money during the Pay-in Period, certain charges, such as the Withdrawal Charge and state premium taxes, may be deducted on a withdrawal. You may also incur Federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Policy to the Guaranteed Interest Account, the amount of your proceeds may be increased or decreased by an MVA.

9. Death Benefit

We will pay a Death Benefit while the Policy is in force and before the Maturity Date, if the Owner dies, or if the Annuitant dies and the Owner is not a natural person. To receive the Death Benefit payment, the Beneficiary must return the Policy, provide us with Due Proof of Death, and elect a payment option. The Death Benefit will be at least equal to the Accumulation Value on the date we receive Due Proof of Death of the Owner (or Joint Owner). No Withdrawal Charge or MVA is imposed upon amounts paid as a Death Benefit. You may also elect an optional Enhanced Death Benefit at the time you purchase your Policy. If you elect one of the optional Enhanced Death Benefits, you will pay an additional charge.

10.  Transfers

During the Pay-in Period, you may transfer Accumulation Value among the allocation options subject to certain limitations. The minimum amount you may transfer from any Variable Sub-account is $250. The minimum amount you may transfer from the Guaranteed Interest Account is $1,000. Transfers from the Guaranteed Interest Account may be subject to an MVA.

During the Pay-out Period, if you have chosen a variable annuity payment option, you may transfer Separate Account Value between the various Variable Sub-accounts. However, if you have chosen a fixed annuity payment option, transfers are not permitted.

11.  Cancellation

You have a limited time period in which to return your Policy for cancellation and receive a refund as described in your Policy. This time period depends on the state in which your Policy is issued. In most states, it is ten days after you receive the Policy. If your Policy replaces another Policy, you have 20 days in which to cancel your Policy. The amount of your refund will depend on the state in which your Policy was issued. In most states, we will pay you an amount equal to the Accumulation Value on the date we receive the Policy from you and we will not deduct any Withdrawal Charges or administrative charges that would otherwise apply. The Accumulation Value may be more or less than your premium payments. In some states, we are required to refund your premium payments minus any Partial Withdrawals you may have already made from your Policy. Since state laws differ as to the time period you have to return your Policy and the amount of the refund to which you would be entitled, you should refer to your Policy for specific information about your circumstances.

12. Inquiries

If you have a request or a question about procedures or your Policy, you can write to us at the Variable Annuity Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. You may also send us a fax at 603-226-5123 or call us at 1-800-258-3648, EXT. 5394. When contacting us you should include the Policy number, your name and the Annuitant's name. Please make sure you also sign the inquiry or request.

The foregoing summary is qualified in its entirety by the information in the remainder of this Prospectus, in the Statement of Additional Information, in the prospectus for each of the underlying Portfolios and in the Policy. You should refer to these documents for more detailed information. This Prospectus generally describes only the Policy and the Separate Account. Separate prospectuses attached hereto describe each Portfolio.

fee tables
--------------------------------------------------------------------------------

Owner Transaction Expenses
    Sales Charge on Premium Payments..............................................     none
    Maximum Withdrawal Charge
    (as a % of premium payments withdrawn) (1) ...................................     7%
    Transfer Fee..................................................................     No fee for first 12 transfers each
                                                                                       year; $10 for each
                                                                                       additional transfer
                                                                                       (currently not assessed)
Separate Account Annual Expenses
  (effective annual rate as a percentage of
  average daily net assets)
    Mortality and Expense Risk Charge ............................................     0.60%
    Administrative Expense Charge.................................................     0.15%
                                                                                       -----

    Total Separate Account Annual Expenses........................................     0.75%
Optional Benefits
    Optional Enhanced Death Benefit Option 1 Charge ..............................     0.10%
    Optional Enhanced Death Benefit Option 2 Charge ..............................     0.15%
    Optional Extended Care Confinement & Terminal
      Illness Rider Charge .......................................................     0.05%
    Total Separate Account Annual Expenses With
      Maximum Optional Benefits Selected .........................................     0.95%

 (1) The Withdrawal Charge is not applicable to premium payments withdrawn at least five years after they are made, to the withdrawal of investment gains on premiums allocated to the Variable Sub-accounts, to the withdrawal of interest credited on premiums allocated to the Guaranteed Interest Account or to the first 10% of aggregate premium payments withdrawn during each Policy Year. (See "Free Withdrawal Amount.")


Portfolio Company Annual Expenses
(as a percentage of average net assets)

                                                                                                          Total Portfolio
                                                               Management               Other                 Annual
                                                                  Fees                 Expenses              Expenses
                                                             (After Expense         (After Expense        (After Expense
                                                             Reimbursements)        Reimbursements)       Reimbursements)
                                                             ---------------        ---------------       ---------------
JPVF International Equity Portfolio......................           1.00%                 0.25%                1.25%
JPVF World Growth Stock Portfolio........................           0.75%                 0.13%                0.88%
JPVF Emerging Growth Portfolio...........................           0.80%                 0.14%                0.94%
JPVF Capital Growth Portfolio............................           1.00%                 0.07%                1.07%
JPVF Small Company Portfolio.............................           0.75%                 0.11%                0.86%
JPVF Growth Portfolio....................................           0.75%                 0.21%                0.96%
JPVF S&P 500 Index Portfolio.............................           0.24%                 0.04%                0.28% (1)
JPVF Value Portfolio.....................................           0.75%                 0.10%                0.85%
JPVF Balanced Portfolio..................................           0.75%                 0.15%                0.90%
JPVF High Yield Bond Portfolio...........................           0.75%                 0.40%                1.15%
JPVF Money Market Portfolio..............................           0.50%                 0.10%                0.60%
MFS Research Series......................................           0.75%                 0.11%                0.86%
MFS Utilities Series.....................................           0.75%                 0.26%                1.01%
Oppenheimer Capital Appreciation Fund/VA.................           0.68%                 0.02%                0.70%
Oppenheimer Bond Fund/VA.................................           0.72%                 0.01%                0.73%
Oppenheimer Strategic Bond Fund/VA.......................           0.74%                 0.04%                0.78%
VIP Equity-Income Portfolio..............................           0.48%                 0.09%                0.57%(2)
VIP Growth Portfolio.....................................           0.58%                 0.08%                0.66%(2)
VIP II Contrafund[RegTM] Portfolio.......................           0.58%                 0.09%                0.67%(2)

     (1) JPVF S&P 500 Index Portfolio commenced operations on May 1, 2000. Total Portfolio Annual Expenses for this Portfolio are based on estimated "Other Expenses" for the fiscal year ending December 31, 2000. The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, estimated total annual expenses are expected to be 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

     (2) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.56% for the VIP Equity-Income Portfolio, 0.65% for the VIP Growth Portfolio and 0.65% for the VIP II Contrafund[RegTM] Porfolio.

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming the entire Accumulation Value is allocated to the applicable Variable Sub-account and assuming you have selected the optional benefits with the maximum charges:

1.  If you surrender the Policy you would pay the following expenses:

                                                                     1 Year        3 Years
Variable Sub-accounts:
JPVF International Equity Portfolio.............................      $92            $131
JPVF World Growth Stock Portfolio...............................      $88            $119
JPVF Emerging Growth Portfolio..................................      $89            $121
JPVF Capital Growth Portfolio...................................      $90            $126
JPVF Small Company Portfolio....................................      $88            $119
JPVF Growth Portfolio...........................................      $89            $122
JPVF S&P 500 Index Portfolio (1)................................      $82            $100
JPVF Value Portfolio............................................      $88            $119
JPVF Balanced Portfolio.........................................      $89            $120
JPVF High Yield Bond Portfolio..................................      $91            $128
JPVF Money Market Portfolio.....................................      $86            $111
MFS Research Series.............................................      $88            $119
MFS Utilities Series............................................      $90            $124
Oppenheimer Capital Appreciation Fund/VA........................      $87            $114
Oppenheimer Bond Fund/VA........................................      $87            $115
Oppenheimer Strategic Bond Fund/VA..............................      $87            $116
VIP Equity-Income Portfolio.....................................      $85            $110
VIP Growth Portfolio............................................      $86            $112
VIP II Contrafund[RegTM] Portfolio..............................      $86            $113

2. If you annuitize or do not surrender the Policy, you would pay the following expenses:

                                                                     1 Year        3 Years
Variable Sub-accounts:

JPVF International Equity Portfolio.............................      $22            $71
JPVF World Growth Stock Portfolio...............................      $18            $59
JPVF Emerging Growth Portfolio..................................      $19            $61
JPVF Capital Growth Portfolio...................................      $20            $66
JPVF Small Company Portfolio....................................      $18            $59
JPVF Growth Portfolio...........................................      $19            $62
JPVF S&P 500 Index Portfolio (1)................................      $12            $40
JPVF Value Portfolio............................................      $18            $59
JPVF Balanced Portfolio.........................................      $19            $60
JPVF High Yield Bond Portfolio..................................      $21            $68
JPVF Money Market Portfolio.....................................      $16            $51
MFS Research Series.............................................      $18            $59
MFS Utilities Series............................................      $20            $64
Oppenheimer Capital Appreciation Fund/VA........................      $17            $54
Oppenheimer Bond Fund/VA........................................      $17            $55
Oppenheimer Strategic Bond Fund/VA..............................      $17            $56
VIP Equity-Income Portfolio.....................................      $15            $50
VIP Growth Portfolio............................................      $16            $52
VIP II Contrafund[RegTM] Portfolio..............................      $16            $53

(1) The examples in these tables assume that the expense reimbursement plan remains in effect for the time periods shown. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming the entire Accumulation Value is allocated to the applicable Variable Sub-account and assuming you have not selected any of the optional benefits:

1.  If you surrender the Policy, you would pay the following expenses:

                                                                     1 Year        3 Years
Variable Sub-accounts:
JPVF International Equity Portfolio.............................      $90            $125
JPVF World Growth Stock Portfolio...............................      $86            $113
JPVF Emerging Growth Portfolio..................................      $87            $115
JPVF Capital Growth Portfolio...................................      $88            $119
JPVF Small Company Portfolio....................................      $86            $112
JPVF Growth Portfolio...........................................      $87            $116
JPVF S&P 500 Index Portfolio (1)................................      $80            $ 94
JPVF Value Portfolio............................................      $86            $112
JPVF Balanced Portfolio.........................................      $87            $114
JPVF High Yield Bond Portfolio..................................      $89            $122
JPVF Money Market Portfolio.....................................      $84            $104
MFS Research Series.............................................      $86            $112
MFS Utilities Series............................................      $88            $117
Oppenheimer Capital Appreciation Fund/VA........................      $85            $107
Oppenheimer Bond Fund/VA........................................      $85            $108
Oppenheimer Strategic Bond Fund/VA..............................      $85            $110
VIP Equity-Income Portfolio.....................................      $83            $103
VIP Growth Portfolio............................................      $84            $106
VIP II Contrafund[RegTM] Portfolio..............................      $84            $106

2. If you annuitize, or do not surrender the Policy, you would pay the following expenses:

                                                                     1 Year        3 Years
Variable Sub-accounts:

JPVF International Equity Portfolio.............................      $20            $65
JPVF World Growth Stock Portfolio...............................      $16            $53
JPVF Emerging Growth Portfolio..................................      $17            $55
JPVF Capital Growth Portfolio...................................      $18            $59
JPVF Small Company Portfolio....................................      $16            $52
JPVF Growth Portfolio...........................................      $17            $56
JPVF S&P 500 Index Portfolio (1)................................      $10            $34
JPVF Value Portfolio............................................      $16            $52
JPVF Balanced Portfolio.........................................      $17            $54
JPVF High Yield Bond Portfolio..................................      $19            $62
JPVF Money Market Portfolio.....................................      $14            $44
MFS Research Series.............................................      $16            $52
MFS Utilities Series............................................      $18            $57
Oppenheimer Capital Appreciation Fund/VA........................      $15            $47
Oppenheimer Bond Fund/VA........................................      $15            $48
Oppenheimer Strategic Bond Fund/VA..............................      $15            $50
VIP Equity-Income Portfolio.....................................      $13            $43
VIP Growth Portfolio............................................      $14            $46
VIP II Contrafund[RegTM] Portfolio..............................      $14            $46

(1) The examples in these tables assume that the expense reimbursement plan remains in effect for the time periods shown. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.


We have included the above table and examples to assist you in understanding the costs and expenses that you will bear directly or indirectly, by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. However, the examples do not take into account any premium taxes you may pay. For additional information you should read "Charges and Deductions" in the Prospectus and the section on expenses in the Prospectus for each underlying Portfolio.

allocation options
--------------------------------------------------------------------------------

You may allocate your premium payments to the 19 Variable Sub-accounts of the Separate Account, to the three Interest Rate Guarantee Periods of the Guaranteed Interest Account, or to a combination of these allocation options. These allocation options may not be available in all states. Over the life of your Policy, you are currently limited to allocating your premium payments to no more than 15 of the Variable Sub-accounts in existence now or in the future. We reserve the right to modify this limitation in the future. There is no guaranteed or minimum Surrender Value for any premium payments or amounts allocated to any Variable Sub-account.

Separate Account Investments

The Separate Account currently is divided into 19 Variable Sub-accounts. We reserve the right to add, consolidate or remove Variable Sub-accounts. Each Variable Sub-account reflects the investment performance of a specific underlying Portfolio. Currently, 11 Variable Sub-accounts invest in shares of the Jefferson Pilot Funds, two Variable Sub-accounts invest in shares of the Variable Insurance Products Fund (VIP), one Variable Sub-account invests in shares of the Variable Insurance Products Fund II (VIP II), two Variable Sub-accounts invest in shares of the MFS Funds and three Variable Sub-accounts invest in shares of the Oppenheimer Funds. JPVF, the VIP Funds, MFS[RegTM] Variable Insurance Trust and Oppenheimer Variable Account Funds are open-end management investment companies and, with the exception of the MFS Utilities Fund and JPVF International Equity Portfolio, all of the Portfolios available under the Policies are diversified. Each Portfolio is managed by a registered investment advisor.

The investment advisor for JPVF is Jefferson Pilot Investment Advisory Corporation (formerly known as "Chubb Investment Advisory Corporation"). Jefferson Pilot Investment Advisory Corporation has contracted with eight unaffiliated companies to act as sub-investment managers to the Jefferson Pilot Funds. These sub-investment managers are shown in the table below.


The investment advisor for VIP and VIP II is Fidelity Management & Research Company ("FMR"). FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., and Fidelity Investments Japan Limited to provide sub-advisory services to the Contrafund Portfolio.


The investment advisor for the MFS[RegTM] Variable Insurance Trust is Massachusetts Financial Services Company ("MFS").

The investment advisor for the Oppenheimer Variable Account Funds is OppenheimerFunds, Inc.

The investment objective and manager of each Portfolio is as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                     EQUITY PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                      OBJECTIVE                                                      MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF International Equity Portfolio  Long-term growth of capital through investments in securities  Lombard Odier International
                                     whose primary trading markets are outside the United States.   Portfolio Management Limited
------------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio    Long-term capital growth through a policy of investing         Templeton Investment
                                     primarily in stocks of companies organized in the U.S.         Counsel, Inc.
                                     or in any foreign nation. A portion of the Portfolio may
                                     also be invested in debt obligations of companies and
                                     governments of any nation. Any income realized will be
                                     incidental.
------------------------------------------------------------------------------------------------------------------------------------
JPVF Emerging Growth Portfolio       Long-term growth of capital. Dividend and interest income      MFS
                                     from portfolio securities, if any, is incidental to the
                                     Portfolio's investment objective of long term growth.
------------------------------------------------------------------------------------------------------------------------------------
JPVF Capital Growth Portfolio        Seeks capital growth. Realization of income is not a           Janus Capital Corporation
                                     significant investment consideration and any income realized will be incidental.
------------------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio         Seeks growth of capital. The Portfolio pursues its objective   Lord, Abbett & Company
                                     by investing primarily in a diversified portfolio of equity securities issued by small companies.
------------------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                Capital growth by investing primarily in equity securities     Strong Capital Management, Inc.
                                     that the Sub-Investment Manager believes have above-average growth prospects.
------------------------------------------------------------------------------------------------------------------------------------
JPVF S&P 500 Index Portfolio(1)      Seeks investment results that correspond to the total          Barclays Global Fund Advisors
                                     return of common stocks publicly traded in the United
                                     States, as represented by the S&P 500.
------------------------------------------------------------------------------------------------------------------------------------
JPVF Value Portfolio                 Long-term growth of capital by investing primarily             Credit Suisse Management,
                                     in a wide range of equity issues that may offer capital        LLC
                                     appreciation and, secondarily, to seek a reasonable level
                                     of current income.
------------------------------------------------------------------------------------------------------------------------------------
MFS Research                         Seeks to provide long-term growth of capital and future        MFS
                                     income.
------------------------------------------------------------------------------------------------------------------------------------
MFS Utilities                        Seeks capital growth and current income (income above that     MFS
                                     available from a portfolio invested entirely in equity
                                     securities).
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation     Seeks to achieve capital appreciation by investing in          OppenheimerFunds, Inc.
Fund/VA                              securities of well-known established companies.
------------------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio          Seeks reasonable income by investing primarily in              FMR
                                     income-producing equity securities. In choosing these
                                     securities the Portfolio will also consider the potential
                                     for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500
                                     Stocks (S&P 500).
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                 Seeks to achieve capital appreciation.                         FMR
------------------------------------------------------------------------------------------------------------------------------------
VIP II Contrafund[RegTM] Portfolio   Seeks long-term capital appreciation.                          FMR
------------------------------------------------------------------------------------------------------------------------------------

(1) "Standard & Poor's[RegTM]", "S&P[RegTM]", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                     EQUITY AND FIXED-INCOME PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                      OBJECTIVE                                                      MANAGER
------------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio              Reasonable current income and long-term capital growth,        Janus Capital Corporation
                                     consistent with conservation of capital, by investing
                                     primarily in common stocks and fixed income securities.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                     FIXED INCOME PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                      OBJECTIVE                                                      Manager
------------------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio       High level of current income by investing primarily in         MFS
                                     corporate obligations with emphasis on higher yielding,
                                     higher risk, lower-rated or unrated securities.
------------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio          Seeks to achieve as high a level of current income as is       MFS
                                     consistent with preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund/VA             Seeks a high level of current income. As a secondary           OppenheimerFunds Inc.
                                     objective, seeks capital growth when consistent with its
                                     primary objective.

------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA   Seeks a high level of current income principally derived       OppenheimerFunds Inc.
                                     from interest on debt securities and to enhance such
                                     income by writing covered call options on debt securities.
------------------------------------------------------------------------------------------------------------------------------------


An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

                                      * * *

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Variable Sub-accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-accounts invest. You bear the investment risk that those Portfolios will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Variable Sub-accounts of the Separate Account.

Mixed and Shared Funding: Conflicts of Interest

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity and variable life insurance policies, including the Policy described in the Prospectus. Shares of the Portfolios are offered to separate accounts of both affiliated and unaffiliated insurance companies. It is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such owners may differ. Although neither the Company nor the Portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity owners, each Portfolio's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices.

The Guaranteed Interest Account

Premium payments allocated to the Guaranteed Interest Account and transfers to the Guaranteed Interest Account are not part of the Separate Account. Rather, the Guaranteed Interest Account is guaranteed by our general account which supports our insurance and annuity obligations. Interests in the Guaranteed Interest Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933 and the Guaranteed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). However, disclosures about the Guaranteed Interest Account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Disclosure in this Prospectus relating to the Guaranteed Interest Account has not been reviewed by the SEC.


Within the Guaranteed Interest Account, we currently offer three Interest Rate Guarantee Periods, lasting for one, three, and five years. The Guaranteed Interest Account, or certain of the Interest Rate Guarantee Periods, may not be available in all states. We will start a new Interest Rate Guarantee Period for each premium payment you allocate and each amount you transfer to the Guaranteed Interest Account. We will credit interest at a specified Guaranteed Interest Rate on each Interest Rate Guarantee Period.


The actual credited rate will be the interest rate in effect on the day that premium payments are allocated or amounts are transferred to the Guaranteed Interest Account. All interest rates are stated as annual effective yields. The interest rate for new money allocated to the Guaranteed Interest Account will reset periodically. Interest rates are set at the Company's sole discretion, but will never be less than an annual effective yield of 3.0%. There is no specific formula for determining the Guaranteed Interest Rate. Some of the factors that we may consider in determining the Guaranteed Interest Rate are: general economic trends, rates of return currently available and anticipated on our investments; expected investment yields; regulatory and tax requirements; and competitive factors.

Amounts you allocate to the Guaranteed Interest Account may be subject to an MVA upon a withdrawal, transfer or annuitization requested 31 days or more prior to the end of the applicable Interest Rate Guarantee Period. The MVA will never reduce the return on amounts allocated to an Interest Rate Guarantee Period to less than 3.0% per year before any applicable Withdrawal Charge. Because of this adjustment and for other reasons, the amount you receive upon withdrawal or the amount applied to a transfer or annuitization may be more or less than the Account Value of the relevant Interest Rate Guarantee Period at the time of the transaction.


You may elect to have your premium payments allocated to the Interest Rate Guarantee Periods at any time. In addition, you may transfer all or part of the Separate Account Value to one or more of the Interest Rate Guarantee Periods prior to the Maturity Date.

Market Value Adjustment


The proceeds of a withdrawal or transfer made from the three or five year Interest Rate Guarantee Period of the Guaranteed Interest Account 31 days or more prior to the end of the applicable Interest Rate Guarantee Period will be increased or decreased by the application of the MVA. If the Maturity Date is 31 or more days before the end of a three or five year Interest Rate Guarantee Period, the amount applied to Annuity Payments from the Guaranteed Interest Account also may be increased or decreased by an MVA. Where applicable, the MVA is applied to the Guaranteed Interest Account Value. Even on a partial withdrawal, a negative MVA may be as much as the total interest credited to the relevant Interest Rate Guarantee Period, as of the withdrawal date, in excess of an effective annual rate of 3.0%. No MVA is applied to any withdrawal or transfer made during the last 30 days of the Interest Rate Guarantee Period.


The MVA will reflect the relationship between (a) the interest rate for the Guaranteed Interest Account then currently available for the period of time which most closely approximates the duration remaining in the Interest Rate Guarantee Period from which the withdrawal, or transfer is made, and (b) the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period from which the withdrawal or transfer is made at the time of the transaction. For purposes of calculating (a) above, fractional years will be rounded to the nearest month and the interest rate will be calculated using linear interpolation.


Generally, if your Guaranteed Interest Rate does not exceed the applicable currently available interest rate by at least 0.4%, then the application of the MVA will reduce the proceeds of a withdrawal or transfer. Conversely, if your Guaranteed Interest Rate exceeds the applicable currently available interest rate by more than 0.4%, the application of the MVA will increase the proceeds of a withdrawal or transfer.


For example, assume that an Owner selects an initial Interest Rate Guarantee Period of five years and the Guaranteed Interest Rate for that duration is 8% per annum, and, at the end of four years, the Owner makes a Partial Withdrawal. If the currently available interest rate for the one year Interest Rate Guarantee Period is then 6%, the MVA will be positive and will increase the proceeds. On the other hand, if the currently available interest rate for the one year Interest Rate Guarantee Period is higher than the Guaranteed Interest Rate, for example 10%, the application of the MVA will cause a decrease in the amount payable.

The MVA will never reduce the return on amounts allocated to the Interest Rate Guarantee Periods below 3.0% per year. Where applicable, the MVA only applies to the portion of the partial withdrawal withdrawn from the Guranteed Interest Account.

The formula for calculating the MVA is set forth in Appendix II to this Prospectus, which contains examples of the application of the MVA.

The pilot elite variable annuity policy
--------------------------------------------------------------------------------

The Pilot Elite Variable Annuity Policy (the "Policy") is an individual flexible premium deferred variable annuity policy. You may purchase the Policy on a non-qualified basis ("Non-Qualified Policy"). You may also purchase the Policy in connection with retirement plans or individual retirement accounts that qualify for favorable Federal income tax treatment ("Qualified Policy"). The Policy is designed to aid you in long-term financial planning.

Application and Issuance of Policies

Before we will issue a Policy, we must receive a completed application and an initial premium payment of at least $50,000. We reserve the right to reject any application or premium payment. For a Non-Qualified Policy, you (or the Annuitant, if you are not the Annuitant) must be age 90 or younger. You must be age 80 or younger for certain types of Qualified Policies. The Policy is not available in all states.

If you properly complete the application and it can be accepted in the form received, your initial premium payment, minus any applicable premium tax, will be credited to the Accumulation Value within two business days after the later of our receipt of the application or our receipt of the initial premium payment at our Variable Annuity Service Center. If we cannot credit the initial premium payment to the Separate Account because the application or other issuing requirements are incomplete, we will contact you within five business days and give an explanation for the delay. We will return the initial premium payment to you at that time unless you permit us to keep the initial premium payment and credit it as soon as the necessary requirements are fulfilled. In that event, we will credit the initial premium payment, minus any applicable premium tax, to the Accumulation Value within two business days of the application's completion.

Your Policy will become effective on the date we credit the initial premium payment, minus any applicable premium tax, to the Accumulation Value.

Free Look Period

You have a limited time period in which to return your Policy for cancellation and receive a refund as described in your Policy. This time period depends on the state in which your Policy is issued. In most states, it is ten days after you receive it. In most states if your Policy replaces another Policy, you have 20 days in which to cancel your Policy.

In order to cancel the Policy you must deliver or mail a written notice to our Variable Annuity Service Center, or to your registered representative from whom you purchased the Policy, and return the Policy. Your cancellation will be effective upon being postmarked, properly addressed and postage paid. The Policy will then be void as if it had never been issued.

The amount of your refund will depend on the state in which your Policy was issued. In most states we will pay you an amount equal to the Accumulation Value on the date we receive the Policy from you. We will not deduct any Withdrawal Charges or administrative charges that would otherwise apply. The Accumulation Value at that time may be more or less than your premium payments. In some states we are required to refund your premium payments minus any Partial Withdrawals you may have already made from your Policy. If your Policy is issued in one of the states where we are required to refund your premium payments, the amount of your refund may be more or less than your Accumulation Value at that time.

Premium Payments

You should make all premium payments, checks, or electronic fund transfers payable to Jefferson Pilot Financial Insurance Company and they should be sent to our Variable Annuity Service Center. We will provide you with a confirmation of each transaction. Your premium payments may be made directly on a flexible basis or through the systematic investment program on a monthly or quarterly basis. For certain qualified plans, premium payments may be made through a group billing or payroll deduction arrangement on a periodic basis.

Initial Premium Payment. The minimum initial premium payment is currently $50,000. We reserve the right to increase or decrease this amount for Policies issued after some future date. The initial premium payment is the only premium payment required to be paid under a Policy. The maximum initial premium payment that we currently accept without our prior approval is $1,000,000 if you are age 65 or younger and $500,000 if you are over age 65.

Additional Premium Payments. Prior to the Maturity Date and before a Death Benefit has become payable, you may make additional premium payments at any interval. The minimum additional premium payment under the Policy is $5,000. We reserve the right to limit the sum of premium payments and transfers to the Guaranteed Interest Account to $25,000 during any 12 month period. Total premium payments under the Policy may not exceed $1,000,000 without our prior approval. Additional premium payments will be credited to Accumulation Value as of the Valuation Period during which they are received at our Variable Annuity Service Center.

Allocation of Premium Payments. We will allocate your premium payments among the Variable Sub-accounts as specified in your application. If you fail to specify how premium payments are to be allocated, the application cannot be accepted. You must allocate premium payments to one or more Variable Sub-accounts or Interest Rate Guarantee Periods, or some combination thereof in whole percentages (totaling 100%). Any allocation to a Variable Sub-account must be at least $50 and at least 5% of a premium payment. Any allocation to an Interest Rate Guarantee Period of the Guaranteed Interest Account must be at least $1,000.

The allocation specified in the application will continue to be used for additional premium payments unless you request a change of allocation. You may change the allocation instructions for premium payments any time before the Maturity Date by sending a Request to our Variable Annuity Service Center. You must specify your new allocation choices. The allocation change will apply to premium payments received with or after the Request.



Accumulation Value

On the Policy Date, your Accumulation Value equals your initial premium payment minus any applicable charge for premium taxes. Thereafter, on any day on or before your Maturity Date, your Accumulation Value equals the sum of the Separate Account Value and the Guaranteed Interest Account Value.

Your Accumulation Value will increase by:
o  any additional premium payments we receive;
o any increases in the Accumulation Value due to investment results of the Variable Sub-accounts you have selected;
o  interest credited to the Guaranteed Interest Account.

Your Accumulation Value will decrease by:
o  any Partial or Full Withdrawals, including applicable charges;
o any decreases in your Accumulation Value due to investment results of the Variable Sub-accounts you have selected;
o the Mortality and Expense Risk Charge, the Administrative Expense Charge, and any applicable Transfer Charge;
o  any charge for premium taxes, when applicable;
o any charges for an Optional Enhanced Death Benefit or Optional Extended Care Confinement & Terminal Illness Rider, if elected.

We will inform you of your Accumulation Value upon request.

Your Accumulation Value is expected to change from Valuation Period to Valuation Period. A Valuation Period is the period between successive Valuation Days. A Valuation Day is any day that the New York Stock Exchange is open for trading. Holidays are generally not Valuation Days.

Separate Account Accumulation Unit Value. When you allocate a premium payment or transfer an amount to a

Variable Sub-account, it is credited to the Separate Account Value in the form of Accumulation Units. Each Variable Sub-account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the portion of the premium payment (minus any applicable charge for premium taxes we deduct at such time) or amount transferred by the dollar value of one Accumulation Unit of the Variable Sub-account as of the end of the Valuation Period during which the allocation or transfer is made. When amounts are transferred out of, or withdrawn from, a Variable Sub-account, Accumulation Units are canceled or redeemed in a similar manner.

We will determine the Separate Account Value on every Valuation Day. For each Variable Sub-account, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Portfolio. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Portfolio and the Separate Account Value will increase or decrease to reflect the investment performance of the corresponding Portfolio. The Separate Account Value also reflects expenses borne by the Portfolios and the deduction of certain charges. The determination of Variable Sub-account Accumulation Unit values is described in detail in the Statement of Additional Information.

Minimum Accumulation Value. A minimum Accumulation Value of $2,000 must be maintained during the Pay-in Period. If you fail to maintain the minimum Accumulation Value and no premium payments have been made in the past two years, then we may cancel the Policy and return the Accumulation Value minus any applicable fees to you in one lump sum. We will send a 90 day notice to you at the most current address you have given us before we cancel your Policy. If you make sufficient premium payments to restore the Accumulation Value to at least the minimum Accumulation Value within 90 days of the date of notice, the Policy will not be canceled.

Transfers

You can transfer Accumulation Value to or from Interest Rate Guarantee Periods of the Guaranteed Interest Account and/or any Variable Sub-account of the Separate Account, within certain limits, as described below. We reserve the right to restrict the transfer privilege in any way. We must receive your transfer request at our Variable Annuity Service Center before we effect your transfer.

We only make transfers on days when we and the New York Stock Exchange are open for business. If we receive your request on one of those days, we will make the transfer that day. Otherwise, we will make the transfer on the first subsequent day on which we and the New York Stock Exchange are open.

Transfers during the Pay-in Period are subject to the following provisions:

     o  There is no limit to the number of transfers that can be made.
     o No fee is imposed on the first 12 transfers in each Policy Year during the Pay-in Period, but a fee equal to $10 may be imposed for each transfer in excess of 12 during any Policy Year. Although we reserve the right to impose the $10 fee, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose such a fee.
     o If, after a transfer, the remaining Guaranteed Interest Account Value of the Interest Rate Guarantee Period from which the transfer was made is less than $1,000 we may include that remaining value as part of the transfer.
     o If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.
     o The minimum amount you may transfer among the Variable Sub-accounts is $250 or the entire Separate Account Value remaining in the Investment Option.
     o The minimum amount that may be transferred to or from an Interest Rate Guarantee Period of the Guaranteed Interest Account is $1,000.
     o Transfers from an Interest Rate Guarantee Period that are made within 30 days of the end of the Interest Rate Guarantee Period are not subject to an MVA . All other transfers from Interest Rate Guarantee Periods are subject to an MVA, if applicable.

During the Pay-out Period, under any variable payment option, you (whether you are the Annuitant or not) may transfer Separate Account Value among Variable Sub-accounts, subject to the following provisions:

     o  There is no limit to the number of transfers that can be made.
     o No fee is imposed on the first 12 transfers in each Policy Year during the Pay-out Period, but there may be a charge of $10 for each transfer in excess of 12 during any Policy Year. We reserve the right to charge the fee, however, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose the fee.
     o If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.
     o The minimum amount you may transfer from a Variable Sub-account is $250 or the entire Separate Account Value remaining in the Variable Sub-account.

Transfers between Variable Sub-accounts during the Pay-out Period will be processed based on the formula outlined in the Statement of Additional Information (see "Pay-out Period Transfer Formulas").

No transfers of amounts applied to a fixed payment option are permitted.

Telephone Transfers and Reallocations. You, your authorized representative or a member of your representative's administrative staff may request transfers by telephone of Accumulation Value or reallocation of premium payments (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Rebalancing programs), provided we have received the appropriate authorization form. You will be asked to provide us with personal identification information at the time of your request. Although our procedures are reasonably designed to reduce the risk of unauthorized telephone transfers or allocation changes, there still exists some risk. Neither the Company, Jefferson Pilot Variable Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers or allocation changes if the procedures have been followed, and you bear the risk of loss in such a situation.

Dollar Cost Averaging

Under our Dollar Cost Averaging ("DCA") program, you can instruct us to automatically transfer a specified dollar amount from any Variable Sub-account to one or more of the other Variable Sub-accounts. The program is not available in connection with transfers from or to the Interest Rate Guarantee Periods of the Guaranteed Interest Account. The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $50. At the time the program begins, your Policy must have a minimum value of $5,000.

DCA, an investment method which provides for regular, level investments over time, results in the purchase of more Accumulation Units when the Accumulation Unit Value is low, and fewer Accumulation Units when the Accumulation Unit Value is high. DCA generally helps reduce the risk of purchasing when market prices are high and selling when market prices are low. DCA transfers from a Variable Sub-account investing in a Portfolio with a stabilized net asset value like the JPVF Money Market Portfolio will generally reduce the average total cost of indirectly purchasing Portfolio shares because a greater number of shares will be purchased when the share prices are higher. However, there is no guarantee that the DCA program will result in a higher Accumulation Value, protect against loss, or otherwise be successful. In addition, DCA transfers from a Variable Sub-account that invests in a Portfolio that does not maintain a stabilized net asset value may have the effect of reducing the average price of the Portfolio shares being redeemed.

If your Policy was issued in a state where we are required to return your premium payments if you cancel your Policy during the Free Look Period, we reserve the right to delay commencement of DCA transfers until the expiration of the Free Look Period. If the premium payments that are to be used for your DCA program will be sent to us at different times, we will hold the funds in the JPVF Money Market Sub-account until we have received all of the payments.

You can elect the DCA program when purchasing the Policy or at a later date. Your election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount in the Variable Sub-account equals $250 or less. At any one time, you are allowed to participate in only one DCA program. There is currently no charge for this program. Transfers made as part of the DCA program do not count toward the 12 free transfers that you are permitted annually under the Policy.

Automatic Rebalancing

An automatic rebalancing program is also available to you. This program provides a method for re-establishing fixed proportions between selected Variable Sub-accounts on a systematic basis. Under this program, the allocation between Variable Sub-accounts will be automatically readjusted to the desired allocation, subject to a minimum of 5% per Variable Sub-account, on a quarterly or annual basis. Transfers made as a result of this program do not count toward the 12 free transfers that you are permitted annually under the Policy. There is currently no fee charged for participation in this program. This program does not guarantee profits nor protect against losses.

You may not elect to have DCA and Automatic Rebalancing at the same time. The applicable authorization form must be on file with us before either program may begin. We reserve the right to modify the terms and conditions of these programs, including charging fees for them, upon 30 days advance notice to you.

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Withdrawals

Prior to the Maturity Date, you may withdraw all (a "Full Withdrawal") or a portion (a "Partial Withdrawal") of the Surrender Value in exchange for a cash payment from us by sending a signed Request to our Variable Annuity Service Center. The Surrender Value is the Accumulation Value plus or minus any MVA, minus any applicable Withdrawal Charge and minus any applicable charge for premium taxes payable by us and not previously deducted.

The proceeds payable upon a Partial Withdrawal will be the Partial Withdrawal amount requested, increased or decreased by any applicable MVA and then decreased by any applicable Withdrawal Charge and any applicable premium taxes payable by us and not previously deducted. For Partial Withdrawals, you must specify the allocation option from which the withdrawal should be taken. If we do not receive allocation instructions from you, we will allocate the Partial Withdrawal proportionately among the Variable Sub-accounts and the Guaranteed Interest Account in the same proportions as you have instructed us to allocate your premium payments.

No MVA is imposed on Full or Partial Withdrawals made from an Interest Rate Guarantee Period during the last 30 days of the Interest Rate Guarantee Period.

The minimum amount that you can withdraw is $250 ($1,000 if the withdrawal is from any Interest Rate Guaranteed Period of the Guaranteed Interest Account) unless we agree otherwise or unless a smaller amount is required to comply with the Code. Qualified Policies may be subject to required minimum distribution requirements. (See "Certain Federal Income Tax Consequences.") In addition, following any Partial Withdrawal, your remaining Accumulation Value must be at least $2,000. If the processing of your Partial Withdrawal request would result in a remaining Accumulation Value of less than $2,000, we may treat your Partial Withdrawal request as a request for a Full Withdrawal of your Policy, and you will receive the Surrender Value. Following payment of the Surrender Value, your Policy will be canceled. If the amount requested to be withdrawn from an allocation option is greater than the portion of the Accumulation Value attributable to that allocation option, we will pay you the entire portion of the Accumulation Value attributable to that allocation option, plus or minus any MVA, minus any Withdrawal Charge and minus any charge for applicable premium taxes payable by us and not previously deducted.

The Separate Account Value remaining in any Variable Sub-account immediately following a Partial Withdrawal must be at least $250. The Guaranteed Interest Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of your withdrawal request would result in Separate Account Value remaining in a Variable Sub-account of less than $250 or Guaranteed Interest Account Value remaining in an Interest Rate Guarantee Period of less than $1,000, we may treat your withdrawal request as a request for withdrawal of the entire Separate Account Value remaining in the relevant Variable Sub-account or the entire Guaranteed Interest Account Value remaining in the relevant Interest Rate Guarantee Period.

You may surrender your entire Policy at any time prior to the Maturity Date by sending a Request for a Full Withdrawal to our Variable Annuity Service Center. All of your rights and those of the Annuitant will terminate following a Full Withdrawal or at any time Partial Withdrawals reduce your Accumulation Value to zero. After the Maturity Date, no Full Withdrawal or Partial Withdrawal is permitted. (See "Payment Options.")


Full and Partial Withdrawals will be processed using the Separate Account Value for the Valuation Period during which your Request for Full or Partial Withdrawal is received at our Variable Annuity Service Center. We will pay all Full or Partial Withdrawal requests to you or to any other Payee that you designate within five business days (unless you choose a later date) following receipt of your request and all requirements necessary to process the Request at our Variable Annuity Service Center, except as follows:


     o Guaranteed Interest Account--We reserve the right, when permitted by law, to defer payment of any Full or Partial Withdrawal from the Interest Rate Guarantee Periods for up to six months. If payment is deferred for 30 days or more we will credit the deferred amount with interest required by law.

     o Separate Account--We reserve the right to defer the payment of any Full or Partial Withdrawal from the Separate Account as permitted by the 1940 Act. Such a delay may occur because:

             o the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing);

             o  the SEC determines that a state of emergency exists; or

             o an order or pronouncement of the SEC permits a delay for your protection.

In addition, a premium payment amount is not available to satisfy a Full or Partial Withdrawal until the check or other instrument by which such premium payment was made has been honored.

Full and Partial Withdrawals (including systematic withdrawals described below) may be taxable and a penalty tax may apply prior to age 59-1/2. (See "Certain Federal Income Tax Consequences.")

Systematic Withdrawal Plan

Under the Systematic Withdrawal Plan, you can instruct us to make automatic withdrawal payments to you monthly, quarterly, semi-annually or annually from a specified Variable Sub-account. In order to receive monthly payments, your Accumulation Value must be at least $20,000. In order to receive quarterly, semi-annual or annual payments, your Accumulation Value must be at least $10,000. The request for systematic withdrawal must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. Withdrawal Charges will not apply to the withdrawal of earnings on your premium payments or to the first 10% of aggregate premium payments (determined at the time of the withdrawal) that is withdrawn during a Policy Year. Amounts withdrawn in excess of 10% will be subject to any applicable Withdrawal Charge. No other charge will be made in connection with the Systematic Withdrawal Plan. Systematic withdrawals may not be taken from the Guaranteed Interest Account. Systematic withdrawals may result in certain tax consequences. (See "Certain Federal Income Tax Consequences.")

Annuity Payments

We will make Annuity Payments beginning on the Maturity Date, provided that the Policy is in force on that date. The payment option and frequency of Annuity Payments may not be changed after Annuity Payments begin. Unless you specify otherwise, the Payee of the Annuity Payments is the Annuitant. The dollar amount of the payments will depend on numerous factors including the Accumulation Value on the Maturity Date, the type of Annuity and payment option you elect, the frequency of payments you elect, and possibly the age and sex of the Annuitant on the Maturity Date.

Maturity Date. You may select the Maturity Date at the time the application is completed. You may change the Maturity Date from time-to-time, by submitting a Request to us, provided that notice of each change is received by our Variable Annuity Service Center at least 30 days prior to the then-current Maturity Date along with the written consent of any irrevocable Beneficiaries. The Maturity Date may not be earlier than the second Policy anniversary date. The latest Maturity Date which may be elected, unless we otherwise consent, is the Annuitant's 90th birthday or the tenth Policy anniversary (whichever is later). If you do not select a Maturity Date, the Maturity Date will be the later of the tenth Policy anniversary date or the Policy anniversary date on or immediately following the Annuitant's 70th birthday.

Election of Payment Option. During your lifetime and that of the Annuitant and prior to the Maturity Date, you may choose a payment option. You may change the option, but a Request specifying a change of option and the written consent of any irrevocable Beneficiary must be received by our Variable Annuity Service Center at least 30 days prior to the Maturity Date. If no election is made at least 30 days prior to the Maturity Date, payments will be made as an annuity for the Annuitant's life with Annuity Payments guaranteed for ten years. (See "Payment Options") You may not change the payment option after the Maturity Date.

Payment Options

The Policy provides the payment options which are described below. Payment Options II (a) and II (b) are offered as either a fixed annuity or a variable annuity. Payment Options I, II (c), III and IV are only available as a fixed annuity. You may elect a fixed annuity, a variable annuity, or a combination of both. If you elect a combination, you must specify what part of the Accumulation Value is to be applied to the fixed and variable payment options. Unless you specify otherwise, the Guaranteed Interest Account Value will be used to provide a fixed annuity and the Separate Account Value will be used to provide a variable annuity. Variable Annuity Payments will be based on the Variable Sub-account(s) that you select, or on the allocation of the Separate Account Value among the Variable Sub-accounts.

If the amount of the Annuity Payments will depend on the age and sex of the Annuitant, the Payee must be the Annuitant and we reserve the right to ask for satisfactory proof of the Annuitant's age and sex. If Annuity Payments are contingent upon the survival of the Annuitant, we may require evidence satisfactory to us that the Annuitant is living. We may delay making payments until satisfactory proof is received.

On the Maturity Date, the sum of:

o  the Guaranteed Interest Account Value plus or minus any applicable MVA, and
o  the Separate Account Value;
o minus any premium taxes, payable by us and not previously deducted, will be applied to provide for Annuity Payments under the selected payment option.

A fixed annuity provides for Annuity Payments which will remain constant pursuant to the terms of the payment option elected. The effect of choosing a fixed annuity is that the amount of each payment will be set on the Maturity Date and will not change. The Annuity Payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the age and sex of the Annuitant. The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the Policy to the portion of the Accumulation Value allocated to the fixed annuity payment option that you select. (The "annuity purchase rate" is a factor used in computing the amount of the Annuity Payment that we will pay the Annnuitant monthly for each $1,000 of Accumulation Value to be allocated to a payment option. Quarterly, semi-annual and annual Annuity Payments are also available.) However, if the Company's annuity purchase rates in effect on the Maturity Date would result in higher Annuity Payments, then those more favorable rates will be used. If a fixed annuity is selected, the Separate Account Value used to provide the fixed annuity will be transferred to the general assets of the Company, and may become subject to the claims of the Company's third party creditors.

A variable annuity provides for payments that fluctuate or vary in dollar amount, based on the investment performance of your selected allocations to one or more Variable Sub-accounts. The payment option table in the Policy reflects an assumed interest rate of 3.0%, so if the actual net investment performance of the Variable Sub-account is less than this rate, then the dollar amount of the actual variable Annuity Payments will decrease. If the actual net investment performance of the Variable Sub-account is higher than this rate, then the dollar amount of the actual variable Annuity Payments will increase. If the net investment performance exactly equals the 3.0% rate, then the dollar amount of the actual variable Annuity Payments will remain constant. You should consult the Statement of Additional Information for more detailed information as to how we determine variable Annuity Payments.

You may choose to receive Annuity Payments under any one of the payment options described below. In addition, we reserve the right to offer or to consent to other plans of payment before the Maturity Date.

Note Carefully: Under Payment Option II (a) (Life Only with no Guaranteed Period) it would be possible for only one Annuity Payment to be made if the Annuitant were to die before the due date of the second Annuity Payment; only two Annuity Payments if the Annuitant were to die before the due date of the third Annuity Payment; and so forth.

The following payment options are available:

Payment Option I--Income for Fixed Period (Available as a Fixed Annuity Only). We make periodic payments for the period you have chosen. The fixed period must be at least five years and cannot be more than 30 years.

Payment Option II--You may elect one of the following three options:
(a) Life Only. Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.
(b) Life with Guaranteed Period. Annuity Payments are paid during the guaranteed period. After the guaranteed period ends, Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.
(c) Life with Installment Refund (Available as a Fixed Annuity Only). Annuity Payments are paid until the sum of the payments equals the amount of the Accumulation Value on the Maturity Date. After that, Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.

Payment Option III--Interest Only Payments (Available as a Fixed Annuity Only). For an agreed period of at least five years, we will hold the proceeds and pay interest at a rate we declare annually at our discretion subject to a guaranteed minimum rate of 3.0% per year. You may elect to have the interest paid to the Payee periodically or you can allow the interest to accumulate. At any time during the period, the annuity proceeds plus any accumulated interest may be applied under another payment option. You may also choose at the end of the period to receive the annuity proceeds plus any accumulated interest in a lump sum or apply it under another payment option.

Payment Option IV--Income of a Fixed Amount (Available as a Fixed Annuity
Only). We will pay proceeds in fixed amounts until the proceeds reach zero. The payment period must be at least five years.

During the Pay-out Period, you may (whether or not you are the Annuitant), upon Request, transfer a portion of any Variable Sub-account to another Variable Sub-account within the Separate Account (See "Transfers"). However, during the Pay-out Period, no Full or Partial Withdrawals are permitted.

A portion of the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, we have not received a proper written election not to have Federal income taxes withheld, we must by law withhold those taxes from the taxable portion of your Annuity Payments and pay that amount to the Federal government. (See "Certain Federal Income Tax Consequences.")

Except as otherwise agreed to by you and the Company, Annuity Payments will be payable monthly. If your Accumulation Value is less than $2,000 (or an amount that would provide monthly Annuity Payments of less than $20 under any payment option) on the Maturity Date, we will pay you a lump sum. We may require proof from the Payee of the Annuitant's survival as a condition of future payments.

In some states, the Policies offered by this Prospectus contain payment option tables that provide for different benefit payments to men and women of the same age. We will use these sex-distinct tables, where permitted, for Non-Qualified Policies and IRAs. We will use unisex tables for Qualified Policies (other than IRAs).

Death Benefit


Death of Owner Prior to Maturity Date. If you die before the Maturity Date while this Policy is in force, we will pay the Beneficiary a Death Benefit. If your Policy has Joint Owners and one of the Joint Owners dies, the surviving Owner (provided he or she survives the deceased Owner by more than 24 hours) will be the Beneficiary rather than any other Beneficiary you may have designated.


The Death Benefit is equal to the greatest of:

     o the Accumulation Value, minus any taxes payable by us and not previously deducted;
     o  the guaranteed minimum death benefit; or
     o  if elected, the optional enhanced death benefit.

Guaranteed Minimum Death Benefit--The guaranteed minimum death benefit is the sum of all premium payments minus any Partial Withdrawals.

Optional Enhanced Death Benefit-- You may also elect one of two optional enhanced death benefit features that provide additional death benefit guarantees. You must elect an optional enhanced death benefit at the time you purchase your Policy and you must be less than age 70. And once you elect an enhanced death benefit you may not change or terminate it.

The optional enhanced death benefits that you may elect are:

Option 1--Under Option 1 the enhanced death benefit is the greater of:

     o the sum of all premium payments minus any adjusted Partial Withdrawals, accumulated with interest at 4.0% per year through the end of the Policy Year you reach age 75; but in no case more than 200% of all premium payments minus any Partial Withdrawals; or

     o the Accumulation Value on the most recent fifth Policy anniversary occurring while you are alive and before you reach age 75, plus any premium payments and minus any adjusted Partial Withdrawals made since that Policy anniversary.

If you elect this option, we will deduct an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account for the enhanced death benefit.

Option 2--Under Option 2 the enhanced death benefit is the greatest Accumulation Value on any Policy anniversary while you are alive and before you reach age 75.

If you elect this option, we will deduct an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account for the enhanced death benefit.

For purposes of the above, we will use the Accumulation Value as of the date we received due proof of the Owner's or Joint Owner's death.

The adjusted Partial Withdrawal amount equals (A) multiplied by (B) where:

     (A) is the ratio of the amount of the Partial Withdrawal to the Accumulation Value on the date of the Partial Withdrawal; and

     (B) is the Death Benefit on the date of the Partial Withdrawal.

IRS Required Distribution. Federal tax law requires that if you die before the Maturity Date, then the entire value of the Policy must generally be distributed within five years of the date of your death. Special rules may apply to your spouse. Other rules apply to Qualified Policies. (See "Certain Federal Income Tax Consequences").

Spousal Continuation of Policy. If you die before the Maturity Date and the Beneficiary is your surviving spouse, your spouse may choose to not receive the Death Benefit and may continue the Policy and become the Owner. The excess, if any, of the Death Benefit over the Accumulation Value will be added to the Accumulation Value. In this situation, if you were also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the Policy, no Death Benefit will be paid because of your death.

Death of Annuitant Prior to Maturity Date. If you are not the Annuitant and the Annuitant dies prior to the Maturity Date, you may name a new Annuitant. If no new Annuitant is named, you become the new Annuitant.

If you are a non-natural person (i.e. a trust or corporation) for purposes of Code Section 72, then the primary Annuitant's death will be treated as the death of the Owner and will result in payment of the Death Benefit.

Death of Annuitant on or After Maturity Date. If the Annuitant dies on or after the Maturity Date while there are remaining guaranteed annuity payments to be made, we will continue to make the remaining guaranteed annuity payments to only one of the following, in this order:

o  the named Payee, if any and if living
o  the Beneficiary, if any and if living
o  the Owner, if living, and
o  the Owner's estate.

Death of Owner on or After Maturity Date. If you die on or after the Maturity Date and before the Annuitant while there are remaining guaranteed annuity payments to be made, we will continue to make the remaining guaranteed annuity payments to only one of the following, in this order:

o  any named Payee, if living
o  any Joint Owner, if living
o  any Beneficiary, if living, and
o  the deceased Owner's estate

Payment of Death Benefit to Beneficiary. Instead of accepting the Death Benefit, the Beneficiary (after your death) can choose by Request to receive Annuity Payments based on his or her life expectancy. Payment under any payment option must be for the life of the Beneficiary or for a number of years that is not more than the life expectancy of the Beneficiary, at the time of your death (as determined for Federal tax purposes), and must begin within one year of your death.

Payment Not Honored by Bank

Any distribution under the Policy which is derived, all or in part, from any amount paid to us by check or draft may be postponed until we have determined that the instrument has been honored.

Beneficiary

You may name more than one Beneficiary in the application. You may change a Beneficiary by sending a signed Request to our Variable Annuity Service Center. When the Variable Annuity Service Center records the change, it will take effect as of the date we receive your Request at our Variable Annuity Service Center. You may designate the amount or percentage of the Death Benefit that each Beneficiary receives, either in the application or by a signed Request. If you do not make such a designation, the Death Benefit will be paid in equal shares to each Beneficiary. We will comply with all state and Federal laws requiring notification of the change in Beneficiary.

If you die and you have not named a Beneficiary, or your named Beneficiary predeceased you and you did not name a new Beneficiary, your estate will be the Beneficiary. If your Policy is owned by Joint Owners and one of the Joint Owners dies, the surviving Joint Owner will be the deemed Beneficiary provided he or she survives the deceased Joint Owner by more than 24 hours. Our consent is needed if you wish to name a Joint Owner that is not your spouse.

Restrictions Under Qualified Policies

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plan in respect of which Qualified Policies are issued.

Restrictions Under Section 403(b) Plans

Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

charges and deductions
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We will make certain charges and deductions under the Policy in order to compensate us for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Separate Account and the Policies. We may also deduct charges for transfers, premium taxes, optional benefits and riders you may elect, and other Federal, state or local taxes. In addition, certain deductions are made from the assets of the Portfolios for management fees and expenses.

Withdrawal Charge

Upon a Full or Partial Withdrawal, Withdrawal Charges may apply. Withdrawal Charges are calculated assuming that policy earnings are withdrawn first. Policy earnings include investment gains on premiums allocated to the Separate Account and interest credited to premiums allocated to the Guaranteed Interest Account. Withdrawal Charges will not be imposed on withdrawals of policy earnings. After all policy earnings have been withdrawn, premium payments are deemed to be surrendered in the order in which they were received. The length of time from receipt of a premium payment to the time of withdrawal determines the percent of the Withdrawal Charge. The Withdrawal Charge is assessed as a percentage of the premium payment withdrawn as follows:

          Complete Years
           Elapsed Since
          Premium Payment                    Withdrawal Charge
          ---------------                    -----------------
            Less than 1                             7%
                 1                                  7%
                 2                                  6%
                 3                                  5%
                 4                                  4%
                 5                                  0%

The Withdrawal Charge will not be applied under the following circumstances:

o  If you cancel the Policy during the Free Look Period.

o  Payment of the Death Benefit.

o  On any free withdrawal amount (see below).

o To comply with any minimum distribution requirements of the Code for the Policy.

o If you selected an optional Extended Care Confinement and Terminal Illness Rider when you purchased your Policy, and after the first policy Anniversary, you (1) become confined to a hospital or a state-licensed inpatient extended care facility for at least 30 consecutive days or (2) are first diagnosed as suffering from an illness that reduces your life expectancy to 12 months or less from the date of diagnosis, and you meet all of the conditions contained in the rider. You may only elect this rider at the time you purchase your Policy. You will pay a daily charge for this rider. This charge is equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account. We reserve the right to terminate this rider if you or any Joint Owner is changed. Otherwise, once you elect this rider it cannot be changed or dropped. This rider may not be available in all states.

We will tell you the amount of Withdrawal Charge that would be assessed upon a withdrawal upon request. More information about how the Withdrawal Charge is calculated for Full or Partial Withdrawals is in Appendix I.

Free Withdrawal Amount. In addition to a free withdrawal of policy earnings, you are entitled to withdraw up to 10% of the aggregate premium payments each year without a Withdrawal Charge. This free withdrawal amount is equal to 10% of the aggregate premium payments as of the date of the withdrawal, minus the sum of free withdrawal amounts previously taken during the Policy Year, and will not be less than zero. Unused free withdrawal amounts cannot be accumulated and carried from one Policy Year to the next.

Mortality and Expense Risk Charge

We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge is 0.60% annually of the daily value of net assets in each Variable Sub-Account. The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for each Variable Sub-account. The Mortality and Expense Risk Charge does not apply to amounts held in the Guaranteed Interest Account.

Accumulation Values and Annuity Payments are not affected by changes in actual mortality experience or by actual expenses incurred by the Company. The mortality risks we assume arise from our Policy obligations to make Annuity Payments. Thus, you are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments that you will receive under the Policy.

We also bear substantial risk in connection with the Death Benefit. During the Pay-in Period, we will pay a Death Benefit that could be greater than the Accumulation Value. Otherwise, the Death Benefit is based on the Accumulation Value. The Death Benefit is paid without imposition of a Withdrawal Charge or application of the MVA.

The expense risk we assume is the risk that our actual expenses in administering the Policy and the Separate Account will exceed the amount we receive through the Administrative Expense Charge.

Administrative Expense Charge

We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that the amount of this charge will not increase. The Administrative Expense Charge does not apply to any amounts held in the Guaranteed Interest Account.

Optional Enhanced Death Benefit Charges

You will pay an additional charge if you elect to purchase one of our two optional enhanced death benefit options. If you choose Option 1, you will pay an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account. If you choose Option 2, you will pay an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account.

Optional Extended Care Confinement & Terminal Illness Rider Charge

You will pay an additional charge equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account if you elect this rider.

Transfer Charge

We may impose a fee equal to $10 for each transfer in excess of 12 during any Policy Year. Although we reserve the right to impose a $10 fee, we currently have no plans to do so.

Premium Taxes

We may be required to pay premium taxes in certain states. Depending upon applicable state law, we will deduct the premium taxes if we are required to pay them. This may occur, for example, at the time you pay a premium or make a Full or Partial Withdrawal or when the Policy reaches the Maturity Date or a Death Benefit is paid. We may elect to defer the deduction of Policy premium taxes that would otherwise be deducted from premium payments until a later time. Premium taxes currently range from 0.0% to 3.5% of premium payments or Accumulation Value. However, a state may change its premium tax rate at some future date.

Federal, State and Local Taxes

No charges are currently imposed for Federal, state, or local taxes other than state premium taxes. However, we reserve the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that we determine to be attributable to the Policies.

Other Expenses Including Investment Advisory Fees

You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-accounts to which you allocate your Accumulation Value. The net assets of each Portfolio will reflect deductions in connection with the investment advisory fees and other expenses.

For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Portfolios, current copies of which accompany this Prospectus.

Reduction in Charges for Certain Groups

The Company may reduce or eliminate the Withdrawal Charge on Policies that have been sold to:

o  employees and sales representatives of the Company or its affiliates;

o customers of the Company or distributors of the Policies who are transferring existing Accumulation Values to a Policy;

o individuals or groups of individuals when sales of the Policy result in savings of sales or administrative expenses; or

o individuals or groups of individuals where premium payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

In no event will reduction or elimination of the Withdrawal Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

certain federal income tax consequences
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The following is a general description of Federal tax considerations relating to individual owners and individual beneficiaries of the Policy, and is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). This general discussion does not attempt to describe the tax treatment of the Policy under state or local tax laws. This general discussion also does not attempt to describe the tax treatment that will apply to:

o  foreign owners or beneficiaries
o  corporate owners or beneficiaries, or
o  trusts that are owners or beneficiaries

This discussion is not intended to be tax advice. Any person concerned about the tax implications of owning a Policy, or receiving distributions from the Policy, should consult a competent tax advisor before initiating any transaction.

The Policy is issued by the Separate Account of the Company, which is taxed as a life insurance company under the Code. Under existing Federal income tax laws, all investment income and realized and unrealized capital gains (and losses) automatically increase (or decrease) the Accumulation Unit Values of the Policy. If changes in the Federal tax laws, or changes in the IRS's interpretation of the tax laws, result in the Company being taxed on income or gains produced in the Separate Account, then we reserve the right to start imposing charges against any affected Policies in order to provide for payment of those taxes.

You may purchase a Non-Qualified Policy or a Qualified Policy. A Policy is a Qualified Policy if purchased by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401, 403(b) (Tax-Sheltered Annuity), 408 (Traditional IRA), 408A (Roth IRA), or 457 of the Internal Revenue Code. Information regarding the tax treatment of a Traditional IRA or a Roth IRA is contained in a separate IRA Disclosure Statement available from the Company. The ultimate effect of Federal income taxes on amounts contributed to, held in, or received from a Qualified Policy depends on the type of retirement plan, the tax and employment status of the individual and/or his or her employer, the source of the contributions, and the reason for the distribution. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

If you purchase this Policy as a Non-Qualified Policy, it is intended that the Policy will be owned and administered to satisfy the requirements of Sections 72 and 817(h) of the Code. If you purchase this Policy as a Qualified Policy, it is intended that the Policy will be owned and administered to satisfy the requirements of the provisions of the Code that apply to that type of Qualified Policy. The following discussion is based on the assumption that the Policy satisfies whichever Federal income tax rules apply to the Policy.

At the time you pay the initial premium payment, you must specify whether a Non-Qualified Policy or a Qualified Policy is being purchased. If your initial premium payment is derived from an exchange or surrender of another annuity policy, we may require that you provide us with information as to the Federal income tax status of the previous policy. We will require you to purchase separate Policies if you desire to invest monies qualifying for different annuity tax treatment under the Code. We will require the minimum initial premium payment on each Policy. Additional premium payments under your Policy must qualify for the same Federal income tax treatment as your initial premium payment under the Policy. We will not accept an additional premium payment under your Policy if the Federal income tax treatment of such premium payment would be different from that of your initial premium payment.


The investments held for Non-Qualified Policies must be "adequately diversified" in accordance with the requirements of Section 817(h) and Treas. Regs.
Section 1.817-5. The Company intends to, and will be responsible for, complying with these diversification rules. The IRS has stated in several published rulings (the "Investor Control Rulings") that if the owner of the policy has such control or power over the investments held for the policy, the owner of the policy, and not the separate account, will be treated as the owner of the underlying assets. The Company believes that it is complying with the Investor Control Rulings so that the Company, and not the Owner of the Policy, will be treated as the Owner of the underlying assets. We reserve the right to amend or modify the Policy if necessary to comply with any IRS rules or regulations related to diversification or control over investments.


Taxation of Annuities

In General. Section 72 of the Code governs taxation of annuities in general. We believe that if you are an individual (a "natural" person under the tax rules), you will not be taxed on increases in the value of a Non-Qualified Policy until a distribution occurs (e.g., Partial Withdrawals, Full Withdrawals, loan or assignment, pledge, gift, or the receipt of Annuity Payments under a payment option). Any change in ownership, assignment, pledge, or agreement to assign or pledge any portion of a Qualified Policy's value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single lump sum payment or as an annuity) is taxable as ordinary income. Unlike direct investments in mutual funds, no amounts invested in a variable annuity will produce any capital gains or losses.

If the owner of any Non-Qualified Policy is not an individual or other "natural" person (e.g., a corporation or a certain type of trust), the owner generally must include in income any increase in the excess of the Policy's value over the "investment in the contract" (discussed below) during the taxable year. There are exceptions to this rule if the non-natural person holds the Policy as agent for a natural person. We reserve the right to not issue a Non-Qualified Policy if it will not be owned by a natural person, or by a non-natural person as agent for a natural person.

Possible Changes in Taxation. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. Although as of the date of this Prospectus Congress has not passed any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could apply to your Policy even though it was purchased prior to the change in the tax laws or rules.

Withdrawals from Qualified Policies. In the case of a Full Withdrawal or Partial Withdrawal under a Qualified Policy, under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance under the retirement plan. The "investment in the contract" generally equals the amount of any premium payments paid by or on behalf of any individual with after tax contributions. For certain Qualified Policies the "investment in the contract" may be zero. As explained in the separate Disclosure Statement for Roth IRAs, special tax rules apply to distributions from Roth IRAs and Roth Conversion IRAs.

Withdrawals from Non-Qualified Policies. Full Withdrawals from Non-Qualified Policies are treated as taxable income to the extent that the amount received exceeds the "investment in the contract." Partial Withdrawals from Non-Qualified Policies (including systematic withdrawals) are generally treated as taxable income to the extent that the Accumulation Value (before any Withdrawal Charges, and including any positive Market Value Adjustment) immediately before the Partial Withdrawal exceeds the "investment in the contract" at that time.

Annuity Payments. If you elect to receive payments over a period of years, over your life expectancy, or over the life expectancies of yourself and another individual, part of each payment you receive will be a return of your "investment in the contract" and part of each payment will be taxable income. In general, the amount of each payment that is a return of your "investment in the contract" is calculated by dividing your total "investment in the contract" by the total number of expected payments. For example, if your "investment in the contract" is $6,000, and you elect to receive 60 monthly annuity payments, $100 of each payment will be a return of your "investment in the contract" and will not be subject to Federal income taxes ($6,000 / 60 = $100). If payments are being made over your life expectancy, or the joint life expectancy of you and your spouse, there are IRS tables which are used to determine how many annuity payments are expected to be made. After you have received the expected number of payments, you will have received tax-free your entire "investment in the contract." Any additional payments will be fully taxable. If you die before you have received your entire "investment in the contract" and there are no additional payments after you die, there is a special tax rule that allows a tax deduction for the unrecovered "investment in the contract" on your last income tax return. If some payments continue to your Beneficiary after your death, your Beneficiary can recover any remaining "investment in the contract" over the additional payments being made.

Penalty Tax. For Non-Qualified Policies and for most Qualified Policies (there are special rules for Roth IRAs) there may be a 10% Federal penalty tax on any premature distributions. The 10% penalty applies only to the portion of the distribution that is treated as taxable income. In general, however, there is no penalty tax on distributions from a Qualified or a Non-Qualified Policy:
o  made on or after the date on which you attain age 59-1/2;
o  made as a result of your death or disability;
o received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of you and a "designated beneficiary";
o resulting from the direct rollover of the Policy into another qualified contract or individual retirement annuity;
o  allocable to investment in a Non-Qualified Policy before August 14, 1982;
o  under a qualified funding asset (as defined in Code Section 130(d));
o  under an immediate annuity (as defined in Code Section 72(u)(4)); or
o which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

For distributions from Qualified Policies, in addition to all of the above exceptions to the 10% penalty tax, additional exceptions to the penalty may apply to distributions made to:
o an employee after separation from service after age 55 from a retirement plan other than an IRA;
o  pay certain uninsured medical expenses;
o  certain unemployed individuals to pay health insurance premiums;
o  pay for certain higher education expenses; or
o  a first-time home buyer ($10,000 lifetime limit).

Death Benefit Proceeds. The Code requires that both Qualified and Non-Qualified Policies make certain distributions if the Owner of the Policy dies. If you die before periodic annuity payments have started, the entire value of the annuity must either (i) be paid out, in full, within five years of your death, or (ii) annuity payments must start within one year of your death. If your surviving spouse is the Beneficiary of the Policy, your spouse has the option of continuing the Policy as if he or she had been the original owner. If you die after periodic annuity payments have started, payments must continue to be made under a method that will distribute the balance in the Policy at least as rapidly as the method being used prior to your death. A non-spousal beneficiary may not elect, or continue to use, a settlement option unless that settlement option will result in distributions that comply with the Code. Amounts distributed because of the death of an Owner are generally included in income under the same rules that apply to distributions to the Owner. Annuities, unlike capital assets owned directly by an individual (e.g., real estate, stocks, bonds), do not receive a step-up in tax basis at the death of the Owner. Therefore, the investment in the Policy is not affected by the Owner's death.

Gifts and Other Transfers or Exchanges of the Policy. The gift or other transfer of ownership of a Policy may result in certain tax consequences to you, including the immediate taxation of the entire gain in the Policy. You should contact a competent tax advisor to discuss the potential tax effects of any gift, transfer or exchange of a Policy.

Multiple Policies. All non-qualified deferred annuity policies that we or our affiliates issue to you during any calendar year are treated as one annuity policy for purposes of determining the amount of income produced by a distribution from one or more of the annuity policies. The Treasury Department may issue regulations to prevent the avoidance of Section 72(e) through the serial purchase of annuity policies or otherwise, or to treat the combination purchase of separate immediate and deferred annuity policies as a single annuity policy. You should consult with a competent tax advisor before purchasing more than one annuity policy in a calendar year.

Withholding. Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. If you have provided the Company with your taxpayer identification number (i.e., your Social Security number), you may elect not to have tax withheld from most distributions. Withholding is mandatory for certain distributions from certain types of Qualified Policies.

Other Tax Consequences. As noted above, this discussion of the Federal income tax consequences under the Policy is not intended to cover every possible situation. The Federal income tax consequences discussed in this Prospectus reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on your individual circumstances or those of the recipient of the distribution. You should consult a competent tax advisor for further information.

Qualified Plans. The Policy may be used with several types of qualified plans. Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Policy in a qualified plan, you should only consider the Policy's other features, including the availability of lifetime annuity payments and death benefit protection.

No attempt is made to provide detailed information about the use of the Policy with the various types of qualified plans. Policy Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. The following are brief descriptions of the various types of qualified plans in connection with which we will issue the Policy. Policies for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Policy will be amended as necessary to conform to the requirements of the Code.

Qualified Pension and Profit Sharing Plans. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. If you are considering the purchase of a Policy for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Policy to your specific needs.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (each hereinafter referred to as "Traditional IRA"). Traditional IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into a Traditional IRA. The sale of a Policy for use with a Traditional IRA is subject to special disclosure requirements of the IRS. Purchasers of a Policy for use with Traditional IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Traditional IRA or their purchase. You should seek competent advice as to the suitability of the Policy for use with Traditional IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with Traditional IRA qualification requirements.

Section 408A of the Code permits eligible individuals to contribute to a Roth IRA. Purchasers of a Policy for use with Roth IRAs will be provided with supplemental information required by the IRS or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Roth IRA or their purchase. You should seek competent advice as to the suitability of the Policy for use with Roth IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with Roth IRA qualification requirements.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity policies and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity policies are commonly referred to as "Tax-Sheltered Annuities."

Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made:


o  after you attain age 59-1/2,
o  after your separation from service,
o  because of your death or disability, or
o for an amount not greater than the total of such contributions in the case of hardship.


Section 457 Deferred Compensation ("Section 457") Plans. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. The maximum amount that can be deferred under a Section 457 plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

The deferred amounts will be used by the employer to purchase the Policy. The Policy will be issued to a trust set up by a governmental employer, or by another tax-exempt employer. All Accumulation Values will be subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Policy and is only entitled to payment in accordance with the
Section 457 plan provisions. The plans may permit participants to specify the form of investment for their deferred compensation account. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Present Federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other Section 457 plans in certain limited cases. If you are considering the purchase of a Policy for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Policy to your specific needs.

Jefferson Pilot Financial Insurance Company
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Jefferson Pilot Financial Insurance Company is a stock life insurance company chartered in 1903 in Tennessee, redomesticated to New Hampshire in 1991, and redomesticated to Nebraska effective June 12, 2000. Prior to May 1, 1998, we were known as Chubb Life Insurance Company of America. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of the Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Our service center is located at One Granite Place, Concord, New Hampshire 03301; our telephone number is 800-258-3648, ext. 5394.


We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam, and the Commonwealth of the Northern Mariana Islands.


At December 31, 1999, we and our subsidiaries had total assets of approximately $16.6 billion and had over $149 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $26.4 billion.

The Company writes individual life insurance and annuities. We are subject to Nebraska laws governing insurance.

Effective August 1, 2000, Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton Life and the applicable separate account became a separate account of the Company. GLIC did not have any separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance has approved the merger.


The Separate Account


The JPF Variable Annuity Separate Account of Jefferson Pilot Financial Insurance Company (the "Separate Account") was established as a separate investment account under the laws of the State of New Hampshire on November 18, 1999 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000.


We own the assets of the Separate Account. The Separate Account will not be charged with liabilities arising out of other separate accounts or out of any of our other business unless the liabilities have a specific and determinable relation to or dependence upon the Separate Account. We reserve the right to transfer assets of the Separate Account in excess of the reserves and other Policy liabilities with respect to the Separate Account to our general account. The income, if any, and gains or losses realized or unrealized on each Variable Sub-account are credited to or charged against that Variable Sub-account without regard to our other income, gains or losses. Therefore, the investment performance of any Variable Sub-account should be entirely independent of the investment performance of our general account assets or any of our other separate accounts.

distributor of the policies
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Jefferson Pilot Variable Corporation (formerly Jefferson-Pilot Investor Services, Inc.) is the principal underwriter of the Policies. Jefferson Pilot Variable Corporation will enter into one or more contracts with various broker-dealers for the distribution of the Policies. Commissions paid on Policy sales may vary, but we estimate that total commissions paid on all Policy sales will not exceed 4% of all premium payments. In certain circumstances, commissions may be paid in installments over time. Jefferson Pilot Variable Corporation, a wholly owned subsidiary of Jefferson-Pilot Corporation, is a member of the NASD. Its mailing address is One Granite Place, Concord, NH 03301. There may be other underwriters in the future.


In addition to the payment of commissions, we may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell variable annuity contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of variable annuity contracts. Our payment of promotional incentives is subject to applicable state insurance law and regulation.

voting rights
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There are no voting rights associated with the Guaranteed Interest Account
Value.

With respect to the Separate Account Value, we are the "shareholder" of the Portfolios and as such, we have certain voting rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-accounts to which you have allocated your Accumulation Value. Under current law, however, and prior to the Maturity Date, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matters being voted on. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio holding the shareholder meeting. The number of votes that you have the right to instruct will be calculated separately for each Variable Sub-account. The number of votes that you have the right to instruct for a particular Variable Sub-account will be determined by dividing your Accumulation Value in the Variable Sub-account by the net asset value per share of the corresponding Portfolio in which the Variable Sub-account invests. Fractional shares will be counted.

After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Variable Sub-account by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Owners. We or our affiliates may vote shares in which you or other persons entitled to vote have no beneficial interest in our sole discretion.

We reserve the right to restrict or eliminate any of your voting rights when we are permitted by law to do so.

The above description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote Portfolio shares without obtaining voting instructions from our

Owners and we may elect to do so.


Loans
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Generally, a loan is available to you if your Policy is a Tax-Sheltered Annuity Policy issued under Section 403(b) of the Code. Loans are subject to provisions of the Code and to applicable plan rules. Loans may not be available in all states. You should consult your tax advisor and plan fiduciary prior to exercising your loan privileges.

You may borrow up to 50% of the Surrender Value from your Policy, but in no case more than $50,000, without incurring current taxes or policy-imposed Withdrawal Charges. Certain other Code and IRS limitations may apply. For example, if a loan already exists, the $50,000 limit is reduced. Existing loans include loans from all qualified plans. A minimum loan of $1,000 also applies. We will notify you of the loan interest rate at the time you request a loan. However, your Policy guarantees that the loan interest rate will never exceed 8%.

Loans must be repaid in substantially equal payments, at least quarterly, within five years. However, loans used to purchase your principal residence must be repaid within 15 years. The loan repayment period may not extend beyond age 70. If you do not make a loan payment when due, interest will continue to accrue on that amount. If you do not make a loan payment by the end of a 30 day grace period, the entire loan will be treated as a deemed distribution, may be taxable to you, and may be subject to a 10% penalty tax.If the required payment is not received by the end of the grace period, the defaulted loan balance, plus accrued interest and any Withdrawal Charge, will be withdrawn from your Surrender Value, if amounts under your Policy are "eligible for distribution." In order for an amount to be eligible for distribution under a 403(b) Plan, you must meet one of the six triggering events:

  o attainment of age 59-1/2;
  o separation from service;
  o death;
  o disability;
  o plan termination; or
  o financial hardship.

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any Withdrawal Charge will be considered a "deemed distribution" and will be withdrawn when those Surrender Values become eligible. Either a distribution or a deemed distribution will be considered a currently taxable event, and may be subject to Federal tax withholding, the Withdrawal Charge and the Federal early withdrawal penalty tax.

Your Policy Surrender Value will provide the collateral for the loan. The amount of Surrender Value serving as collateral will be placed in a loan collateral account. The loan collateral account is part of the General Account. You may specify the allocation option from which amounts will be transferred to the loan collateral account. If you do not specify the allocation options, amounts will be transferred from the Variable Sub-accounts and Guaranteed Interest Accounts in the same proportion that your Accumulation Value in each allocation option bears to your total Accumulation Value.

Until the loan has been repaid, amounts in the loan collateral account will be credited interest at a rate 2.25% less than the loan interest rate fixed by the Company for the term of the loan. Your Policy guarantees that the interest rate credited to the loan collateral account will never be less than 3%. Loan repayments will be deducted from the loan collateral account and allocated to the allocation options based on your current allocation elections.

If you make a Full Withdrawal of your Policy while a loan is outstanding, the Surrender Value you receive will be reduced by the amount of the loan outstanding plus any accrued interest. If you die while a loan is outstanding, the Death Benefit paid to the Beneficiary will be reduced by the amount of the loan outstanding plus any accrued interest. If the Maturity Date occurs while a loan is outstanding, the amount of the Accumulation Value applied under any payment option will be reduced by the amount of the loan outstanding plus accrued interest.

additional information about the separate account
--------------------------------------------------------------------------------

Addition, Deletion, or Substitution of Investments

We reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account. If this type of transfer is made, the term "Separate Account," as used herein shall then mean the Separate Account to which the assets were transferred.

We further reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another Portfolio or of another registered open-end management investment company. If required by law, we will not substitute any shares attributable to a Policy's interest in a Variable Sub-account of the Separate Account without notice and prior approval of the SEC and state insurance authorities.

We also reserve the right to establish additional Variable Sub-accounts of the Separate Account, each of which would invest in shares corresponding to a new investment portfolio of the existing Portfolio or in shares of another investment company. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Variable Sub-accounts, eliminate one or more Variable Sub-accounts, or combine Variable Sub-accounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Policy to reflect the substitution or change. If we deem it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act; it may be deregistered under the Act if registration is no longer required; or it may be combined with other separate accounts of the Company. Further we reserve the right, when permitted by law, to manage the Separate Account under the direction of a committee at any time. We will notify you of our intent to exercise any of these reserved rights with respect to the Separate Account. If you choose not to accept such change(s), you may request cancellation of your Policy and receive the Surrender Value.

Performance Data

From time-to-time we may use the yield of the JPVF Money Market Variable Sub-account and total returns of other Variable Sub-accounts in advertisements and sales literature. Performance data is not intended to and does not indicate future performance.


JPVF Money Market Variable Sub-account Yield. The yield of the JPVF Money Market Variable Sub-account refers to the annualized income generated by an investment in that Variable Sub-account over a specified seven-day period. The yield is "annualized" by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of that investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Variable Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


Other Variable Sub-account Yield. We may from time-to-time advertise or disclose the current annualized yield of one or more of the Variable Sub- accounts of the Separate Account (except the JPVF Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period.

The yield is computed by:
o dividing the net investment income of the Variable Sub-account less Variable Sub-account expenses for the period,
o by the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period,
o  compounding that yield for a six month period, and
o  multiplying that result by 2.

Expenses attributable to the Variable Sub-Account include:
o  the Mortality and Expense Risk Charge, and
o  the Administrative Expense Charge.

Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any Withdrawal Charge or premium taxes that may be applicable to a particular Policy. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.

Total Return. Total returns for the Sub-accounts may be calculated pursuant to a standardized formula or in non-standardized manners. The standardized total return of the Variable Sub-accounts refers to return quotations assuming an investment has been held in the Variable Sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the Variable Sub-account has been in operation for those periods), and a period measured from the date the Variable Sub-account commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal value (that is, changes in the Accumulation Unit values), whereas the yield figures will only reflect income. In addition, the standardized total return quotations will reflect the Withdrawal Charge imposed on Full or Partial Withdrawals.

In addition, we may from time-to-time also disclose total return in non-standard formats and cumulative total return for the Variable Sub-accounts. The non-standard average annual total return and cumulative total return would not reflect any applicable Withdrawal Charge, which if reflected would lower the performance figures.

We may from time-to-time also disclose standard total returns and non-standard total returns for the Variable Sub-accounts based on or covering periods of time other than those indicated above. All non-standard performance data will only be disclosed if the standard total return is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

Performance Comparisons. From time-to-time, in advertisements, sales literature, or in reports to you, we may compare the performance of the Variable Sub-accounts to that of other variable accounts or investment vehicles with similar investment objectives or to relevant indices published by recognized mutual fund or variable annuity statistical rating services or publications of general variable annuity statistical rating services or publications of general interest such as Forbes or Money magazines. For example, a Variable Sub-account's performance might be compared to that of other accounts or investments with a similar investment objective as compiled by Lipper Analytical Services, Inc., VARDs, Morningstar, Inc., or by others. In addition, a Variable Sub-account's performance might be compared to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index (which is a group of unmanaged securities widely regarded by investors as representative of the stock market in general) and the Dow Jones Industrial Average (which is a price-weighted average of 30 large, well-known industrial stocks that are generally the leaders in their industry). Performance comparisons should not be considered representative of the future performance of a Variable Sub-account.

General. Performance data may also be calculated for shorter or longer base periods. The Separate Account may use various base periods as may be deemed necessary or appropriate to provide investors with the most informative performance data information, depending on the then-current market conditions.

Performance will vary from time-to-time, and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. A Portfolio's total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. Current yield is not fixed and varies with changes in investment income and Accumulation Unit values. The JPVF Money Market Variable Sub-account yield will be affected if it experiences a net inflow of new money which it invests at interest rates different from those being earned on its then-current investments. An investor's principal in a Variable Sub-account and a Variable Sub-account's return are not guaranteed and will fluctuate according to market conditions. Also, as noted above, advertised performance data figures will be historical figures for a Policy during the Pay-in Period.

Company Ratings

We may from time-to-time publish (in advertisements, sales literature and reports to you) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Duff & Phelps, and Fitch Investors Services. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, our claims-paying ability as measured by Standard and Poor's Insurance Ratings Services, Duff & Phelps, or Fitch Investors Services may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding our financial capacity to meet the obligations of our insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

general policy provisions
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Entire Policy

The entire Policy consists of the Policy, any attached riders and endorsements, and the attached copy of the application. Only our Chief Executive Officer, President, one of our Executive Vice Presidents or the Secretary may change the Policy. The change must be in writing. No change will be made in the Policy unless you agree to it in writing. No registered representative is authorized to change the Policy or to change or waive any provisions of the Policy.

Reliance on Information Provided in Application

In issuing the Policy, we will rely on the statements made in the application. We deem all such statements to be representations and not warranties. We assume that these statements are true and complete to the best of the knowledge and belief of those who made them. We will not use any statement made in connection with the application to void the Policy unless that statement is a material misrepresentation and is part of the application.

Variations in Policy Provisions

Certain provisions of your Policy may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in your Policy or in riders or endorsements to your Policy.

Measurement of Dates

Policy Years, quarters, months, and anniversaries are measured from the Policy Date, except where otherwise specified.

Calculation of Age

References in the Policy to a person's age on any date refer to his or her age on that person's last birthday.

Misstatement of Age

If the age of the Annuitant has been misstated, any amount payable under the Policy will be what would have been purchased at the correct age. If payments were made based on incorrect age, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 6.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignment of the Policy

While the Annuitant is living, and except for Qualified Policies, you may assign the Policy or any interest you have in it. Any irrevocable Beneficiary must agree to the assignment. If there is a Joint Owner, the Joint Owner must agree to any assignment. Your interest, and anyone else's, will then be subject to that assignment. As Owner, you still have the rights of ownership that you have not assigned.

An assignee cannot change the Owner, Annuitant or Beneficiary, and may not elect an alternative payment option. Any amount payable to the assignee will be made in one lump sum.

To assign the Policy, you must provide us a copy of the assignment. We are not bound by an assignment unless we receive written notice at our Variable Annuity Service Center. We are not responsible for the validity of any assignment. An assignment will be subject to any payment previously made by us or any other action we may take before recording the assignment.

State law such as those governing marital property may affect your ability to encumber the Policy.

Nonparticipating

The Policy is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on the Policy.

Non-Business Days

If the due date for any activity required by the Policy falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

Regulatory Requirements

All interest guarantees, withdrawal benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Policy is delivered.

We will administer the Policy in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity policy.

The Policy is deemed to include all state and Federal laws that apply.

legal proceedings
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We are not involved in any litigation that is of material importance in relation to our general account assets. In addition, there are no legal proceedings to which the Separate Account is a party.

available information
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We have filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 relating to the Policies offered by this Prospectus. This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Reference is hereby made to such Registration Statement for further information relating to the Company and the Policies. The Registration Statement may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W, Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549, (telephone no. 202-942-8090), at prescribed rates or may be found at the SEC's Web Site at http://www.sec.gov.

Statement of additional information
--------------------------------------------------------------------------------

A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
More information About the Policy.......................................................      3
Determination of Variable Sub-account Accumulation Unit Values..........................      3
Calculation of Annuity Unit Value.......................................................      4
Pay-out Period Transfer Formulas........................................................      5
Administration..........................................................................      6
Records and Reports.....................................................................      6
Custody of Assets.......................................................................      6
Administrator...........................................................................      6
Principal Underwriter...................................................................      6
Performance Data and Calculations.......................................................      7
    Money Market Variable Sub-account Yields............................................      7
    Other Variable Sub-account Yield....................................................      7
    Variable Sub-account Total Return Calculations: Standardized........................      9
    Other Performance Data: Non-Standardized............................................     10
    Other Information...................................................................     12
Other Information.......................................................................     13
Experts.................................................................................     13
Financial Statements....................................................................     13

appendix i
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--> WITHDRAWAL CHARGE CALCULATION


A Withdrawal Charge may be deducted from the Accumulation Value upon Partial Withdrawal or Full Withdrawal of the Policy. (See "Withdrawal Charge" p. 27.)


The Withdrawal Charge for each premium is calculated as follows:

    (S-Free) * X% = WC, but not less than zero.

Where:
    S = the amount of premium withdrawn, premiums are withdrawn in the order in which they were received
    Free = the 10% free withdrawal amount, net of any other free withdrawals during the current policy year
    WC =   the Withdrawal Charge amount
    X = the following Withdrawal Charge percentage, a separate Withdrawal Charge applies to each premium

             Complete Years
              Elapsed Since
             Premium Payment                Withdrawal Charge
             ---------------                -----------------
               Less than 1                         7%
                    1                              7%
                    2                              6%
                    3                              5%
                    4                              4%
                    5                              0%


Example:
Assume an initial premium payment of $50,000 in Policy Year 1, and an additional premium payment of $5,000 in Policy Year 2. Also assume that after earnings, the Accumulation Value in Policy Year 3 is $60,000.

1.  If there is a Full Withdrawal during Policy Year 3:

         Withdrawal Charge  = ($50,000 - $5,500)*.06   +   ($5,000*.07) = $3,020

    Thus, the Surrender Value would be $60,000 - $3,020 = $56,980. Premium taxes may also be applicable.

2.  If there is a Partial Withdrawal of $15,000 during Policy Year 3:

         Earnings of $5,000 are withdrawn without Withdrawal Charges, therefore premium of $10,000 must be withdrawn

         Withdrawal Charge = ($10,000 - $5,000)*.06 =$270

    Thus the Accumulation Value would be reduced by $15,000 and you would receive $14,730. Premium taxes may also be applicable.


                                       I-1
appendix ii
--------------------------------------------------------------------------------

--> MARKET VALUE ADJUSTMENT

The formula which will be used to determine the Market Value Adjustment is:

                                             (N/12)
                          [[(1 +I)/(1+J+ .004)] - 1]*A


        NOTE: The Market Value Adjustment will be limited so that it does not reduce the return on the Guaranteed Interest Account below 3.0% per year.

I = The Guaranteed Interest Rate in effect for the current Interest Rate Guarantee Period (expressed as a decimal, (e.g., 1% = .01).)

J = The interest rate (expressed as a decimal e.g. 1% = .01) for the Guaranteed Interest Account currently available for the period of time most closely approximating the duration remaining in the current Interest Rate Guarantee Period (Fractional years will be rounded to the nearest month and the interest rate will be calculated using linear interpolation. If an interest rate for the Guaranteed Interest Account is not available, and cannot be calculated by linear interpolation, a substitute interest rate will be used. The substitute interest rate will be no less favorable to you than the most recent U.S. Treasury Yield for the maturity closest to the duration remaining plus 1.00%). If the period is less than 1 year then the Company will use the currently available interest rate for the 1-year option.

N = The number of complete months from the Full or Partial Withdrawal to the end of the current Interest Rate Guarantee Period.

A = The amount surrendered, withdrawn or transferred.

The ".004" in the formula is a factor designed to cover anticipated costs of liquidation investments. Thus, the Guaranteed Interest Rate ("I") must be at least 0.4% higher than the currently available interest rate for new money in the Guaranteed Interest Account for there to be a positive market value adjustment. If it is lower than J or higher but less than 0.4% higher, the Market Value Adjustment is negative.

Examples of Market Value Adjustment
Assume a Guaranteed Interest Account Value of $50,000, a five year guaranteed period with an guaranteed interest rate of 6%, and a original payment of $42,000 at the beginning of the current guaranteed period.

1. If there is a Full Withdrawal at the beginning of the fourth year with two years remaining in the Interest Rate Guarantee Period:

   a. If the current interest rate available for a two-year Guaranteed Interest Account is 5%:


                              |             |
                              |        24   |
                              |        --   |
                              | (1.06) 12   |
                MVA = $50,000*|(-----)   - 1| = $570.88
                              |(1.054)      |
                              |             |


      Free Withdrawal Amount = ($42,000* .10) = $4,200.00
      Withdrawal Charge = ($42,000 - $4,200) * .05 = $1,890.00
      Thus the surrender proceeds = $50,000.00 + $570.88 - $1,890.00
                   = $48,680.88 - any applicable premium taxes

   b. If the current interest rate available for a two-year Guaranteed Interest Account is 7%:


                               |             |
                               |        24   |
                               |        --   |
                               | (1.06) 12   |
                 MVA = $50,000*|(-----)   - 1| = - $1,295.04
                               |(1.074)      |
                               |             |

      Minimum  Market Value Adjustment with 3% guaranteed return =
            $42,000* (1.03)(3) -$50,000 = -$4,105.47
      Since -$1,295.04 is greater than -$4,105.47, the actual MVA is -$1,295.04


      Free Withdrawal Amount = ($42,000* .10) = $4,200.00
      Withdrawal Charge = ($42,000 - $4,200)* .05 = $1,890.00
      Thus the surrender proceeds = $50,000.00 - $1,295.04 - $1,890.00
                   = $46,814.96 - any applicable premium tax


2. If there is a Full Withdrawal at the beginning of the tenth year (thus, no Withdrawal Charge applies) with three years remaining in the Interest Rate Guarantee Period:

   a. If the current interest rate available for a three-year Guaranteed Interest Account is 5%:


                               |             |
                               |        36   |
                               |        --   |
                               | (1.06) 12   |
                 MVA = $50,000*|(-----)   - 1| = $858.76
                               |(1.054)      |
                               |             |


         Free Withdrawal Amount = $50,858.76
         Withdrawal Charge = $0
         Thus the surrender proceeds = $50,000.00 + $858.76
                     = $50,858.76 - any applicable premium tax

   b. If the current interest rate available for a three-year Guaranteed Interest Account is 7%:


                               |             |
                               |        36   |
                               |        --   |
                               | (1.06) 12   |
                 MVA = $50,000*|(-----)   - 1| = -$1,929.93
                               |(1.074)      |
                               |             |

      Minimum Market Value Adjustment with 3% guaranteed return =
            $42,000* (1.03)(2) - $50,000 = -$5,442.20
      Since -$1,929.93 is greater than -$5,442.20, the actual MVA is -$1,929.93


      Free Withdrawal Amount = $48,070.07
      Withdrawal Charge = $0
      Thus the surrender proceeds = $50,000.00 - $1,929.93
                  = $48,070.07 - any applicable premium tax

3. If there is a Partial Withdrawal of $10,000 at the beginning of the fourth year with two years remaining in the Interest Rate Guarantee Period;

   a. If the current interest rate available for a two-year Guaranteed Interest Account is 5%:


                               |             |
                               |        24   |
                               |        --   |
                               | (1.06) 12   |
                 MVA = $10,000*|(-----)   - 1| = $114.18
                               |(1.054)      |
                               |             |


      Free Withdrawal Amount = ($42,000* .10) = $4,200.00
      Withdrawal Charge = ($10,000 - $4,200)* .05 = $290.00
      Thus the surrender proceeds = $10,000.00 + $114.18 - $290.00
                  = $9,824.18 - any applicable premium tax


   b. If the current interest rate available for a two-year Guaranteed Interest Account is 7%:


                               |             |
                               |        24   |
                               |        --   |
                               | (1.06) 12   |
                 MVA = $10,000*|(-----)   - 1| = -$259.01
                               |(1.074)      |
                               |             |

      Minimum Market Value Adjustment with 3% guaranteed return =
                    $42,000 * (1.03)(3) -$ 50,000 = -$4,105.47
      Since -$259.01 is greater than -$4,105.47, the actual MVA is -$259.01


              Free Withdrawal Amount = ($42,000 * .10) = $4,200.00
             Withdrawal Charge = ($10,000 - $4,200) * .05 = $290.00
          Thus the surrender proceeds = $10,000.00 - $259.01 - $290.00
                    = $9,450.99 - any applicable premium tax


4. If there is a Partial Withdrawal of $10,000 at the beginning of the tenth year (thus, no Withdrawal Charge applies) with three years remaining in the Interest Rate Guarantee Period:

   a. If the current interest rate available for a three-year Guaranteed Interest Account is 5%:


                               |             |
                               |        36   |
                               |        --   |
                               | (1.06) 12   |
                 MVA = $10,000*|(-----)   - 1| = $171.75
                               |(1.054)      |
                               |             |


      Free Withdrawal Amount = $10,171.75

      Withdrawal Charge = $0
      Thus the surrender proceeds = $10,000 + $171.75
                  = $10,171.75 - any applicable premium tax


   b. If the current interest rate available for a three-year Guaranteed Interest Account is 7%:


                                    |             |
                                    |        36   |
                                    |        --   |
                                    | (1.06) 12   |
                      MVA = $10,000*|(-----)   - 1| = -$385.99
                                    |(1.074)      |
                                    |             |


      Minimum Market Value Adjustment with 3% guaranteed return =
            $42,000* (1.03)(2) - $50,000 = -$5,442.20
      Since -$385.99 is greater than -$5,442.20, the actual MVA is -$385.99

      Free Withdrawal Amount = $9,614.01
      Withdrawal Charge = $0
      Thus the surrender proceeds = $10,000.00 -$385.99
                  = $9,614.01 - any applicable premium tax

                      JPF VARIABLE ANNUITY SEPARATE ACCOUNT

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301

                                  ------------


                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information expands upon certain subjects discussed in the current Prospectus for the Jefferson Pilot Financial Insurance Company Pilot Elite Variable Annuity Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated August 1, 2000 by calling 1-800-258-3648, ext. 5394, or by writing the Variable Annuity Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. Terms used in the current Prospectus for the Policy are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY, THE JEFFERSON PILOT VARIABLE FUND, INC.; THE VARIABLE INSURANCE PRODUCTS FUND; THE VARIABLE INSURANCE PRODUCTS FUND II; THE MFS VARIABLE INSURANCE TRUST; AND THE OPPENHEIMER VARIABLE ACCOUNT FUNDS.


                              DATED: AUGUST 1, 2000

                                TABLE OF CONTENTS

                                                                                                          Page
More Information About the Policy......................................................................... 3

Determination of Variable Sub-account Accumulation Unit Values............................................ 3

Calculation of Annuity Unit Value ........................................................................ 4

Pay-out Period Transfer Formulas.......................................................................... 5

Administration............................................................................................ 6

Records and Reports....................................................................................... 6

Custody of Assets......................................................................................... 6

Administrator............................................................................................. 6

Principal Underwriter..................................................................................... 6

Performance Data and Calculations......................................................................... 7
    Money Market Variable Sub-account Yield............................................................... 7
    Other Variable Sub-account Yields..................................................................... 7
    Variable Sub-account Total Return Calculations:  Standardized.........................................10
    Other Performance Data:  Non-Standardized.............................................................10
    Other Information.....................................................................................12
Other Information.........................................................................................13
Experts...................................................................................................13
Financial Statements......................................................................................13



In order to supplement the description in the Prospectus, the following provides additional information about the Company and the Policy which may be of interest to you.

                        MORE INFORMATION ABOUT THE POLICY

         DETERMINATION OF VARIABLE SUB-ACCOUNT ACCUMULATION UNIT VALUES

         ACCUMULATION UNITS. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. The Company will determine the number of Accumulation Units of a Variable Sub-account by dividing the net premium payment allocated to (or the amount withdrawn from) the Variable Sub-account by the dollar value of one Accumulation Unit on the date of the transaction. The Separate Account Value will consist of the sum of the value of all Accumulation Units in all Variable Sub-accounts credited to the Policy on the applicable Valuation Day.

         ACCUMULATION UNIT VALUE. The value of an Accumulation Unit in a Variable Sub-account on any Valuation Day is the product of (a) the value on the preceding Valuation Day and (b) the Net Investment Factor for the Variable Sub-account for the Valuation Period just ended. The value of an Accumulation Unit in each of the Sub-accounts was arbitrarily established at the inception of the Separate Account's operation. The value was established at $10.00 for each of the Variable Sub-accounts.

         A VALUATION DAY is any day on which the New York Stock Exchange is open for trading except for normal federal holiday closing or when the SEC has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day: Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

         A VALUATION PERIOD is the period of time beginning at the close of trading of the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be one day or more than one day.

         NET INVESTMENT FACTOR. The Company calculates the Net Investment Factor for a Valuation Period for each Variable Sub-account by dividing (a) by (b) and subtracting (c) from the result, where:

         (a)  is the sum of:

              (1) the net asset value of a Portfolio share held in the Separate
                  Account for that Variable Sub-account determined at the end of the current Valuation Period, plus

              (2) the per share amount of any dividend or capital gain
                  distributions made for shares held in the Separate Account for that Variable Sub-account if the ex-dividend date occurs during the Valuation Period.

              (b) is the net asset value of a Portfolio share held in the
                  Separate Account for that Variable Sub-account determined as of the end of the preceding Valuation Period.

              (c) is a factor representing the Mortality and Expense Risk Charge and the Administrative Expense Charge. This factor is equal, on an annual basis, to 0.75% (0.60% + 0.15%) of the daily net asset value of Portfolio shares held in the Separate Account for that Variable Sub-account.

The Net Investment Factor may be greater or less than one; therefore, the Accumulation Unit value may increase or decrease.

                        CALCULATION OF ANNUITY UNIT VALUE

o Annuity Units and Payments. The dollar amount of each Variable Annuity Payment depends on the number of Annuity Units credited to that Payment Option and the value of those units. The number of Annuity Units is determined as follows:


      1. The dollar amount of the first payment with respect to each Variable Sub-account is determined by multiplying the portion of the Accumulation Value to be applied to the Variable Sub-account by the variable annuity purchase rate specified in the Settlement Option Table in the Policy.


      2. The number of Annuity Units credited in each Variable Sub-account is then determined by dividing the dollar amount of the first payment by the value of one Annuity Unit in that Variable Sub-account on the Maturity Date.

      3. The amount of each subsequent Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit values on the payment date. The amount of each payment may vary.

o Annuity Unit Value. The value of the Annuity Units will increase or decrease on a daily basis to reflect the investment performance of the applicable Portfolio. The value of an Annuity Unit in a Variable Sub-account on any Valuation Day is determined as follows:

      1. The value of the Annuity Unit for the Variable Sub-account on the preceding Valuation Day is multiplied by the Net Investment Factor for the Valuation Period.

      2. The result in (1) is then multiplied by a factor (slightly less than one) to compensate for the interest assumption built into the variable annuity purchase rates.

      The Net Investment Factor reflects the investment experience of the applicable Portfolio and certain charges (See above for a detailed description of the Net Investment Factor).

                        PAY-OUT PERIOD TRANSFER FORMULAS


      During the Pay-out Period, you may transfer Separate Account Value from one Variable Sub-account to another, subject to certain limitations. Interest Rate Guarantee Periods are not available during the Pay-out Period, thus none will be available for transfers. (See "Transfers," Page 20 of the Prospectus.)


      Transfers during the Pay-out Period are implemented according to the following formula:

      1. Determine the number of units to be transferred from the Variable Sub-account as follows: = D/AUV1

      2. Determine the number of Annuity Units remaining in that Variable Sub-account (after the transfer): = UNIT1 - D/AUV1

      3. Determine the number of Annuity Units in the transferee Variable Sub-account (after the transfer): = UNIT2 + D/AUV2

      4. Subsequent Annuity Payments will reflect the changes in Annuity Units in each Variable Sub-account as of the next Annuity Payment's due date.

Where:
         (AUV1) is the Annuity Unit value of the Variable Sub-account from which the transfer is being made.

         (AUV2) is the Annuity Unit value of the Variable Sub-account to which the transfer is being made.

         (UNIT1) is the number of units in the Variable Sub-account from which the transfer is being made, before the transfer.

         (UNIT2) is the number of units in the Variable Sub-account to which the transfer is being made, before the transfer.

         (D)      is the dollar amount being transferred.


                                 ADMINISTRATION

      The Company or its affiliates will be providing administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

      If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

      All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

      The assets of each of the Variable Sub-accounts of the Separate Account are held in the custody of Citibank, N.A. The assets of each of the Variable Sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other Variable Sub-accounts and from the Company's General Account assets.

                                 ADMINISTRATOR

      Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Variable Sub-accounts.


                              PRINCIPAL UNDERWRITER

      The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC") to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company.

                        PERFORMANCE DATA AND CALCULATIONS

Money Market Variable Sub-account Yield

      The Yield of the Money Market Variable Sub-account for a seven-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policy owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. The Separate Account may also compute the Money Market Variable Sub-account's yield on an annualized basis. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the seven-day base period to determine the base period return, and annualizing this quotient on a 365-day basis.

      The SEC also permits the Separate Account to disclose the effective yield of the Money Market Variable Sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

      The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses. The yield figures do not reflect Withdrawal Charges or premium taxes.

Other Variable Sub-account Yields

      The yield of Variable Sub-accounts other than the Money Market Variable Sub-account based on a 30-day period is calculated by a standardized method prescribed by rules of the SEC. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b+1)6 -1]
                                      ---
                                      cd

Where:

a = net investment income earned during the period by the portfolio company attributable to shares owned by the Sub-account.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of Accumulation Units outstanding during the period.

d = the maximum offering price per Accumulation Unit on the last day of the period.

      The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The 30-day yield is calculated according to the following formula:

                       Yield   =   2 (a-b)6
                                     -----
                                      cd        +1      -1
Where:

a = Net investment income of the Variable Sub-account for the 30-day period attributable to the Variable Sub-account's unit.
b = Expenses of the Variable Sub-account for the 30-day period.
c = The average number of units outstanding.
d = The unit value at the close (highest) of the last day in the 30-day period.

      Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Withdrawal Charge that may be applicable to a particular Policy. Withdrawal Charges range from 7% to 4% of the amount withdrawn which is attributable to premium payments made less than five years prior to the withdrawal. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of the Portfolios' investments and its operating expenses.

Variable Sub-account Total Return Calculations:  Standardized

      The Company may from time to time also disclose average annual total returns for one or more of the Variable Sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods and for the life of the Variable Sub-account that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1 + T)n = ERV
Where:
            P =    hypothetical initial premium payment of $1,000;

            T =    average annual total return;

            n =    number of years; and

            ERV    = ending redeemable value at the end of the one, five, or
                     ten year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year period.

      The Withdrawal Charge on Policies is recognized in the ending redeemable value for standard total return figures. These figures will not reflect any premium taxes.

Other Performance Data:  Non-Standardized

      The Company may from time to time also disclose average annual total returns in non-standardized formats in conjunction with the standard format described above. The non-standard format calculation varies from the standard format calculation described above in that it will NOT take any Withdrawal Charges into account and will be based on an average Policy size of $50,000.

      The standardized performance calculation described above is based on the inception date of each Variable Sub-account. However, for the non-standardized performance calculation, if a Portfolio was in existence prior to the inception date of the corresponding Variable Sub-account, the performance for the Variable Sub-account will be calculated on a hypothetical basis by applying the Mortality and Expense Risk Charge and the Administrative Expense Charge to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

     The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. Cumulative total return figures represent the cumulative change in value of an investment in a Variable Sub-account over the indicated periods. The cumulative returns will be calculated using the following formula, assuming no Withdrawal Charge.

                                  CTR = ERV - P
                                        -------
                                        P

Where:

      CTR =  the cumulative total return net of a Variable Sub-account's recurring charges for the period;
      ERV =  ending redeemable value at the end of the one, five or ten year
             (or other) period (or fractional portion thereof) of a hypothetical
             $50,000 premium payment made at the beginning of the one, five, or ten year (or other) period, and
      P =    a hypothetical initial premium payment of $50,000.

All non-standard performance data will only be advertised if the standard total return performance data is also included in the advertisement.

Other Information

      The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Variable Sub-accounts. Other publications may also be cited.

      Broker World                                       Financial World
      Across the Board                                     Advertising Age
      American Banker                                    Barron's
      Best's Review                                        Business Insurance
      Business Month                                     Business Week
      Changing Times                                     Consumer Reports
      Economist                                          Financial Planning
      Forbes                                             Fortune
      Inc.                                               Institutional Investor
      Insurance Forum                                    Insurance Sales
      Insurance Week                                     Journal of Accountancy
      Journal of the American Society of CLU & ChFC      Journal of Commerce
      Life Insurance Selling                             Life Association News
      MarketFacts                                        Manager's Magazine
      National Underwriter                               Money
      Morningstar, Inc.                                  Nation's Business
      New Choices (formerly 50 Plus)                     New York Times
      Pension World                                      Pensions & Investments
      Rough Notes                                        Round the Table
      U.S. Banker                                        VARDs
      Wall Street Journal                                Working Woman

                                OTHER INFORMATION

      A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                    EXPERTS


      The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 1999 and for each of the two years ended December 31, 1999, and the eight months ended December 31, 1997, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

      The audited financial statements of The Guarantee Life Companies Inc. (a wholly-owned subsidiary of Jefferson-Pilot Corporation and the former holding company parent of GLIC) and subsidiaries as of December 31, 1999, and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, have been audited by KPMG LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS


      The supplemental financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account, nor do they necessarily bear on the Guaranteed Interest Rates declared from time to time for the Interest Rate Guarantee Periods of the Guaranteed Interest Account.

Audited Consolidated Financial Statements

Jefferson Pilot Financial Insurance Company and Subsidiaries

As of December 31, 1999 and 1998 and for the two years ended December 31, 1999 and the eight months ended December 31, 1997

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                    Audited Consolidated Financial Statements


      As of December 31, 1999 and 1998 and for the two years ended December
             31, 1999 and the eight months ended December 31, 1997





                                    Contents

Report of Independent Auditors.................................................1

Consolidated Balance Sheets....................................................2
Consolidated Statements of Income..............................................4
Consolidated Statements of Stockholder's Equity................................5
Consolidated Statements of Cash Flows..........................................6
Notes to Consolidated Financial Statements.....................................8

                         Report of Independent Auditors


The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries


We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 1999 and for the eight month period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for each of the two years in the period ended December 31, 1999 and for the eight month period ended December 31, 1997, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Greensboro, North Carolina
August 1, 2000

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                           Consolidated Balance Sheets
                    (In Thousands, except for Share Amounts)


Assets                                                                                       December 31,
Invested assets:                                                                        1999             1998
                                                                                  -----------------------------------
   Debt securities available-for-sale, at fair value (amortized cost $8,102,384
     and $7,029,122)                                                                    $ 7,827,493      $ 7,305,747
   Debt securities held-to-maturity, at amortized cost (fair value $1,762,890 and
     $1,862,069)                                                                          1,798,897        1,797,798
   Equity securities available-for-sale, at fair value (cost $58,615 and $11,475)            55,023           23,631
   Policy loans                                                                             654,431        1,194,703
   Mortgage loans on real estate                                                          1,120,310          772,304
   Real estate                                                                               41,724           35,897
   Other investments                                                                         18,749            8,004
                                                                                  -----------------------------------
Total investments                                                                        11,516,627       11,138,084

Cash and cash equivalents                                                                   156,672           14,663
Accrued investment income                                                                   169,244          143,231
Due from reinsurers                                                                       1,473,925        1,342,925
Deferred policy acquisition costs                                                           329,513          223,337
Value of business acquired                                                                  949,095          568,208
Cost in excess of net assets acquired, net of accumulated amortization
   (1999-$12,132; 1998-$9,406)                                                              266,680          192,016
Property and equipment, net of accumulated depreciation (1999-
  $53,368; 1998-$56,041)                                                                     34,951           16,066
Deferred federal income taxes                                                               123,917           40,528
Assets held in separate accounts                                                          1,483,931          919,493
Other assets                                                                                 91,581           69,359
                                                                                  -----------------------------------


                                                                                        $16,596,136      $14,667,910
                                                                                  ===================================

Liabilities
Policy liabilities:
   Policyholder contract deposits                                                 $10,781,694          $10,667,782
   Future policy benefits                                                           1,212,866              743,694
   Policy and contract claims                                                         173,612               80,832
   Premiums paid in advance                                                             2,148                2,851
   Other policyholders' funds                                                         243,502              109,102
                                                                           -----------------------------------------
Total policy liabilities                                                           12,413,822           11,604,261


Payable to affiliates                                                                  88,946              124,496
Liabilities related to separate accounts                                            1,483,931              919,493
Securities sold under repurchase agreements                                           302,358              150,372
Accrued expenses and other liabilities                                                255,990              138,194
                                                                           -----------------------------------------
                                                                                   14,545,047           12,936,816

Commitments and contingencies

Redeemable preferred stock                                                                  -                3,000

Stockholder's equity
   Common stock, par value $5 per share, 600,000 shares authorized, issued
     and outstanding                                                                    3,000                3,000
   Paid in capital                                                                  1,714,338            1,288,454
   Retained earnings                                                                  434,964              330,483
   Accumulated other comprehensive income - net unrealized  (losses) gains
     on securities                                                                   (101,213)             106,157
                                                                           -----------------------------------------
                                                                                    2,051,089            1,728,094
                                                                           -----------------------------------------


                                                                                  $16,596,136          $14,667,910
                                                                           =========================================


See notes to consolidated financial statements.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                        Consolidated Statements of Income
                                 (In Thousands)


                                                                                                       Eight months
                                                                       Year ended                         ended
                                                                       December 31,                    December 31,
                                                                 1999                 1998                 1997
                                                          -------------------- ------------------- ---------------------
Revenues
Premiums and policy charges                                          $444,545            $447,388              $328,513
Net investment income                                                 726,928             714,504               515,347
Realized investment (losses) gains                                    (4,333)               (355)                 5,631
Other income                                                            2,372               3,929                 6,413
                                                          -------------------- ------------------- ---------------------
Total revenues                                                      1,169,512           1,165,466               855,904

Benefits and expenses
Policy benefits and claims                                            649,388             675,770               514,470
Commissions and operating
   expenses, net of deferrals                                          54,170              73,581                64,928
Amortization of intangibles                                           118,368             107,174                63,651
Taxes, licenses and fees                                               28,335              27,194                18,948
                                                          -------------------- ------------------- ---------------------
Total benefits and expenses                                           850,261             883,719               661,997
                                                          -------------------- ------------------- ---------------------

Income before federal income tax and
   preferred stock dividends                                          319,251             281,747               193,907

Federal income tax expense:
   Current                                                             69,694              72,868                40,127
   Deferred                                                            45,076              28,048                28,623
                                                          -------------------- ------------------- ---------------------
                                                                      114,770             100,916                68,750
                                                          -------------------- ------------------- ---------------------
Net income before preferred stock
   dividends                                                          204,481             180,831               125,157
Preferred stock dividends                                                   -               1,128                 2,811
                                                          -------------------- ------------------- ---------------------
Net income                                                           $204,481            $179,703              $122,346
                                                          ==================== =================== =====================


See notes to consolidated financial statements.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                 Consolidated Statements of Stockholder's Equity
                                 (In Thousands)


                                                                                          Accumulated Other
                                                                                        Comprehensive Income -       Total
                                              Common        Paid in        Retained    Net Unrealized (Losses      Stockholder's
                                              Stock         Capital        Earnings      Gains on Securities         Equity
                                          ----------------------------------------------------------------------------------------

Balance, April 30, 1997                         $     -   $        -         $       -        $        -           $        -

Purchase of JPFIC by JPCorp                       3,000       782,500                -                 -              785,500
AHL balances at time of affiliation with
   JPFIC                                              -       532,388           98,434           (39,249)             591,573
Net income, eight months                              -             -          122,346                 -              122,346
Other comprehensive income                            -             -                -           128,801              128,801
                                                                        ----------------------------------------------------------
   Comprehensive income                                                                                               251,147

                                          ----------------------------------------------------------------------------------------
Balance, December 31, 1997                        3,000     1,314,888          220,780            89,552            1,628,220

Net income                                            -             -          179,703                 -              179,703
Other comprehensive income                            -             -                -            16,605               16,605
                                                                        ----------------------------------------------------------
   Comprehensive income                                                                                               196,308
Less dividends paid                                   -             -          (70,000)                -              (70,000)
Purchase price adjustment                             -       (26,434)               -                 -              (26,434)
                                          ----------------------------------------------------------------------------------------
Balance, December 31, 1998                        3,000     1,288,454          330,483           106,157            1,728,094

Net income                                            -             -          204,481                 -              204,481
Other comprehensive income                            -             -                -          (207,370)            (207,370)
                                                                        ----------------------------------------------------------
      Comprehensive income                                                                                             (2,889)
Less dividends paid                                   -             -         (100,000)                -             (100,000)
Acquisition of GLIC                                   -       425,884                -                 -              425,884

                                          ----------------------------------------------------------------------------------------
Balance, December 31, 1999                      $ 3,000   $ 1,714,338        $ 434,964        $ (101,213)          $2,051,089
                                          ========================================================================================


See notes to consolidated financial statements.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows
                                 (In Thousands)


                                                                                          Eight months
                                                                 Year ended                  ended
                                                                December 31,              December 31,
                                                            1999             1998             1997
                                                     -----------------------------------------------------
Operating activities
 Net income                                                 $204,481          $179,703        $122,346
Adjustments to reconcile net income to
   net cash provided by operating activities:
Change in future policy benefits, policy and
  contract claims and premiums paid in advance, net            6,635          (103,826)         15,614
Credits to policyholder accounts, net                         52,210            79,661         192,962
Policy acquisition costs deferred,
   net of amortization                                      (106,175)          (91,387)        (47,202)
Net amortization of value of
   business acquired                                          59,607            47,704          (3,159)
Change in accrued investment income                           (6,250)           (2,902)            704
Realized investment losses (gains)                             4,333               355          (5,631)
Amortization of investment
   premium                                                    14,498            20,905          24,552
Provision for depreciation                                     6,417            10,737           1,210
Provision for deferred income tax                             45,076            28,048          28,623
Change in receivables and asset accruals                       5,800           (27,420)         75,840
Change in payables and expense accruals                       59,476            73,872         (32,857)
Other operating activities, net                               (6,629)          (16,878)         22,223
                                                     -----------------------------------------------------
 Net cash provided by operating activities                   339,479           198,572         395,225
                                                     -----------------------------------------------------

 Investing activities
 Proceeds from sales of debt securities                      693,010           356,442         526,259
 Proceeds from maturities of debt securities                 978,645           994,576         551,720
 Proceeds from sales of equity securities                      2,616            11,294          10,386
 Purchases of debt securities                             (1,567,094)       (1,347,301)     (1,042,253)
 Purchases of equity securities                              (11,354)          (13,805)           (322)
 Mortgage loans originated                                  (279,375)         (260,915)       (323,058)
 Repayments of mortgage loans                                 40,859            79,556          40,001
 Policy loans issued, net of repayments                      (22,168)          (12,004)         15,683
 Other investing activities, net                               5,896             6,996           1,405
                                                     -----------------------------------------------------
 Net cash used in investing activities                      (158,965)         (185,161)       (220,179)
                                                     -----------------------------------------------------

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                                 (In Thousands)


                                                                                               Eight months
                                                               Year ended                         ended
                                                              December 31,                     December 31,
                                                            1999               1998                1997
                                                 -----------------------------------------------------------
Financing activities
Deposits credited to policyholders' funds                834,017            902,909             763,509
Withdrawals from policyholders' funds                   (965,290)          (966,006)           (855,580)
Dividends paid                                          (100,000)           (70,000)                  -
Proceeds from securities sold under
   repurchase agreements                                 151,986            150,593             (44,958)
Other financing activities                                (4,184)           (53,068)            (43,301)
                                                 -----------------------------------------------------------
Net cash used in financing activities                    (83,471)           (35,572)           (180,330)
                                                 -----------------------------------------------------------

Change in cash and cash equivalents                       97,043            (22,161)             (5,284)
Cash of GLIC at date of acquisition                       44,966                  -                   -
Cash and cash equivalents, beginning
   of period                                              14,663             36,824              42,108
                                                 -----------------------------------------------------------
Cash and cash equivalents, end of period             $   156,672        $    14,663            $ 36,824
                                                 ===========================================================


See notes to consolidated financial statements.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements



1. Basis of Presentation

Principles of Consolidation

The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent has been accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. The financial statements presented include the periods for which each of three companies were affiliated through common ownership by JPCorp. JPFIC is the survivor company, and therefore, the related statements of income, stockholder's equity and cash flows are presented only for the period in which JPCorp owned the Company. Significant intercompany transactions have been eliminated in consolidation.

Nature of Business

After the merger, the Company is wholly-owned by JPCorp. The merged Company and subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the Unites States.

Acquisitions

JPCorp acquired the Company on May 13, 1997, with an effective date of April 30, 1997. The acquisition was accounted for as a purchase, utilizing "push down" accounting, and the assets and liabilities were recorded at fair value as of April 30, 1997. The original cost of the acquisition as of April 30, 1997 was $785 million, including all acquisition costs. Subsequent adjustments to the original purchase price in 1998 resulted in a downward adjustment of the purchase price to $759 million. The amount allocated to value of business acquired and cost in excess of net assets acquired was $460 million and $100 million, respectively.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

1. Basis of Presentation (continued)

Acquisitions (continued)

AHL was acquired by JPCorp on October 1, 1995, and included substantially all of the life insurance and single premium deferred annuity contracts in force as of the acquisition date. Certain blocks of business including structured settlements, lottery business and Corporate Owned Life Insurance (COLI) written prior to the acquisition as well as certain business written in conjunction with the seller's lending business were 100% reinsured with affiliates of the seller on a coinsurance basis. The aggregate purchase was $575 million including all acquisition costs. The value of business acquired resulting from this acquisition amounted to $325 million while cost in excess of net assets acquired came to $50 million.

GLIC was acquired by JPCorp through the acquisition of its parent on December 30, 1999 for an aggregate purchase price of $426 million. The preliminary amount allocated to value of business acquired and cost in excess of net assets acquired was $206 million and $81 million, respectively.

The following proforma results of operations for the year ended December 31, 1999, assume that the GLIC acquisition occurred as of January 1, 1999. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1999, or which may occur in the future (in thousands):

          Net revenues                  $1,665,614
          Net income                    $  207,136

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents

The Company includes with cash and cash equivalents its holdings of short-term investments which are highly liquid investments that mature within three months of the date of acquisition.

Invested Assets

Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Invested Assets (continued)

Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (28%) and (33%), apartment (20%) and (18%), industrial (24%) and (17%), hotel (11%) and (14%), and office (17%) and (16%) properties at December 31, 1999 and 1998, respectively.

Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 1999 and 1998, 29% and 28% are due from borrowers in South Atlantic states, 24% and 28% are due from borrowers in West South Central states, 10% and 10% are due from borrowers in West North Central states, 11% and 7% are due from borrowers in East North Central states, 10% and 7% are due from borrowers in Pacific states, and 10% and 12% are due from borrowers in Mountain states. No other geographic region represents as much as 10% of December 31, 1999 and 1998 mortgage loans.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

Recognition of Revenues, Benefits, Claims and Expenses

Universal Life Products

Universal life products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Recognition of Revenues, Benefits, Claims and Expenses (continued)

at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate accounts are not included in the consolidated statements of income.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies.

Investment Products

Investment products include variable annuities, fixed premium annuities, flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders.

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

Interest Rate Assumptions

The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 2% to 9.9% and, when applicable, uniform grading over 20 to 30 years to ultimate rates ranging from 2% to 6%.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Recognition of Revenues, Benefits, Claims and Expenses (continued)

Credited interest rates for universal life-type products ranged from 4.1% to 6.6% in 1999, 3.8% to 6.85% in 1998, and 4% to 7.5% in 1997. The average credited interest rates for universal life-type products were 5.28%, 5.96% and 6.25% for 1999, 1998 and 1997. For annuity products, credited interest rates generally ranged from 4% to 6% in 1999, 1998, and 1997.

Accident and health and disability insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs and Value of Business Acquired

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired related to universal life and investment contracts is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax. The carrying amounts of deferred policy acquisition costs and value of business acquired are also adjusted for the effect of realized gains and losses.

The carrying amounts of deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings for any period presented.

Cost in Excess of Net Assets Acquired

The excess of JPCorp's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 25 to 35 years. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors.

Property and Equipment

Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

2. Summary of Significant Accounting Policies (continued)

Federal Income Taxes

For each of the periods presented, each of the insurance companies, JPFIC, AHL and TGLCI, have filed separate consolidated tax returns with their wholly-owned subsidiaries.

Deferred income tax assets and liabilities are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

New Accounting Pronouncement

Effective January 1, 2001, the Company will adopt SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities". SFAS 133 requires companies to recognize all derivatives on the balance sheet at fair value and establishes special accounting rules for hedging activities. The effect of the hedge accounting rules is to permit a company to offset changes in fair value or cash flows of both the hedged item and hedging instrument in earnings in the same period. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities were as follows (in thousands):

                                                                     December 31, 1999
                                          ------------------------------------------------------------------------
                                                                  Gross            Gross
                                              Amortized        Unrealized        Unrealized           Fair
                                                 Cost             Gains           (Losses)           Value
                                          ------------------------------------------------------------------------
  Available-for-sale carried
     at fair value
  U.S. Treasury obligations and direct
     obligations of U.S. government
     agencies                                   $  156,185          $   439       $    (275)         $  156,349
  Corporate bonds                                5,116,508            8,135        (211,387)          4,913,256
  Obligations of states and political
     subdivisions                                    7,582                -            (883)              6,699
  Mortgage-backed securities                     2,809,367            9,564         (80,794)          2,738,137
  Redeemable preferred stocks                       12,742              381             (71)             13,052
                                          ------------------------------------------------------------------------
  Total debt securities                         $8,102,384          $18,519       $(293,410)         $7,827,493
                                          ========================================================================

  Held-to-maturity carried
     at amortized cost
  U.S. Treasury obligations and
     direct obligations of U.S.
     government agencies                        $    6,616          $    -        $       -          $    6,616
  Corporate bonds                                1,735,122            1,999         (37,650)          1,699,471
  Obligations of states and
     political subdivisions                         11,091                -               -              11,091
  Mortgage-backed securities                         2,985                -               -               2,985
  Affiliate bonds                                   43,083                3            (359)             42,727
                                          ------------------------------------------------------------------------
  Total debt securities                         $1,798,897           $2,002        $(38,009)         $1,762,890
                                          ========================================================================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets (continued)

                                                                              December 31, 1998
                                                     ---------------------------------------------------------------------
                                                                            Gross              Gross
                                                         Amortized       Unrealized         Unrealized         Fair
                                                            Cost            Gains            (Losses)         Value
                                                     ----------------- ---------------- ---------------- -----------------
         Available for sale carries
            at fair value
         U.S. Treasury obligations
            and direct obligations of
            U.S. government agencies                     $  127,215         $   6,425     $          -       $  133,640
         Corporate bonds                                  4,194,389           202,304          (31,262)       4,365,431
         Obligations of states and
            political subdivisions                           12,225                97             (165)          12,157
         Mortgage-backed securities                       2,681,474           104,692           (6,599)       2,779,567
         Redeemable preferred stocks                         13,819             1,154              (21)          14,952
                                                     ----------------- ---------------- ---------------- -----------------
         Total debt securities                           $7,029,122         $ 314,672     $    (38,047)      $7,305,747
                                                     ================= ================ ================ =================

         Held to maturity carried
            at amortized cost
         Corporate bonds                                 $1,752,631           $63,498     $     (2,235)      $1,813,894
         Affiliate bonds                                     45,167             3,008                -           48,175
                                                     ----------------- ---------------- ---------------- -----------------
         Total debt securities                           $1,797,798         $  66,506     $     (2,235)      $1,862,069
                                                     ================= ================ ================ =================


Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $3.1 million, $3.3 million and $2.9 million in 1999, 1998 and 1997, respectively.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets (continued)

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 1999 by contractual maturity were as follows (in thousands):

                                                          Available-for-Sale              Held-to-Maturity
                                                   ----------------------------------------------------------------
                                                      Amortized          Fair         Amortized         Fair
                                                         Cost           Value            Cost           Value
                                                   ----------------------------------------------------------------

Due in one year or less                                 $  178,084      $  178,114      $  222,498      $  222,543
Due after one year through five years                    1,197,090       1,181,542         726,094         716,731
Due after five years through ten years                   1,761,089       1,681,859         189,634         183,210
Due after ten years                                        963,539         922,923         123,780         121,722
Amounts not due at a single maturity date                4,002,582       3,863,055         536,891         518,684
                                                   ----------------------------------------------------------------
                                                        $8,102,384      $7,827,493      $1,798,897      $1,762,890
                                                   ================================================================

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income were as follows (in thousands):

                                                                                                 Eight months
                                                                                                    ended
                                                            Year ended December 31,              December 31,
                                                        1999                   1998                  1997
                                                 ----------------------------------------------------------------

Debt securities                                          $648,201             $647,093                $470,786
Equity securities                                           2,817                2,710                   3,477
Policy loans                                               27,098               24,598                  16,086
Mortgage loans                                             71,170               53,549                  28,851
Other                                                       7,086               11,316                   9,439
                                                 ----------------------------------------------------------------
Gross investment income                                   756,372              739,266                 528,639
Investment expenses                                        29,444               24,762                  13,292
                                                 ----------------------------------------------------------------
Net investment income                                    $726,928             $714,504                $515,347
                                                 ================================================================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets (continued)

Realized investment gains and (losses) were as follows (in thousands):

                                                                                                   Eight months
                                                                                                      ended
                                                                Year ended December 31,            December 31,
                                                               1999               1998                 1997
                                                         -----------------------------------------------------------

Debt securities                                                $(4,932)         $ 7,679             $   4,826
Equity securities                                                  (95)           2,899                 1,534
Real estate                                                        157            1,640                   532
Increase in mortgage loan valuation allowance                     (411)          (9,800)                    -
Amortization of value of business acquired
     and deferred policy acquisition costs                       1,643           (2,365)                 (444)
Other                                                             (695)            (408)                 (817)
                                                       ------------------------------------------------------------
                                                               $(4,333)         $  (355)            $   5,631
                                                       ============================================================

Information about gross realized gains and losses on available-for-sale securities transactions is as follows (in thousands):

                                                                                                       Eight months
                                                                                                          ended
                                                                      Year ended December 31,          December 31,
                                                                      1999               1998                1997
                                                                ----------------- ------------------- -------------------
Gross realized:
   Gains                                                               $  6,786           $17,299             $15,388
   Losses                                                               (12,354)           (7,247)             (8,699)
                                                                ----------------- ------------------- -------------------
Net realized (losses) gains on available-for-
   sale securities                                                     $ (5,568)          $10,052             $ 6,689
                                                                ================= =================== ===================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

3. Invested Assets (continued)

The changes in unrealized gains and (losses) on securities classified as available-for-sale for the Company were as follows (in thousands):

                                                                                                    Eight months
                                                                                                        ended
                                                                  Year ended December 31,            December 31,
                                                                 1999                1998               1997
                                                     --------------------------------------------------------------
Change in equity securities                                 $  (1,902)           $ (1,697)         $   3,842
Change in debt securities                                    (551,516)             44,398            315,835
Change in value of business acquired
   adjustment                                                 234,387             (17,156)          (121,522)
                                                     --------------------------------------------------------------
                                                             (319,031)             25,545            198,155
Deferred income taxes                                         111,661              (8,940)           (69,354)
                                                     --------------------------------------------------------------
Change in net unrealized gains                              $(207,370)           $ 16,605          $ 128,801
                                                     ==============================================================

The Company participates in a securities lending program. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. At December 31, 1999, the market value of securities loaned and collateral received amounted to $59.7 million and $63.1 million, respectively. At December 31, 1998, the market value of securities loaned and collateral received amounted to $99.7 million and $104.3 million, respectively.

The allowance for credit losses on mortgage loans increased from $0 at April 30, 1997 to $9.8 million at December 31, 1998 to $10.2 million at December 31, 1999.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

4. Derivatives

Use of Derivatives

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. The following summarizes open interest rate swaps at December 31 (in thousands):

                                                                                  1999                   1998
                                                                            ------------------ --- ------------------
              Received-fixed  swaps held as hedges of direct
                    investments
                       Notional amount                                          $137,440               $137,440
                       Average rate received                                      7.28%                  7.28%
                       Average rate paid                                          5.62%                  5.55%

              Received-fixed  swaps held to modify annuity
                    crediting rates
                       Notional amount                                           $17,500                $17,500
                       Average rate received                                      6.78%                  6.78%
                       Average rate paid                                          5.33%                  5.31%

Hedging Direct Investments

Interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under swaps is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 1999 and 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

4. Derivatives (continued)

Modifying Annuity Crediting Rates

Interest rate swaps are used to modify the interest characteristics of certain blocks of annuity contract deposits. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying various short-term LIBOR rates on a net exchange basis. The net amount received or paid under these swaps is reflected as an adjustment to annuity benefits.

Hedging Equity Indexed Annuity Crediting Rates

GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. As of December 31, 1999, the fair value of these options totaled $5 million. The fair value equaled the carrying value due to the mark-to-market adjustment made to GLIC's assets as of the acquisition date.

Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income were as follows (in thousands):

                                                                                                Eight months
                                                                                                   ended
                                                                   Year ended December 31,      December 31,
                                                                    1999              1998          1997
                                                        ------------------------------------------------------

Beginning balance                                              $ 223,337         $ 132,215         $      -
AHL balance at time of affiliation with JPFIC                          -                 -           64,658
Deferral:
   Commissions                                                   104,033            78,759           49,865
   Other                                                          30,801            29,960           23,218
                                                        ------------------------------------------------------
                                                                 134,834           108,719           73,083
Amortization                                                     (29,273)          (17,332)          (5,526)
Adjustment related to realized losses (gains) on debt
   securities                                                        615              (265)               -
                                                        ------------------------------------------------------
Ending balance                                                 $ 329,513         $ 223,337         $132,215
                                                        ======================================================

Changes in the value of business acquired were as follows (in thousands):

                                                                                                Eight months
                                                                                                   ended
                                                                   Year ended December 31,      December 31,
                                                                    1999             1998          1997
                                                        -----------------------------------------------------

Beginning balance                                               $568,208         $622,438        $       -
Purchase of JPFIC by JPCorp.                                           -                -          481,600
AHL balance at time of affiliation with JPFIC                          -                -          279,556
Deferral of commissions and accretion
   of interest                                                    22,142           37,281           36,809
Amortization                                                     (82,778)         (83,518)         (53,561)
Adjustment related to purchase accounting
   adjustments                                                   206,108           11,263                -
Adjustment related to realized losses (gains) on
   debt securities                                                 1,028           (2,100)            (444)
Adjustment related to unrealized losses (gains) on
   securities available-for-sale                                 234,387          (17,156)        (121,522)
                                                        -----------------------------------------------------
Ending balance                                                  $949,095         $568,208        $ 622,438
                                                        =====================================================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

5. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Expected approximate amortization percentages of the value of business acquired as of December 31, 1999 over the next five years were as follows:

          Year ending December 31:
             2000                                                          9.8%
             2001                                                          8.7%
             2002                                                          7.8%
             2003                                                          7.1%
             2004                                                          6.4%

6. Federal Income Taxes

The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities are as follows (in thousands):

                                                                                            December 31,
                                                                                       1999             1998
                                                                                 -----------------------------------
Deferred income tax assets:
   Difference in policy liabilities                                                    $ 253,904        $ 266,372
   Net unrealized losses on securities                                                    54,699                -
   Obligation for postretirement benefits                                                    650                -
   Depreciation differences                                                                    -            2,263
   Deferred compensation                                                                  20,577           19,445
   Differences in investment basis                                                         7,754                -
   Other deferred tax assets                                                              80,677           38,186
                                                                                 -----------------------------------
Gross deferred tax assets                                                                418,261          326,266

Deferred income tax liabilities:
   Net unrealized gains on securities                                                          -          (57,162)
   Deferral of policy acquisition costs and value of business acquired                  (251,052)        (184,861)
   Deferred gain recognition for income tax purposes                                           -          (11,115)
   Obligation for postretirement benefits                                                      -              (40)
   Depreciation differences                                                               (3,678)               -
   Other deferred tax liabilities                                                        (39,614)         (32,560)
                                                                                 -----------------------------------
Gross deferred tax liabilities                                                          (294,344)        (285,738)
                                                                                 -----------------------------------
Net deferred income tax assets                                                         $ 123,917        $  40,528
                                                                                 ===================================

          Jefferson Pilot Financial Insurance Company and Subsidiaries

6. Federal Income Taxes (continued)

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The Clinton administration is proposing to tax, as part of its 2001 budget initiative, the "Policyholders' Surplus" over a five-year period. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

Federal income taxes paid in 1999 and 1998 were $52 million and $70 million, respectively. Federal income taxes paid in the eight month period ended December 31, 1997 were $47 million.

7. Retirement Benefit Plans

Pensions

The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

Other Postretirement Benefits

The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

Defined Contribution Plans

Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

8.  Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $4.5 million as of December 31, 1999.

The Company is a defendant in a proposed class action suit. The suit alleges deceptive practices, fraudulent and negligent misrepresentation and breach of contract in the sale of certain life insurance policies using policy illustrations which plaintiffs claim were misleading. Unspecified compensatory and punitive damages, costs and equitable relief are sought in the case. While management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in the case, management believes that it has made appropriate disclosures to policyholders as a matter of practice, and intends to vigorously defend its position.

In the normal course of business, the Company and its subsidiaries are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

9. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1.5 million.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

9. Reinsurance (continued)

The effect of reinsurance in the consolidated statements of income for the year ended December 31, 1999 was as follows (in thousands):

                                                                              Eight months ended
                                                Year ended December 31,          December 31,
                                                 1999              1998              1997
                                          -------------------------------------------------------
Direct premiums and other considerations         $561,978         $557,495           $370,897
Less premiums and other
   considerations ceded                           118,336          140,998             43,588
Plus premiums and other
   considerations assumed                             903           30,891              1,204
                                          -------------------------------------------------------
Net premiums and other
   considerations                                $444,545         $447,388           $328,513
                                          =======================================================

Policy benefits and claims ceded                 $232,886         $263,789           $ 89,643
                                          =======================================================

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during any period presented.

The Company reinsured 100% of the Periodic Payment Annuities (PPA), COLI and Affiliated credit insurance business written prior to the AHL acquisition by JPCorp in 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the Company is compensated by the reinsurers for administrative services related to the reinsured business. The amounts due from reinsurers in the consolidated balance sheets include $1,080 million and $1,057 million due from the Household affiliates at December 31, 1999 and 1998.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

9. Reinsurance (continued)

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of the Company and are subject to investment guidelines which identify (1) the types and standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. The Company has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. The Company has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 1999 and 1998, the Company had a reinsurance recoverable of $87 million and $95 million, respectively, from a another reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $191 million of securities and short-term investments as of December 31, 1999 and 1998, respectively, 50% of which is included in investments in the accompanying consolidated balance sheets.

10. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

10. Statutory Financial Information (continued)

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis (including GLIC at December 31, 1999 only) at December 31, 1999 and 1998 was $874 million and $651 million. Reported statutory net income (excluding GLIC) for the years ended December 31, 1999 and 1998 was $198 million and $191 million, respectively, and for the eight months ended December 31, 1997 was $95 million.

Prior to the acquisition of GLIC by JPCorp, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including the revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. At December 31, 1999, the assets and liabilities relating to these participating policies amounted to $332 million and $371 million. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

10. Statutory Financial Information (continued)

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 1999, JPFIC, AHL, and GLIC each had adjusted capital and surplus that exceeded authorized control level RBC.

The NAIC Codification of Statutory Accounting Principles (Codification) has been completed. The purpose of Codification is to create uniformity in statutory financial reporting across states. Codification must be adopted by individual states before it will have any bearing on the statutory reporting requirements of their domiciliary companies. The NAIC is encouraging the states to adopt Codification as soon as possible, with an implementation date of January 1, 2001. The Company does not expect implementation to have a material impact on its statutory surplus; however, implementation is expected to result in a net reduction of statutory surplus and RBC throughout the insurance industry.

11.  Transactions with Affiliated Companies

The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed $75.7 million, $83.3 million, and $73.8 million in 1999, 1998, and the eight months ended December 31, 1997 for general management and investment services provided by Jefferson-Pilot Life Insurance Company, another wholly-owned subsidiary of JPCorp of which $55.9 million and $60.7 million remained payable as of December 31, 1999 and 1998, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

12. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of financial instruments are as follows:

     o Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.

     o    Fair values of equity securities are based on quoted market prices.

     o The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.

     o Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses.

     o Fair values of separate account assets and liabilities are reflected in the consolidated balance sheets.

     o Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

     o Fair value of the Company's redeemable preferred stock approximates its stated amount because its dividend rate is adjustable.

     o Fair values of securities sold under repurchase agreements approximate carrying values, which include accrued interest.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

12. Fair Values of Financial Instruments (continued)

The carrying value and fair value of financial instruments were as follows (in thousands):

                                                                       Year ended December 31,
                                                                1999                            1998
                                                  -----------------------------------------------------------------
                                                      Carrying          Fair          Carrying          Fair
                                                       Value           Value           Value           Value
                                                  -----------------------------------------------------------------
Financial Assets
Debt securities available-for-sale                     $7,827,862      $7,827,862      $7,295,526      $7,295,526
Interest rate swaps available-for-sale                       (369)           (369)         10,221          10,221
Debt securities held-to-maturity                        1,798,897       1,763,127       1,797,798       1,860,736
Interest rate swaps held-to-maturity                            -            (237)              -           1,333
Equity securities available-for-sale                       55,023          55,023          23,631          23,631
Cash and cash equivalents                                 156,672         156,672          14,663          14,663
Policy loans                                              654,431         714,121       1,194,703       1,238,437
Mortgage loans on real estate                           1,120,310       1,064,177         772,304         814,707

Financial Liabilities
Annuity contracts in accumulation phase                 2,969,170       2,904,528       3,275,463       3,184,119
Redeemable preferred stock                                      -               -           3,000           3,000
Securities sold under repurchase agreements               302,358         302,358         150,372         150,372

Securities sold under repurchase agreements with a single counterparty, Credit Suisse First Boston Corporation, totaled $149 million at December 31, 1999, and had maturity dates ranging from January to March, 2000.

          Jefferson Pilot Financial Insurance Company and Subsidiaries

13. Other Comprehensive Income

Comprehensive income and its components are displayed in the accompanying statements of stockholder's equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 3 for further detail of changes in unrealized gains on securities available-for-sale (in thousands):

                                                                                                    Eight months
                                                                                                       ended
                                                                                                    December 31,
                                                                  Year ended December 31,              1997
                                                             ------------------------------------------------------
                                                                   1999             1998
                                                             ------------------------------------------------------

Unrealized holding (losses) gains arising during
   period, before taxes                                             $(322,415)        $ 33,758        $204,071
Income taxes                                                          112,845          (11,815)        (71,425)
                                                             ------------------------------------------------------
Unrealized holding (losses) gains arising during
   period, net of taxes                                              (209,570)          21,943         132,646

Less reclassification adjustment:
  (Losses) gains realized in net income, before taxes                  (3,384)           8,213           5,916
  Income taxes                                                          1,184           (2,875)         (2,071)
                                                             ------------------------------------------------------
  Reclassification adjustment for (losses) gains
   realized in net income                                              (2,200)           5,338           3,845
                                                             ------------------------------------------------------
Other comprehensive income - net unrealized (losses) gains          $(207,370)        $ 16,605        $128,801
                                                             ======================================================

14. Impact of Year 2000 (Unaudited)

The Company's administrative and financial reporting systems are shared among numerous insurance affiliates within the consolidated Jefferson-Pilot Corporation group. In prior years, JPCorp discussed the nature and progress of its plans to become Year 2000 ready. In late 1999, JPCorp completed its remediation and testing of systems. As a result of those planning and implementation efforts, JPCorp experienced no significant disruptions in critical information technology systems and believes those systems successfully responded to the Year 2000 date change. JPCorp expensed approximately $20.6 million to date in connection with remediating its systems. JPCorp is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. JPCorp will continue to monitor its critical computer applications and those of its vendors throughout the Year 2000 to ensure that any latent Year 2000 matters that arise are addressed promptly.

                  Jefferson Pilot Financial Insurance Company
        Unaudited Pro Forma Condensed Consolidated Statements of Income
                                  Introduction

On December 30, 1999, Jefferson-Pilot Corporation, the parent company of Jefferson Pilot Financial Insurance Company (JPFIC) acquired Guarantee Life Insurance Company (GLIC) through the acquisition of GLIC's parent. The acquisition was accounted for using the purchase method. Accordingly, no results of operations for GLIC for 1999 or before are included in the audited JPFIC financial statements included in this document. The following pro forma condensed consolidated statements of income have been prepared assuming the acquisition of GLIC had taken place on January 1, 1999.

The total purchase price paid for GLIC was $426 million, including debt assumed of GLIC's parent. Preliminary estimates of the allocation of the purchase price to GLIC's tangible and intangible assets and liabilities resulted in $81 million of cost in excess of net assets acquired and $206 million of value of business acquired.

The pro forma adjustments include adjustments for financing costs of GLIC, investment differences and the changes resulting from the intangibles relating from purchase accounting adjustments. The parent company does not allocate interest costs to the operating subsidiaries, and therefore, no adjustments for the interest cost associated with the acquisition are reflected in these statements. There are also no adjustments relating to expected savings in expenses from either personnel or efficiencies of operations shown in these pro forma statements.

                   Jefferson Pilot Financial Insurance Company
         Unaudited Pro Forma Condensed Consolidated Statements of Income
                          Year Ended December 31, 1999
                             (Dollars in thousands)

REVENUE:                                                         JPFIC            GLIC           Adjustments          Pro Forma
                                                             -------------   --------------  --------------------  ----------------
 Premium and other considerations                               $ 444,545         $393,439       $ (12,092) (5)         $  825,892
 Net investment income                                            726,928           85,258             776  (1)            812,962
 Realized investment gains (losses)                                (4,333)            (381)                                 (4,714)
 Other income                                                       2,372           29,102                                  31,474
                                                             -------------   --------------  --------------        ----------------
                                                                1,169,512          507,418         (11,316)              1,665,614
BENEFITS AND EXPENSES:
 Policy benefits                                                  649,388          316,713         (10,020) (5)            956,081
 Commissions and operating expenses,
  net of deferrals                                                 82,505          108,649          (7,518) (1)
                                                                                                       298  (4)            183,934
 Amortization of intangibles                                      118,368           79,677         (79,677) (2)
                                                                                                    68,381  (3)
                                                                                                    11,954  (3)
                                                                                                     2,314  (3)            201,017
                                                             -------------   --------------  --------------        ----------------
                                                                  850,261          505,039         (14,268)              1,341,032

Income before income taxes                                        319,251            2,379           2,952                 324,582
Provision for income taxes                                        114,770              833           1,843  (6)            117,446
                                                             -------------   --------------  --------------        ----------------

Net income                                                      $ 204,481         $  1,546       $   1,109              $  207,136
                                                             =============   ==============  ==============        ================


   See notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

                   Jefferson Pilot Financial Insurance Company
    Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income
                          Year Ended December 31, 1999
                             (Dollars in thousands)


Background Information:

No pro forma balance sheet information is provided as the December 31, 1999 balance sheet is presented with the purchase accounting adjustments already made.

Note 1 - Adjustment to increase investment income and reduce GLIC interest expense

          Increase in investment income from amortization of market value
              adjustment of invested assets                                                                      776
          Decrease in interest expense of GLIC due to pay off of debt (reflected as operating expense)         7,518
                                                                                                    -----------------
                                                                                                               8,294

Note 2 - Adjustment to reduce historical amortization of intangible assets

          Decrease in amortization of deferred acquisition costs                                              79,677

Note 3 - Adjustments to record amortization of purchase accounting adjustments to intangible assets

          Amortization of deferred acquisition costs associated with costs deferred
              subsequent to January 1, 1999                                                                  (68,381)
          Amortization of the value of business acquired over the related
              contract periods                                                                               (11,954)
          Amortization of the cost in excess of net assets acquired
              over a 35 year period                                                                           (2,314)
                                                                                                    -----------------
                                                                                                             (82,649)

Note 4 - Adjustment to record additional depreciation expense on purchase accounting adjustments

          Depreciation expense on properties                                                                    (298)

Note 5 - Adjustment to remove the impact of AGL Life Assurance Company (AGL) from 1999 operating results, as GLIC sold AGL prior to Jefferson-Pilot
         Corporation's acquisition of GLIC

          Decrease in revenue ( reflected as premiums and other considerations)                              (12,092)
          Decrease in expenses ( reflected as policy benefits)                                                10,020
                                                                                                    -----------------
                                                                                                              (2,072)

Note 6 - Pro forma income tax effect of the foregoing adjustments based on the statutory tax rate of 35%, except that the amortization of cost in excess of net assets acquired is not tax effected

          Federal income tax expense                                                                           1,843

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of The Guarantee Life Companies Inc.:

      We have audited the accompanying consolidated balance sheets of The Guarantee Life Companies Inc. and subsidiaries (Guarantee Life) as of December 31, 1999 and 1998, and the related consolidated statements of income, comprehensive income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1999. These consolidated financial statements are the responsibility of Guarantee Life's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Guarantee Life Companies Inc. and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1999 in conformity with generally accepted accounting principles.


                                /s/ KPMG LLP

Omaha, Nebraska
June 16, 2000

               THE GUARANTEE LIFE COMPANIES INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                 (in thousands)
--------------------------------------------------------------------------------

                                                                                              December 31,
                                                                                       --------------------------
                                                                                           1999           1998
                                                                                       -----------    -----------
                                                      Assets
                                                      ------
Invested assets:
      Fixed maturities:
         Available-for-sale, at fair value  (amortized cost: $870,415 and $865,597)    $   830,823    $   888,363
         Held-to-maturity, at amortized cost  (fair value: $123,219 and $158,341)          129,011        147,180
                                                                                       -----------    -----------
                                                                                           959,834      1,035,543
      Equity securities, at fair value  (cost: $25,154 and $20,643)                         24,885         23,835
      Mortgage loans, net                                                                  113,010        103,736
      Policy loans                                                                          32,527         31,767
      Investment real estate, net                                                            3,162          3,211
      Other invested assets, net                                                            14,236         54,970
      Closed Block invested assets                                                         289,795        314,108
                                                                                       -----------    -----------
Total invested assets                                                                    1,437,449      1,567,170
Cash and cash equivalents                                                                   48,190         23,794
Accrued investment income                                                                   16,571         13,900
Ceded reinsurance recoverables                                                              89,321         95,511
Accounts receivable, net                                                                    28,019         19,641
Deferred policy acquisition costs, net                                                     155,610        144,844
Property, plant and equipment, net                                                          18,723         19,929
Other assets                                                                                12,160         12,607
Closed Block other assets                                                                    8,395         16,224
Separate account assets                                                                         --         78,629
                                                                                       -----------    -----------
Total assets                                                                           $ 1,814,438    $ 1,992,249
                                                                                       ===========    ===========

                                       Liabilities and Shareholders' Equity
                                       ------------------------------------
Future policy benefits:
      Life                                                                             $    97,835    $    97,433
      Accident and health                                                                   96,154         80,700
Policyholder account balances:
      Universal life contracts                                                             461,984        445,986
      Annuity contracts                                                                    324,255        349,834
Policy and contract claims                                                                  74,805         68,701
Other policyholder funds                                                                    51,475         43,751
Unearned premium revenue                                                                    12,847         13,149
Notes payable                                                                                   --        112,500
Intercompany borrowing                                                                      91,250             --
Other liabilities                                                                           17,898         63,516
Closed Block liabilities                                                                   381,373        386,933
Discontinued operations                                                                     21,620         21,075
Separate account liabilities                                                                    --         78,629
                                                                                       -----------    -----------
Total liabilities                                                                        1,631,496      1,762,207
Shareholders' equity:
      Common stock $0.01 par value; 30,000,000 shares authorized, 10,315,785
         shares issued at December 31, 1999 and 1998                                           103            103
      Additional paid-in capital                                                           200,440        201,255
      Retained earnings                                                                     33,238         33,962
      Treasury stock, at cost (978,274 and 1,087,124 shares at December 31, 1999
         and 1998, respectively)                                                           (22,695)       (25,054)
      Accumulated other comprehensive income, net                                          (28,144)        19,776
                                                                                       -----------    -----------
Total shareholders' equity                                                                 182,942        230,042
Commitments and contingencies                                                                   --             --
                                                                                       -----------    -----------
Total liabilities and shareholders' equity                                             $ 1,814,438    $ 1,992,249
                                                                                       ===========    ===========

See accompanying notes to consolidated financial statements.

               THE GUARANTEE LIFE COMPANIES INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------
                                 (in thousands)

                                                              Years Ended December 31,
                                                        -----------------------------------
                                                           1999         1998         1997
                                                        ---------    ---------    ---------
Revenues:
Insurance premiums and policyholder assessments:
      Life                                              $ 123,118    $ 116,811    $  76,260
      Accident and health                                 296,206      246,056      179,700
      Policyholder assessments                             46,329       37,020       30,476
      Reinsurance premiums                                (72,214)     (77,881)     (55,508)
                                                        ---------    ---------    ---------
                                                          393,439      322,006      230,928
Investment income, net                                     85,258       74,651       58,449
Realized investment gains                                    (381)       1,978        1,270
Ceding commissions and other income                        25,970       22,124       15,558
Contribution from Closed Block                              3,132        4,723        4,071
                                                        ---------    ---------    ---------
Total revenues                                            507,418      425,482      310,276

Policyholder benefits:
Benefits:
      Life                                                 56,925       96,046       62,749
      Accident and health                                 278,397      184,691      113,335
      Reinsurance recoveries                              (60,717)     (67,082)     (35,752)
                                                        ---------    ---------    ---------
                                                          274,605      213,655      140,332
Interest credited to policyholder account balances:
      Annuity contracts                                    14,473       16,059       10,624
      Universal contracts                                  27,635       20,353       15,028
                                                        ---------    ---------    ---------
Total policyholder benefits                               316,713      250,067      165,984

Expenses:
Policy acquisition costs                                   79,677       77,964       57,364
Other insurance operating expenses                        108,649       83,055       61,191
                                                        ---------    ---------    ---------
Total expenses                                            188,326      161,019      118,555
Income from continuing operations before income taxes       2,379       14,396       25,737
Income tax expense                                            833        5,039        9,098
                                                        ---------    ---------    ---------
Net income from continuing operations                       1,546        9,357       16,639
Net income (loss) from discontinued operations                374         (328)        (195)
                                                        ---------    ---------    ---------
Net income                                              $   1,920    $   9,029    $  16,444
                                                        =========    =========    =========

See accompanying notes to consolidated financial statements.

               THE GUARANTEE LIFE COMPANIES INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
--------------------------------------------------------------------------------
                                 (in thousands)

                                                                          Years Ended December 31,
                                                                      -------------------------------
                                                                        1999        1998       1997
                                                                      --------    --------   --------
Net income                                                            $  1,920    $  9,029   $ 16,444
Other comprehensive income, net of tax:
  Unrealized appreciation (depreciation) of invested assets            (48,640)      4,773      7,843
  Less reclassification adjustment for gains included in net income        720       1,978      1,270
                                                                      --------    --------   --------
                                                                       (47,920)      6,751      9,113
                                                                      --------    --------   --------
Comprehensive income (loss)                                           $(46,000)   $ 15,780   $ 25,557
                                                                      ========    ========   ========

               THE GUARANTEE LIFE COMPANIES INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                        (in thousands except share data)

                                                                                     Years Ended December 31,
                                                                               -----------------------------------
                                                                                  1999         1998         1997
                                                                               ---------    ---------    ---------
Common stock, beginning of year                                                $     103    $      99    $      99
Issuance of common stock, 371,402 shares                                              --            4           --
                                                                               ---------    ---------    ---------
Common stock, end of year                                                            103          103           99
                                                                               ---------    ---------    ---------

Additional paid in capital, beginning of year                                    201,255      191,123      191,226
Issuance of common stock                                                            (815)       9,996           --
Options exercised and stock awards granted                                            --          136         (103)
                                                                               ---------    ---------    ---------
Additional paid in-capital, end of year                                          200,440      201,255      191,123
                                                                               ---------    ---------    ---------

Retained earnings, beginning of year                                              33,962       27,463       13,435
Net income                                                                         1,920        9,029       16,444
Shareholder dividends declared ($0.28/share in 1999
and 1998, $0.26/share in 1997)                                                    (2,644)      (2,530)      (2,416)
                                                                               ---------    ---------    ---------
Retained earnings, end of year                                                    33,238       33,962       27,463
                                                                               ---------    ---------    ---------

Treasury stock, beginning of year                                                (25,054)     (22,512)          --
Purchases of treasury stock (None in 1999, 119,722 shares
      in 1998, 1,069,011 shares in 1997)                                              --       (3,150)     (23,603)
      Options exercised (106,862 shares in 1999; 42,730 shares in 1998,
      1,496 shares in 1997) and stock awards granted, (2,017 shares in 1999,
      7,392 shares in 1998, 49,991 shares in 1997)                                 2,359          608        1,091
                                                                               ---------    ---------    ---------
Treasury stock, end of year                                                      (22,695)     (25,054)     (22,512)
                                                                               ---------    ---------    ---------

Accumulated other comprehensive income:
Beginning of year                                                                 19,776       13,025        3,912
Unrealized appreciation (depreciation) of invested assets                        (47,920)       6,751        9,113
                                                                               ---------    ---------    ---------
End of year                                                                      (28,144)      19,776       13,025
                                                                               ---------    ---------    ---------
Total shareholders' equity                                                     $ 182,942    $ 230,042    $ 209,198
                                                                               =========    =========    =========

See accompanying notes to consolidated financial statements.

               THE GUARANTEE LIFE COMPANIES INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (in thousands)
--------------------------------------------------------------------------------

                                                                       Years Ended December 31,
                                                                 -----------------------------------
                                                                    1999         1998         1997
                                                                 ---------    ---------    ---------
Cash flows from operating activities:
Net income from continuing operations                            $   1,546    $   9,357    $  16,639
Adjustments to reconcile net income from continuing
      operations to net cash provided by continuing operating
      activities:
         Policyholder assessments                                  (46,329)     (37,020)     (30,476)
         Interest credited to policyholder account balances         42,108       36,412       25,652
         Realized investment (gains) losses                            381       (1,978)      (1,270)
         Change in: (net of amounts acquired)
             Ceded reinsurance recoverables                          3,720      (12,358)      (2,918)
             Deferred policy acquisition costs                     (10,766)       1,907        4,799
             Liabilities for future policy benefits                 15,856       13,695       13,745
             Policy and contract claims                              6,104       13,863       (6,586)
             Other liabilities                                      (7,337)       4,908        6,492
             Deferred income taxes                                 (29,245)       3,077       (2,996)
             Closed Block assets and liabilities, net                2,269       (2,475)      (2,377)
         Other, net                                                 (5,614)      10,902       10,200
                                                                 ---------    ---------    ---------
Net cash provided by continuing operating activities               (27,307)      40,290       30,904
Net cash provided (used) by discontinued operations                    919         (251)     (11,560)
                                                                 ---------    ---------    ---------
Net cash provided (used) by operating activities                   (26,388)      40,039       19,344
                                                                 ---------    ---------    ---------
Cash flows from investing activities:
Purchase of fixed maturities                                      (224,406)    (329,247)    (226,294)
Proceeds from sale of fixed maturities:
      Available-for-sale                                           204,272      358,102      144,607
Maturities, calls and principal reductions of fixed maturities      51,758       29,392       82,751
Purchases of equity securities and short-term investments           (3,514)     (32,924)      (3,121)
Purchase of mortgage loans                                         (18,415)     (25,900)     (27,670)
Proceeds from repayment of mortgage loans                            9,138        7,806       11,431
Acquisitions, net of cash acquired                                      --      (90,863)     (30,913)
Dispositions, net of cash surrendered                                3,900           --           --
Change in Closed Block invested assets, net                         24,313       (4,331)      (4,206)
Other, net                                                          30,633       (3,848)       1,127
                                                                 ---------    ---------    ---------
Net cash used by investing activities                               77,679      (91,813)     (52,288)
                                                                 ---------    ---------    ---------
Cash flows from financing activities:
Deposits to policyholder account balances                           77,967       76,715       77,153
Withdrawals from policyholder account balances                     (83,327)     (77,183)     (52,752)
Purchase of treasury stock                                              --       (3,150)     (23,603)
Options exercised                                                    2,359          608        1,091
Proceeds from issuance of long term debt                                --       90,000       40,000
Principal payments on debt obligations                             (21,250)     (17,500)          --
Shareholder dividends                                               (2,644)      (2,530)      (2,416)
                                                                 ---------    ---------    ---------
Net cash provided (used) by financing activities                   (26,895)      66,960       39,473
                                                                 ---------    ---------    ---------
Net increase (decrease) in cash and cash equivalents                24,396       15,186        6,529
Cash and cash equivalents at beginning of year                   $  23,794    $   8,608    $   2,079
                                                                 ---------    ---------    ---------
Cash and cash equivalents at end of year                         $  48,190    $  23,794    $   8,608
                                                                 =========    =========    =========

See accompanying notes to consolidated financial statements.

               THE GUARANTEE LIFE COMPANIES INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        December 31, 1999, 1998, and 1997
--------------------------------------------------------------------------------

(1)   Summary of Significant Accounting Policies

(a) Organization and Principles of Consolidation

      At December 31, 1999 the consolidated financial statements include The Guarantee Life Companies Inc. (Holding Company) and its direct and indirect wholly owned subsidiaries, all of which are collectively referred to hereinafter as "Guarantee Life". Guarantee Life Insurance Company (Guarantee Life Insurance) is an insurance subsidiary domiciled in Nebraska.

      On December 30, 1999, Jefferson Pilot Corporation (A North
Carolina-domiciled insurance holding company) acquired 100% of the outstanding common stock of the Holding Company.

      These financial statements have been prepared on an historical GAAP basis of accounting which reflects the cost of the assets acquired and owned by Guarantee Life. These financial statements do not reflect the adjustments necessary to record the purchase of Guarantee Life by Jefferson Pilot Corporation on the December 31, 1999 consolidated balance sheet.

      Until October 31, 1999, PFG, Inc.'s wholly owned subsidiaries included AGL Life Assurance Company (AGL) and "Philadelphia Financial Group" which consists of Philadelphia Financial Group, Inc., PFG Distribution Company, Philadelphia Financial Group Agency of Ohio, Inc., PFG Insurance Agency of Texas, Inc., and Philadelphia Financial Insurance Agency of Massachusetts, Inc., which were owned by Guarantee Life.

      On October 31, 1999, the common stock of AGL and the other minor subsidiaries of PFG, Inc. was sold to a group of unrelated investors. Concurrent with the spin-off transaction, Guarantee Life Insurance assumed, through a coinsurance agreement and an assumption reinsurance agreement, 100% of the policies of AGL, excluding the variable life and annuities. As part of this transaction the company sold the separate accounts business with assets and liabilities for $109.4 million recording proceeds of $3.9 million. No gain or loss resulted on the sale.

      The unaudited pro forma consolidated results of operations, which assume that AGL had been sold as of January 1, 1999 is as follows:

                                                         For the Year Ended
                                                          December 31, 1999
                                                         ------------------
                                                            (in millions)
            Total Revenue                                     $  495.7
            Net Income from Continuing Operations             $    0.2
            Net Income                                        $    0.5

      Effective May 31, 1998, Guarantee Life acquired the Westfield Life Insurance Company from Ohio Farmers Insurance Company for $100.0 million, consisting of $90.0 million in cash and 371,402 restricted shares of Guarantee Life common stock valued at $10.0 million. In addition, approximately $2.0 million of expenses were capitalized as part of this transaction. Guarantee Life acquired $396.9 million in assets and assumed $294.5 million in liabilities in this transaction. The acquisition has been accounted for as a purchase and, accordingly, the acquired assets and liabilities have been recorded at their estimated fair value at the date of acquisition. No goodwill was recorded in this transaction. The results of operations, since the date of acquisition, have been included in the accompanying consolidated financial statements.

      The unaudited pro forma consolidated results of operations, which assume that PFG and Westfield had been acquired as of January 1, 1997 are as follows:

                                                     For the Years Ended
                                                         December 31,
                                                   -----------------------
                                                        (in millions)
                                                     1998            1997
                                                   -------         -------
      Total Revenue                                $ 450.0         $ 389.2
      Net Income from Continuing Operations        $  12.1         $  14.2
      Net Income                                   $  11.7         $  14.0

      Pro forma presented herein related to acquisition and disposal data does not purport to be indicative of the results that would have been obtained had this acquisition occurred at the beginning of the periods presented and is not intended to be indicative of future results.

      All significant intercompany transactions have been eliminated in consolidation.

(b) Investments in Fixed Maturities and Equity Securities

      Categorization of fixed maturities and equity securities
      Fixed maturity and equity securities are carried at fair value unless Guarantee Life demonstrates that it has the positive intent and ability to hold these investments to maturity. Fixed maturity and equity securities must be classified into one of three categories: 1) held-to-maturity, 2) available-for-sale, or 3) trading securities.

      Management determines the appropriate classification of fixed maturities and equity securities at the time of purchase and reevaluates such designation at each balance sheet date. When changes in condition cause a fixed maturity investment to be transferred to a different category, the security is transferred to the new category at its fair value at the date of transfer. In 1999 and 1998 there were no such transfers. In 1997, Guarantee Life transferred one security with an amortized cost of $0.5 million from the held-to-maturity category due to deterioration in the issuers' credit quality. The credit was sold during 1997 realizing a loss of $80,000.

      Available-for-sale fixed maturities and equity securities Available-for-sale fixed maturities and equity securities (common and nonredeemable preferred stocks) are carried at fair value. After adjusting related balance sheet accounts as if the unrealized gains had been realized, the net adjustment is recorded within other accumulated comprehensive income on securities within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its net realizable value, and the reduction is recorded as a realized loss.

      Held-to-maturity fixed maturities
      Fixed maturities for which Guarantee Life has both the ability and the intent to hold to maturity are stated at amortized cost adjusted for other than temporary fair value decline. Amortized cost reflects actual cost adjusted for amortization of premium and accretion of discount.

      Mortgage Loans
      Mortgage loans on real estate are stated at unpaid principal balance, net of unamortized discounts and valuation allowances. The valuation allowances on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full.

      Policy loans, investment real estate and other invested assets
      Policy loans are carried at unpaid balances. Investment real estate is generally stated at depreciated cost, including development costs, less allowances for other than temporary decline in value. Investment real estate acquired in satisfaction of debt is valued at the lower of cost or estimated fair value at date of acquisition and is periodically revalued. Other invested assets are recorded at amortized cost less allowances.

      Investment income
      Bond premium and discounts are amortized into income using the scientific yield method over the term of the security. Premiums and discounts on mortgage-backed securities are amortized using the interest method over the expected life of each security. In addition, a pro rata portion of premiums and discounts is recognized when unscheduled principal payments are received and is included in net investment income. Realized gains and losses on sales of investments are recognized in net income on the specific identification basis. Changes in fair values of available-for-sale fixed maturities and equity securities are reflected as a component of accumulated comprehensive income directly in shareholders' equity and, accordingly, have no effect on net income. Interest is recognized as earned on the accrual basis of accounting. Dividends are recognized on the ex-dividend date.

      Invested asset impairment and valuation allowances
      Invested assets are considered impaired when Guarantee Life determines that collection of all amounts due under the contractual terms is doubtful. Guarantee Life adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. Guarantee Life has also established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply, and additions to valuation allowances are included in total investment results.

      (c) Deferred Policy Acquisition Costs

      For limited payment and other traditional life insurance policies, certain commissions, expenses of the policy issue and underwriting departments and other variable expenses have been deferred. These deferred policy acquisition costs are being amortized in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

      For universal life and annuity type contracts, the deferred policy acquisitions costs are amortized over a period of not more than twenty years in relation to the present value of estimated gross profits arising from estimates of mortality, interest, expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

      For short duration contracts, certain acquisition costs have been deferred and are amortized over the life of the related insurance policies. Deferred policy acquisition costs are reviewed for recoverability from future income, including investment income, and costs which are deemed unrecoverable are expensed in the period in which the determination is made. No such costs have been deemed unrecoverable during the three years in the period ending December 31, 1999.

      (d) Recognition of Insurance Premium Revenue and Related Expenses

      For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For other traditional life policies, premiums are recognized when due, less allowances for estimated uncollectible balances.

      For universal life and annuity policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as income when charged to policyholder accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life type contracts through the amortization of deferred policy acquisition costs in relation to estimated gross profits from mortality, interest, surrender and expense.

      For accident and health policies, premium income is earned pro rata over the term of the contracts. Premiums received but not earned are recorded as liabilities.

      (e) Future Policy Benefits and Policyholder Account Balances

      For traditional life insurance policies, future policy benefits and dividend liabilities are computed using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and Guarantee Life's historical experience, which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions principally range from 2.5% to 4.5%. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

      Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of benefits method and experience assumptions as to claim termination, expense and interest which also provide a margin for adverse deviation.

      Policyholders' account balances for universal life and annuity policies are equal to the policy account value before deduction of any surrender charges. The policy account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. An additional liability is established for deferred front-end expense charges on universal life type policies. These expense charges are recognized in income as policyholder assessments using the same assumptions as are used to amortize deferred policy acquisition costs. Weighted average interest crediting rates for universal life policies were 5.61%, 5.77% and 5.68%; and for annuity policies, were 4.73%, 5.28% and 5.38% for 1999, 1998 and 1997, respectively.

      (f) Policy and Contract Claims

      Guarantee Life establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates and average claim costs for reported claims and estimates of incurred but unreported losses based on past experience. Guarantee Life's policy and contract claims liability includes a provision for both life and accident and health claims.

      The liability for unreported losses is established using various statistical and actuarial techniques reflecting historical patterns of development of paid and reported losses adjusted for current trends. The liability is continually reviewed and updated as new information becomes available. Resulting adjustments are reflected in income currently. Adjustments related to claims incurred in prior periods have not been material for all periods presented in the accompanying consolidated statements of income.

      Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be determined precisely and may vary from the estimated amount included in the consolidated balance sheets.

      (g) Property, Plant, and Equipment

      Property, plant, and equipment is presented at cost less accumulated depreciation. Expenditures resulting in significant betterment or improvement of the buildings are included in the cost of the building. Maintenance, repairs, and renewals of a minor nature are charged to operations as incurred. Guarantee Life uses the straight-line method of depreciation based upon the estimated useful lives of the buildings and improvements.

      (h) Guaranty Fund Assessments

      As a condition of doing business, states and jurisdictions in which Guarantee Life does business have adopted laws requiring membership in life and health insurance guaranty funds, which are organized to pay contractual obligations under insurance policies issued by insolvent and failed life and health insurers. Member companies are subject to assessments each year based on life, health, or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes.

      In accordance with estimates provided by the National Organization of Life and Health Guaranty Associations, Guarantee Life has established a liability of $1.3 million in the accompanying consolidated financial statements for amounts due for actual and potential insurance company failures in the states where Guarantee Life writes business. Guarantee Life capitalizes the assessments which are deductible when they are paid and generally amortizes the payments over not more than five years. Guaranty fund assessments capitalized are reviewed quarterly to determine that the unamortized portion of such costs does not exceed recoverable amounts. At December 31, 1999 and 1998, Guarantee Life had $1.0 million and $1.5 million, respectively, of unamortized guaranty fund assessments which are included in other assets.

      (i) Pension and Other Post Retirement Benefits

      Guarantee Life has a defined benefit pension plan which covers substantially all of its employees. Current pension costs are funded at the maximum deductible amount allowed by the Internal Revenue Service (IRS). Periodic net pension expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses. In addition to providing pension benefits, Guarantee Life provides life insurance benefits to retired employees. Substantially all of Guarantee Life's employees may become eligible for the life benefits. Guarantee Life recognizes the cost of these post retirement benefits as they are earned by the employees and accrues for the expected cost of providing those benefits to employees and their beneficiaries during the years the employees render service.

      (j) Federal Income Taxes

      Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

      (k) Fair Value of Financial Instruments

      Fair values for all fixed securities are determined by independent valuation procedures. The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses and using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Prepayments are assumed to occur at the same rate as in previous periods when interest rates were at levels similar to current levels. The fair value of investment real estate is based on market values for comparable local real estate. The fair values of Guarantee Life's other invested assets are based on current market prices and discounted expected future cash flows for related investments.

      Fair values for Guarantee Life's liabilities under investment type reinsurance contracts (those contracts without significant mortality risks) are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The intangible value of long-term relationships with policyholders is not taken into account in estimating fair values disclosed. Fair values for Guarantee Life's insurance contracts other than investment type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in Guarantee Life's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

      (l) Separate Accounts

      Separate account assets, carried at market value, and liabilities represent variable annuity and universal life contract funds invested primarily in equity securities. The investment income, gains and losses of these accounts accrue directly to the policyholders and are not included in the operations of Guarantee Life.

      (m) Cash Equivalents

      For purposes of the consolidated statements of cash flows, Guarantee Life considers cash equivalents to be all highly liquid debt instruments with original maturities of three months or less when purchased. The carrying amounts reported in the consolidated balance sheets for these instruments approximates their fair value.

      (n) Earnings Per Share

      Earnings per share data has not been presented because Guarantee Life ceased being a public company on December 30, 1999.

      (o) Comprehensive Income

      The Company classifies items of other comprehensive income by their nature and displays the accumulated balance of other comprehensive income separately from retained deficit and additional paid-in capital in the equity section of the consolidated balance sheets.

      (p) Discontinued Operations

      In 1994, Guarantee Life decided to withdraw from the alternate workers' compensation benefit program segment. The operations of this segment have been reflected on a net basis and classified as discontinued operations in the accompanying consolidated financial statements. See also note 15.

      (q) Risks and Uncertainties

      Certain risks and uncertainties are inherent to the Company's day-to-day operations and to the process of preparing its consolidated financial statements. The more significant of those risks and uncertainties, as well as the Company's method for mitigating the risks, are presented below and throughout the notes to the consolidated financial statements:

      Consolidated Financial Statements - The preparation of consolidated financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

      Reinsurance - Reinsurance contracts do not relieve the Company from its obligations to reinsureds. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that any liability arising from this contingency would not be material to the Company's financial position.

      Investments - The Company is exposed to risks that issuers of securities owned by the Company will default, or that interest rates will change and cause a decrease in the value of its investments. Management mitigates these risks by conservatively investing in high-grade securities and by matching maturities of its invesment with the anticipated payouts of its liabilities.

      (r) Reclassifications

      Certain reclassifications have been made to the prior consolidated financial statements to conform with the most current presentation.

(2)   Investments

      Fixed maturities at December 31, 1999 (in thousands) are as follows:

                                                                       Gross        Gross      Estimated
                                                         Amortized   Unrealized   Unrealized     Fair
                                                            Cost       Gains        Losses       Value
                                                         ---------   ---------    ---------    ---------
Available-for-sale:
      U.S. Treasury securities and obligations of U.S.
         Government corporations and agencies            $  87,768   $     125    $  (2,754)   $  85,139
      Obligations of states and political subdivisions      14,385           7         (475)      13,917
      Debt securities issued by foreign governments          8,400          --         (452)       7,948
      Corporate securities                                 485,996      11,638      (37,390)     460,244
      Mortgage-backed securities                           273,866       3,873      (14,164)     263,575
                                                         ---------   ---------    ---------    ---------
                                                         $ 870,415   $  15,643    $ (55,235)   $ 830,823
      Equity Securities                                     25,154       3,646       (3,915)      24,885
                                                         ---------   ---------    ---------    ---------
                                                         $ 895,569   $  19,289    $ (59,150)   $ 855,708
                                                         =========   =========    =========    =========

Held-to-maturity:
      Corporate securities                               $ 103,361   $   3,855    $  (6,222)   $ 100,994
      Mortgage-backed securities                            25,650         404       (3,829)      22,225
                                                         ---------   ---------    ---------    ---------
                                                         $ 129,011   $   4,259    $ (10,051)   $ 123,219
                                                         =========   =========    =========    =========

      Guarantee Life manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1999, Guarantee Life held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of 5% of shareholders' equity.

      At December 31, 1999, Guarantee Life held $132.0 million of mortgage-backed securities issued by U.S. Government agencies and $157.2 million of mortgage-backed securities issued by Guarantee Life. At December 31, 1999, Guarantee Life held no other mortgage-backed securities of a single issuer which had a carrying value in excess of 5% of shareholders' equity. Guarantee Life's non-income earning investments in fixed maturities are not material.

      Fixed maturities at December 31, 1998 (in thousands) are as follows:

                                                                       Gross       Gross     Estimated
                                                         Amortized   Unrealized  Unrealized    Fair
                                                            Cost       Gains       Losses      Value
                                                         ---------   ---------   ---------   ---------
Available-for-sale:
      U.S. Treasury securities and obligations of U.S.
           Government corporations and agencies          $ 101,338   $   2,603   $      89   $ 103,852
      Obligations of states and political subdivisions      13,081       1,524          --      14,605
      Debt securities issued by foreign governments         15,394       1,290           4      16,680
      Corporate securities                                 506,911      21,571       5,527     522,955
      Mortgage-backed securities                           228,873       3,515       2,117     230,271
                                                         ---------   ---------   ---------   ---------
                                                         $ 865,597   $  30,503   $   7,737   $ 888,363
      Equity Securities                                     20,643       4,176         984      23,835
                                                         ---------   ---------   ---------   ---------
                                                         $ 886,240   $  34,679   $   8,721   $ 912,198
                                                         =========   =========   =========   =========
Held-to-maturity:
      U.S. Treasury securities and obligations of U.S.
           Government corporations and agencies          $   3,627   $      55   $      --   $   3,682
      Obligations of states and political subdivisions       7,654         634          --       8,288
      Corporate securities                                 133,203      11,103         658     143,648
      Mortgage-backed securities                             2,696          27          --       2,723
                                                         ---------   ---------   ---------   ---------
                                                         $ 147,180   $  11,819   $     658   $ 158,341
                                                         =========   =========   =========   =========

      Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost and estimated fair value of fixed maturities by contractual maturity (in thousands) are as follows:

                                                           December 31, 1999
                                                        ------------------------
                                                        Amortized      Estimated
                                                          Cost        Fair Value
                                                        ---------     ----------
Due in one year or less                                 $ 34,944       $ 35,089
Due after one year through five years                    169,858        167,503
Due after five years through ten years                   279,549        265,606
Due after ten years                                      215,559        200,044
                                                        --------       --------
                                                         699,910        668,242
Mortgage-backed securities                               299,516        285,800
                                                        --------       --------
                                                        $999,426       $954,042
                                                        ========       ========

      Guarantee Life had fixed maturities, mortgage loans, preferred stocks and common stocks with carrying values aggregating $11 million as of December 31, 1999 on deposit with regulatory authorities.

      A summary of realized investment gains (losses) (in thousands) is as follows:

                                                     Years Ended December 31,
                                                  -----------------------------
                                                    1999       1998       1997
                                                  -------    -------    -------
Fixed maturities:
      Gross gains                                 $ 1,677    $ 4,669    $ 1,883
      Gross losses                                 (2,208)    (1,419)    (1,851)
Equity securities:
      Gross gains                                     654      1,944         --
      Gross losses                                   (467)        --         --
Sale of Guarantee American                             --         --        785
Other investments                                     (37)    (3,007)     1,401
Change in investment valuation allowances              --       (209)      (948)
                                                  -------    -------    -------
Realized investment gains/(losses)                $  (381)   $ 1,978    $ 1,270
                                                  =======    =======    =======

      A summary of consolidated net investment income (in thousands) is as follows:

                                                   Years Ended December 31,
                                               --------------------------------
                                                 1999        1998        1997
                                               --------    --------    --------
Fixed maturities                               $ 69,494    $ 65,313    $ 51,450
Equity securities                                   971         229         394
Mortgage loans                                    8,674       7,682       6,929
Policy loans                                      2,206       1,984       1,420
Investment real estate                            1,032         990       1,415
Other                                             7,192       3,672       3,955
                                               --------    --------    --------
                                                 89,569       9,870      65,563
Less investment expenses                         (2,313)     (2,443)     (5,510)
                                               --------    --------    --------
Net investment income from invested assets       87,256      77,427      60,053
Less discontinued operations (note 15)           (1,998)     (2,776)     (1,604)
                                               --------    --------    --------
Net investment income                          $ 85,258    $ 74,651    $ 58,449
                                               ========    ========    ========

      Investment expenses include depreciation and depletion of $0.7 million, $0.7 million and $0.6 million in 1999, 1998 and 1997, respectively.

      A summary of the components of the net unrealized appreciation on invested assets, including Closed Block, carried at fair value (in thousands) is as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                          1999          1998
                                                        --------      --------
Unrealized appreciation/(depreciation):
      Fixed maturities available-for-sale               $(49,820)     $ 32,568
      Equity securities                                     (270)        3,485
Deferred policy acquisition costs                          6,499        (5,629)
Deferred income taxes                                     15,447       (10,648)
                                                        --------      --------
Net unrealized appreciation/(depreciation)              $(28,144)     $ 19,776
                                                        ========      ========

(3)   Mortgage Loans

      Investments in mortgage loans consist almost entirely of commercial mortgage loans which are primarily fixed-rate first mortgages on completed properties. The following table sets forth additions, reductions from payments and other charges and foreclosures related to the mortgage loan portfolio (in thousands):

                                                      Years Ended December 31,
                                                     --------------------------
                                                        1999             1998
                                                     ---------        ---------
Commercial loans:
      Beginning Balance                              $ 105,208        $  86,166
         Additions                                      18,415           25,900
         Payments and other charges                     (9,138)          (7,759)
                                                     ---------        ---------
      Ending Balance                                   114,485          104,307
Other mortgage loans                                        --              904
Valuation allowance                                     (1,475)          (1,475)
                                                     ---------        ---------
                                                     $ 113,010        $ 103,736
                                                     =========        =========

      Guarantee Life manages its credit risk associated with these loans by diversifying its mortgage portfolio by property type and geographic location. As of December 31, 1999, Guarantee Life had no single mortgage loan out-standing which had a carrying value in excess of 5% of shareholders' equity. As of December 31, 1999, all commercial mortgage loans bore a fixed interest rate and Guarantee Life had no material loans over 60 days past due. Guarantee Life had no outstanding commitments to fund mortgage loans as of December 31, 1999.

(4)   Deferred Policy Acquisition Costs

      A summary of the policy acquisition costs deferred and amortized (in thousands) is as follows:

                                                                           Years Ended December 31,
                                                                     -----------------------------------
                                                                        1999         1998         1997
                                                                     ---------    ---------    ---------
Balance at beginning of period                                       $ 144,844    $ 102,696    $  77,968
Policy acquisition costs deferred                                      102,571       80,048       55,848
Policy acquisition costs amortized                                     (79,677)     (77,964)     (57,364)
Policy acquisition costs acquired in purchase                               --       40,198       29,525
                                                                     ---------    ---------    ---------
                                                                       167,738      144,978      105,977
Change in deferred policy acquisition costs relating to unrealized
      appreciation of invested assets carried at fair value            (12,128)        (134)      (3,281)
                                                                     ---------    ---------    ---------
Total reflected in consolidated balance sheet                        $ 155,610    $ 144,844    $ 102,696
                                                                     =========    =========    =========

(5)   Reinsurance

      In the ordinary course of business, Guarantee Life assumes business from and cedes business to other insurers under a variety of contracts. The existence of ceded reinsurance constitutes a means by which Guarantee Life has underwritten a portion of its business.

      Amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

      Guarantee Life's retention limit on its life insurance business in 1999 was generally $150,000 on a life risk in the Employee Benefits and Group Special Markets Divisions, $250,000 on a life risk for individual business originally written through Guarantee Life. Certain reinsurers have agreed to reinsure automatically all amounts on any one life in excess of the retention amount not to exceed eight times Guarantee Life's retention in 1999. Amounts in excess of the automatic acceptance limits of Guarantee Life's retention may be applied for facultatively. As of December 31, 1999 and 1998, the amount of ceded life insurance in force was approximately $5.5 billion and $5.3 billion, respectively.

      Guarantee Life cedes 70% of an equity indexed annuity block on a true coinsured basis. The policyholder deposits ceded on this block amounted to $28.5 million as of December 31, 1999.

      Guarantee Life cedes 100% of its individual accident and health business. Guarantee Life's retention level on group accident and health business varies by product. On its excess loss insurance program, Guarantee Life retains 30% on the first $300,000 of eligible expenses per claim with 100% reinsurance coverage on expenses in excess of that amount.

      Effective January 1, 1995, AGL entered into a reinsurance agreement to assume $50,000,000 in existing single premium deferred annuity business from Phoenix Home Mutual Life Insurance Company ("Phoenix"). Pursuant to the terms of the reinsurance agreement, assets equal to policyholder liabilities assumed are maintained in a trust account. As of December 31, 1999, policyholder deposits related to this business amounted to $24.2 million.

      In a separate reinsurance agreement, AGL assumed 80% quota share in all production of a single deferred annuity product which was jointly developed with Phoenix. Pursuant to the terms of the reinsurance agreement, assets equal to policyholder liabilities assumed are maintained in a trust account. This reinsurance agreement can be terminated by either party with respect to new business with 90 days notice. As of December 31, 1999, policyholder deposits related to this business amounted to $4.4 million. These blocks of business were included in the business Guarantee Life Insurance assumed from AGL on October 31, 1999.

      Guarantee Life generally strives to diversify its credit risks related to reinsurance ceded; however, certain concentrations of credit risk related to reinsurance recoverables (including unearned premiums) exist with the insurance organizations listed in the table below (in thousands):

                                                                    December 31,
                                                                       1999
                                                                    -----------
RGA Reinsurance Company                                              $  31,623
Cologne Life Reinsurance Company                                        11,772
Lonestar Life Insurance Company                                         10,347
Phoenix Home Life Mutual Insurance Company                               6,204
Swiss RE Life & Health America, Inc.                                     5,150
ESG (European Specialty Limited)                                         4,849
UNUM Life Insurance Company of America                                   4,674
Lincoln National Life Insurance Company                                  4,600
Indianapolis Life Insurance Company                                      3,555
Security Life of Denver                                                  2,195
London Life Reinsurance                                                  2,147
Business Men's Assurance Company                                         2,108
Life Reassurance Corp. of America                                        2,012
John Hancock Mutual Life Insurance Company                               1,678
Great Midwest                                                            1,000
All Others                                                               8,036
                                                                     ---------
Total before discontinued operations                                   101,950
Less discontinued operations (note 15)                                 (12,629)
                                                                     ---------
Total reflected in accompanying consolidated balance sheet           $  89,321
                                                                     =========

      This underwriting activity subjects Guarantee Life to certain risks. To the extent that reinsurers who are underwriting Guarantee Life's business become unable to meet their contractual obligations, Guarantee Life retains the primary obligation to its direct policyholders because the existence of this reinsurance does not discharge Guarantee Life from its obligation to its policyholders.

      Guarantee Life has policies and procedures to approve reinsurers prior to entering into an agreement and also to monitor financial stability on a continuous basis. As of December 31, 1999 and 1998 Guarantee Life had no significant overdue reinsurance balances. As of December 31, 1999 Guarantee Life held funds and other collateral of $8.9 million related to the above recoverables.

      The effect of reinsurance on premiums and amounts earned is as follows (in thousands):

            Direct premiums and policyholder assessments   $ 459,600
            Reinsurance assumed                                6,053
            Reinsurance ceded                                (72,214)
                                                           ---------

            Net premiums and amounts earned                $ 393,439
                                                           =========

(6)   Property, Plant, and Equipment

      A summary of property, plant, and equipment (in thousands) is as follows:

                                                        December 31,
                                                  -----------------------
                                                    1999           1998
                                                  --------       --------

            Home office building                  $ 19,928       $ 19,928
            Plant and equipment                     14,007         12,767
            Less accumulated depreciation          (15,212)       (12,766)
                                                  --------       --------
                                                  $ 18,723       $ 19,929
                                                  ========       ========

(7)   Closed Block

      On December 15, 1994, Guarantee Life Insurance's Board of Directors adopted a plan to convert Guarantee Life Insurance from its mutual form to a stock life insurance company (demutualization). The Holding Company, a Delaware corporation, was formed to act as the holding company for the demutualization of Guarantee Life Insurance.

      The plan of conversion contained an arrangement, known as a Closed Block, to provide for dividends on policies that were in force on the effective date and are within the classes of individual policies for which Guarantee Life Insurance had a dividend scale in effect for 1994. Guarantee Life has maintained a book of individual life policies which are participating policies and entitle the policyholders to receive dividends based on actual interest, mortality, morbidity, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend using current dividend scales which are approved by the Board of Directors. These policies are now included in the Closed Block. The Company has no other participating policies.

      The Closed Block is designed to give reasonable assurance to holders of affected policies that assets will be available to support such policies, including maintaining dividend scales in effect for 1994 if the experience underlying such scales continues. The assets, including revenue therefrom, allocated to the Closed Block will accrue solely to the benefit of the holders of policies included in the block until the block is no longer in effect. Guarantee Life will not be required to support the payment of dividends on Closed Block policies from its general funds.

      The Closed Block includes only those revenues, benefits, expenses, and dividends considered in funding it. The pre-tax income of the Closed Block is reported as a single line item of total revenues from continuing operations in Guarantee Life's consolidated statements of income. Income tax expense applicable to the Closed Block, which was funded, is reflected as a component of income tax expense.

      The excess of Closed Block liabilities over Closed Block assets as of December 31, 1999, 1998 and 1997 represents the total estimated future contribution from the Closed Block expected to emerge from operations in the Closed Block after income taxes. The contribution from the Closed Block will be recognized in income over the period the policies and contracts in it remain in force.

      If, over the period the Closed Block remains in existence, the actual cumulative contribution is greater than the expected cumulative contribution, only such expected contribution would be recognized in income. The excess of the actual cumulative contribution over such expected cumulative contribution would be paid to Closed Block policyholders as additional policyholder dividends. If over such period, the actual cumulative contribution is less than expected, only such actual contribution would be recognized in income. However, dividends could be changed in the future, which would increase future actual contributions until the actual cumulative contributions equal the expected cumulative contributions. Therefore, management believes that over time the actual cumulative contributions from the Closed Block will approximately equal the expected cumulative contributions due to the effect of dividend changes.

      Summarized financial information of the Closed Block (in thousands) is as follows:

                                                                December 31,
                                                            --------------------
                                                              1999        1998
                                                            --------    --------
                                     Assets
                                     ------
Invested assets:
      Fixed maturities:
      Available-for-sale, at fair value (amortized cost
             $223,695 and $210,935)                         $213,810    $220,603
         Held-to-maturity, at amortized cost (fair value:
             $29,464 and $48,460)                             31,495      44,595
                                                            --------    --------
                                                             245,305     265,198
      Policy loans                                            44,490      46,217
      Other invested assets, net                                  --       2,693
                                                            --------    --------
Total invested assets                                        289,795     314,108
Cash and cash equivalents                                     (3,224)      2,000
Accrued investment income                                      1,984       2,367
Deferred policy acquisition costs                              8,638      10,476
Other assets                                                     997       1,381
                                                            --------    --------
Total Closed Block assets                                   $298,190    $330,332
                                                            ========    ========

                                   Liabilities
                                   -----------
Life future policy benefits                                 $297,171    $300,254
Policyholder account balances for annuity contracts              939         885
Policy and contract claims                                       755         839
Other policyholder funds                                      72,009      71,966
Dividends payable to policyholders                             7,131       7,052
Deferred income taxes                                          2,750       3,384
Other liabilities                                                618       2,553
                                                            --------    --------
Total Closed Block liabilities                              $381,373    $386,933
                                                            ========    ========

      Condensed statements of income for the Closed Block (in thousands) is as follows:

                                                                         Years Ended December 31,
                                                                      ------------------------------
                                                                        1999       1998       1997
                                                                      --------   --------   --------
Revenues:
Insurance premiums and policyholder assessments, net of reinsurance   $ 18,603   $ 20,142   $ 20,933
Investment income, net                                                  21,300     21,918     21,894
Realized investment (losses)                                               942      1,465       (155)
Other income                                                                18         46         86
                                                                      --------   --------   --------
Total revenues                                                        $ 40,863   $ 43,571   $ 42,758
                                                                      --------   --------   --------

Policyholder benefits and expenses:

Total policyholder benefits                                           $ 21,243   $ 22,162   $ 22,244
Policy acquistion costs                                                  2,096      2,071      1,983
Other insurance operating expenses                                       4,103      4,189      3,404
                                                                      --------   --------   --------
Total benefits and expenses                                             27,442     28,422     27,631
Dividends to policyholders                                              10,289     10,426     11,056
                                                                      --------   --------   --------
Contribution from Closed Block                                        $  3,132   $  4,723   $  4,071
                                                                      ========   ========   ========

(8)   Liability for Unpaid Accident and Health Claims and Claim Adjustment
      Expenses

      The change in the liability for unpaid EBD and GSM accident and health claims and claim adjustment expenses is summarized (in thousands) as follows:

                                                  Years Ended December 31,
                                            -----------------------------------
                                               1999         1998         1997
                                            ---------    ---------    ---------
Balance at January 1                        $ 123,186    $  98,233    $  93,881
      Less reinsurance recoverables           (39,201)     (31,781)     (38,468)
                                            ---------    ---------    ---------
      Net balance at January 1                 83,985       66,452       55,413
Incurred related to:
      Current year                            184,731      125,296       79,739
      Prior years                               3,712        5,936        1,151
                                            ---------    ---------    ---------
      Total incurred                          188,443      131,232       80,890
Paid related to:
      Current year                            129,160       74,045       48,590
      Prior years                              28,638       39,654       21,261
                                            ---------    ---------    ---------
      Total paid                              157,798      113,699       69,851
                                            ---------    ---------    ---------
Balance at December 31                        114,630       83,985       66,452
      Plus reinsurance recoverables            27,451       39,201       31,781
                                            ---------    ---------    ---------
      Balance at December 31                $ 142,081    $ 123,186    $  98,233
                                            =========    =========    =========

      The liability for unpaid accident and health claims and claim adjustment expenses is included in policy and contract claims and future policy benefits: accident and health, on the consolidated balance sheet. As a result of a change in the estimate of insured events in prior years, the provision for claims and claim adjustment expenses increased (net of reinsurance) by approximately $3,700, $6,000 and $1,000 in 1999, 1998 and 1997, respectively.

(9)   Federal Income Taxes

      The actual federal income tax expense attributable to income from continuing operations differs from the amounts computed by applying the U.S. federal income tax rate of 35% to income from continuing operations before income taxes as a result of the following (in thousands):

                                                      Years Ended December 31,
                                                    ----------------------------
                                                     1999       1998       1997
                                                    ------     ------     ------
Computed "expected"  tax expense                    $  833     $5,039     $9,008
Increase in income taxes resulting from:
      Other, net                                        --         --         90
                                                    ------     ------     ------
      Total                                         $  833     $5,039     $9,098
                                                    ======     ======     ======

      Total income taxes, substantially all of which are federal, are recorded in the consolidated statements of income and directly in certain shareholders' equity accounts. Income tax expense (benefit) was allocated as follows: (in thousands):

                                                                                 Years Ended December 31,
                                                                             --------------------------------
                                                                               1999        1998        1997
                                                                             --------    --------    --------
Statements of Income:
Current                                                                      $  8,254    $ 11,356    $ 12,094
Deferred                                                                       (7,421)     (6,317)     (2,996)
                                                                             --------    --------    --------
Total income taxes from continuing operations                                     833       5,039       9,098
Income tax expense (benefit) in discontinued operations                           202        (177)       (107)
                                                                             --------    --------    --------
Income taxes included in the statements of income                            $  1,035    $  4,862    $  8,991
Shareholders' Equity:
Deferred income taxes related to unrealized appreciation (depreciation) of invested securities within accumulated other comprehensive income
   carried at fair value, net                                                 (26,095)      3,635       4,906
                                                                             --------    --------    --------
Total income taxes                                                           $(25,060)   $  8,497    $ 13,897
                                                                             ========    ========    ========

      The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities (included in other liabilities) are presented below (in thousands):

                                                            Years Ended December 31,
                                                          ---------------------------
                                                            1999      1998      1997
                                                          -------   -------   -------
Deferred tax assets:
      Policy liabilities                                  $47,344   $29,828   $30,707
      Unrealized loss on investments available for sale    15,447        --        --
      Net operating loss carryovers                         7,638     7,739     5,122
      Other                                                15,115    10,162    10,110
                                                          -------   -------   -------
      Net deferred tax assets                             $85,544   $47,729   $45,939
Deferred tax liabilities:
      Deferred policy acquisition costs                    46,055    31,923    35,475
      Unrealized gain on investments available for sale        --    10,648     7,013
      Other                                                 3,106     2,291     3,266
                                                          -------   -------   -------
      Total gross deferred tax liabilities                 49,161    44,862    45,754
                                                          -------   -------   -------
      Net deferred tax assets                             $36,383   $ 2,867   $   185
                                                          =======   =======   =======

      As discussed in note 1, Guarantee Life carries its invested securities classified as available-for-sale at fair value. For federal income tax purposes, Guarantee Life believes it is not a dealer with respect to these investment securities and, therefore, recognizes gains and losses on such investment securities only when they are sold.

      As of December 31, 1999, Guarantee Life does not believe any valuation allowance with respect to the gross deferred tax assets is necessary as it is more likely than not that these deferred tax assets will be realized due to the expected reversal of existing temporary differences attributable to gross deferred tax liabilities and the carryback potential of prior year income taxes paid.

      Prior to 1984, a portion of Guarantee Protective's current income was not subject to current income tax but was accumulated for income tax purposes in a memorandum account designated as "policyholders' surplus." The total of the life companies' balances in their respective "policyholders' surplus" accounts at December 31, 1983 was frozen by the Tax Reform Act of 1984 and, accordingly, there have been no additions to the accounts after that date. Certain triggering events will cause a recapture of all or part of the "policyholders' surplus" account. Any amounts recaptured must be included in taxable income and may not be offset by any existing NOL carryovers. As of December 31, 1999, the balance of Guarantee Protective's "policyholders' surplus" account was approximately $2.4 million. In addition, the accumulated amount of income subject to current taxation, less certain adjustments, is set aside in another special memorandum tax account called a "shareholders' surplus" account. Dividends paid by Guarantee Protective in excess of the balance in the "shareholders' surplus" account cannot be paid without a portion of the "policyholders' surplus" becoming taxable. The balance of Guarantee Protective's "shareholders' surplus" account was $1.2 million as of December 31, 1999.

      During the years ended December 31, 1999, 1998, and 1997, Guarantee Life's cash payments for federal income taxes were $11.6 million, $8.7 million, and $10.1 million, respectively.

      Guarantee Life has net operating loss carryovers (NOL) as of December 31, 1999 of approximately $21.8 million. These NOLs, if not utilized, will expire in the years 2000 to 2018. A majority of these NOLs relate to non-life members.

(10)  Employee Benefit Plans

      Pension Plans

      Guarantee Life Insurance has a noncontributory defined benefit cash balance pension plan (qualified plan) covering substantially all home office employees. Contributions credited to a participant based on a percentage (determined by the participation age) times eligible compensation. Interest credited rates are also applied annually.

It is Guarantee Life Insurance's policy to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such standards, no funding was required for each of the years presented. Substantially all of the plan assets are invested in the general and separate investment accounts of two life insurance companies. The plan will be merged into the Jefferson Pilot defined benefit pension plan at December 31, 2000.

      Net periodic benefit cost related to the qualified plan included the following components (in thousands):

                                                     Years Ended December 31,
                                                  -----------------------------
                                                    1999       1998       1997
                                                  -------    -------    -------
Service cost-benefits earned during the year      $ 2,188    $ 1,682    $ 1,752
Interest cost on projected benefit obligations      2,034      1,939      1,811
Actual return on plan assets                       (3,314)    (2,951)    (5,479)
Net amortization and deferral                        (617)      (523)     2,450
                                                  -------    -------    -------
Net periodic benefit cost                         $   291    $   147    $   534
                                                  =======    =======    =======

      The changes in benefit obligation and plan assets for the qualified plan included in the consolidated balance sheets are as follows (in thousands):

                                                               December 31,
                                                          ---------------------
                                                            1999         1998
                                                          --------     --------
Change in projected benefit obligation:
Projected benefit obligation at beginning of year         $ 32,620     $ 30,866
      Service cost                                           2,188        1,682
      Interest cost                                          2,034        1,939
      Plan amendments                                           --       (1,597)
      Actuarial loss                                        (4,880)       1,490
      Benefits paid                                         (3,822)      (1,760)
                                                          --------     --------
Projected benefit obligation at end of year               $ 28,140     $ 32,620
                                                          --------     --------
Change in fair value of plan assets:
      Plan assets at beginning of year                    $ 42,066     $ 37,528
      Actual return on plan assets                           2,612        6,298
      Benefits paid                                         (3,822)      (1,760)
                                                          --------     --------
Plan assets at end of year                                $ 40,856     $ 42,066
                                                          --------     --------

Funded status                                             $ 12,716     $  9,446
Unrecognized net actuarial gain                            (12,002)      (8,141)
Unrecognized prior service cost                             (1,349)      (1,473)
Unrecognized net asset at transition                          (527)        (703)
                                                          --------     --------
Accrued pension benefit cost                              $ (1,162)    $   (871)
                                                          ========     ========

      The assumptions used in determining pension information were as follows:

                                                 Years Ended December 31,
                                                --------------------------
                                                1999       1998       1997
                                                ----       ----       ----
      Discount rate assumed                     7.50%      6.50%      6.75%
      Rate of compensation progression          5.50       5.50       5.50
      Expected return on assets                 8.00       8.00       8.00

      Guarantee Life maintained two nonqualified pension plans to provide equal retirement benefits for employees whose benefits would otherwise be restricted due to Internal Revenue Code restrictions or the deferral of compensation. As of December 31, 1999 and 1998, Guarantee Life's unfunded liability for these plans was approximately $1.5 million and $2.1 million, respectively, which has been accrued for in these statements. As a result of the change in control, these two plans were terminated.

      Retiree Benefit Plans

      In addition to providing pension benefits, Guarantee Life provides certain life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal retirement age while working for Guarantee Life. The benefits are determined at retirement and are based upon retirement age, length of service and amount of group term life insurance in force at retirement, subject to a maximum amount of $50,000. Guarantee Life has established a liability in the amount of $250 thousand and $1.1 million as of December 31, 1999 and 1998, respectively. The liability is based upon the present value (including mortality and persistency) of the amount required to fund the obligation. Guarantee Life recognizes the cost of providing these benefits as earned. Guarantee Life does not have a separate plan for retiree medical benefits. No significant medical benefits have been paid for retirees for the years presented. No formal decision has been made regarding the future of this plan.

      Incentive Compensation, Deferred Compensation, Phantom Stock and 401(k) Plans

      Guarantee Life maintains the 1994 Long-Term Incentive Plan (Incentive
Plan), which includes incentive and nonqualified stock options, performance shares and, under limited circumstances, restricted stock to officers and key employees of Guarantee Life. The maximum number of shares of common stock that could be issued under the Incentive Plan was increased by 600,000 in May 1997 to 1,345,828. The options vest in annual increments of 25% beginning on the second anniversary of the grant date. Guarantee Life also maintains the Directors Stock Incentive Plan (Directors Plan) which includes nonqualified stock options for the members of the Board of Directors of the Holding Company. The maximum number of shares of common stock that could be issued under the Directors Plan is 90,000. The options vest six months after grant date. Under both plans, the exercise price of each option equaled the market price of the Holding Company's stock on the date of grant, and an option's maximum term is ten years.

      In February 1997, Guarantee Life's Board of Directors approved the 1997 Associate Stock Incentive Plan (Associate Plan). Under this plan, nonqualified stock options could be granted to employees and agents. The maximum number of shares of common stock that could be issued under the Associate Plan is 120,000.

      These three plans (Incentive Plan, Directors Plan and Associate Plan) were terminated December 31, 1999, due to the change in control.

      Guarantee Life applies APB Opinion No. 25 and related interpretations in accounting for the Incentive Plan, Associate Plan and the Directors Plan. Accordingly, no compensation cost has been recognized for the three plans since the exercise price of the options was equal to the fair value of the company's common stock on the date of grant. Had compensation cost been determined using a fair value based method, Guarantee Life's net income would have been reduced to the pro forma amounts indicated below. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used for the grants during the years ended December 31, 1999, 1998 and 1997, respectively: dividend yield of 1.3%, 1.4% and 1.4%; expected volatility of 35%, 35% and 33%; risk-free interest rate of 5.50%, 5.50% and 5.87%; for expected lives of six years for the Incentive Plan options and two years for the Directors Plan option. The weighted average fair values of stock options granted in 1999, 1998 and 1997 were $17.31, $24.75 and $20.71, respectively.

                                                     Year Ended December 31,
                                                 -------------------------------
                                                   1999        1998        1997
                                                 -------     -------     -------
Net income (in thousands)
      As reported                                $ 1,920     $ 9,029     $16,444
                                                 =======     =======     =======
      Pro forma                                       --       8,127     $15,924
                                                 =======     =======     =======

      A summary of the status of Guarantee Life's stock option plans as of December 31, 1999, 1998, and 1997, and changes for the years ended is presented below:

                                                  Years Ended December 31,
                                             ----------------------------------
                                               1999         1998         1997
                                             --------     --------     --------
Outstanding, beginning of year                976,433      898,102      512,878
Granted                                        88,517      248,514      415,057
Exercised                                    (106,862)     (42,730)      (1,496)
Forfeited                                     (35,890)    (127,453)     (28,337)
Cancelled due to change in control           (922,198)          --           --
                                             --------     --------     --------
Outstanding, end of year                           --      976,433      898,102
                                             ========     ========     ========

Options exercisable at year-end                    --      209,607      143,917
                                             ========     ========     ========

      Guarantee Life maintains the Guarantee Life Insurance Company Incentive Compensation Plan (Incentive Compensation Plan) which provides short-term incentives to eligible employees based upon financial and other performance measures. As of December 31, 1999, 1998 and 1997, benefits in the amount of $5.1 million, $0.4 million and $1.7 million had been expensed and accrued for the years then ended. Certain amounts awarded under the Incentive Compensation Plan may be deferred under the Management Deferred Plan. Due to the change in control, the Incentive Compensation Plan was cancelled at December 30, 1999. Accrued amounts were paid subsequent to year-end.

      Guarantee Life maintained the Guarantee Life Insurance Company Phantom Stock Plan (Phantom Stock Plan) for certain management employees. The amounts awarded under the Phantom Stock Plan are based on long-term improvements in Guarantee Life's capital performance. At December 31, 1998, the accrued benefits of the plan included in other liabilities was $754,000. As of December 31, 1999, the Phantom Stock Plan has terminated due to a change in control. All vested benefits were paid to participants in full.

      Guarantee Life maintains the Guarantee Life Insurance Company Deferred Compensation Plan (Management Deferred Plan) and Guarantee Life Insurance Company Board of Directors Deferred Compensation Plan (Director Deferred Plan) that allow management and directors to defer compensation into an interest-bearing account, which earns interest at a rate equal to that received by employees for a Guarantee Life Insurance Company IRA, or into a separate phantom stock account. Under this phantom stock account option, contributions are deemed to have been used to purchase shares in the Holding Company at current quoted market rates. Concurrent with the declaration and payment of shareholder dividends, similar per share amounts are contributed to accounts in the Management Deferred Plan and Director Deferred Plan. At December 31, 1998, compensation in the amount of $1.9 million was accrued in these plans which fully funded the amounts due to participants. As of December 31, 1999, the Deferred Compensation Plans were terminated due to change in control. All vested benefits were paid to participants in full. Guarantee Life charged approximately $1,300,000 and $314,000 to expense relating to this plan in 1999 and 1998, respectively.

      Guarantee Life maintains the Guarantee Life Insurance Company Thrift Savings Plan (401(k) Plan) for eligible salaried employees. Effective January 1, 1999, the PFG qualified 401(k) plan was merged into the Guarantee Life Insurance Company Thrift Savings Plan. All employee contributions are vested immediately and all Company contributions are vested after three years. Guarantee Life charged $719,000, $686,000 and $594,000 to expense relating to this plan in 1999, 1998 and 1997, respectively. This plan will be merged into Jefferson Pilot's 401(k) Plan at December 31, 2000.

      PFG maintains a nonqualified, unfunded deferred compensation plan for certain key management personnel and certain directors which provides for payments upon retirement, death, or disability. Under the plan, management personnel receive retirement payments equal to a portion of the average prior five years' base compensation. Directors receive retirement payments based upon the amount of years of service at PFG and their age at retirement. These payments are to be made to the individuals or their designated beneficiary for a maximum period of fifteen years for management personnel and five years for directors. The plan also provides for reduced benefits upon early retirement, disability, or termination of employment/service. The plan provided for full vesting immediately upon a change in control of PFG, as occurred with the acquisition by Guarantee Life. At December 31, 1999 and 1998, the accrued benefits of the plan included in other liabilities were $2.5 million and $4.1 million, respectively. Due to the change in control, the plan will be terminated in 2000, with all vested amounts to be paid to participants.

(11)  Fair Value Information

      The carrying value and estimated fair value of Guarantee Life's invested assets and investment type insurance contracts (without material mortality risk) were as follows (in thousands):

                                                As of December 31,
                                 -------------------------------------------------
                                          1999                      1998
                                 -----------------------   -----------------------
                                  Carrying     Estimated    Carrying     Estimated
                                    Value     Fair Value      Value     Fair Value
                                 ----------   ----------   ----------   ----------
Assets:
      Fixed maturities           $  959,834   $  954,042   $1,035,543   $1,046,704
      Equity securities              24,885       24,885       23,835       23,835
      Mortgage loans                113,010      109,901      103,736      109,438
      Policy loans                   32,527       32,527       31,767       29,730
      Investment real estate          3,162        7,904        3,211        7,800
      Other invested assets          14,236       14,236       54,970       54,970
Liabilities:
      Annuity contracts          $  324,255   $  317,001   $  349,834   $  336,326
      Other policyholder funds       51,475       51,475       43,751       43,751
                                 ==========   ==========   ==========   ==========

(12)  Regulatory Matters

      A reconciliation of statutory net income determined for Guarantee Life under statutory accounting practices to that reflected herein (in thousands and including Closed Block and discontinued operations) is as follows:

                                                   Years Ended December 31,
                                               --------------------------------
                                                 1999        1998        1997
                                               --------    --------    --------
Net gain from operations as reported to
      regulatory authorities                   $ 17,958    $ 26,035    $ 15,078
Pre-acquisition statutory earning                    --     (10,131)         --
Change in deferred acquisition costs             10,776      (3,437)     (3,210)
Deferred federal income taxes                     7,421       6,317       2,996
Differences in statutory and GAAP reserves      (26,540)     (1,332)      1,074
Other, net                                       (7,695)     (8,423)        506
                                               --------    --------    --------
Net income as reported herein                  $  1,920    $  9,029    $ 16,444
                                               ========    ========    ========

      A reconciliation of statutory surplus for Guarantee Life determined under statutory accounting practices to shareholders' equity reflected herein (in thousands and including Closed Block and discontinued operations):

                                                             Years Ended December 31,
                                                             ------------------------
                                                                 1999         1998
                                                              ---------    ---------
Statutory surplus as reported to regulatory authorities       $ 157,477    $ 165,650
Deferred policy acquisition costs                               155,610      144,844
Deferred federal income taxes                                    36,383        6,251
Asset valuation and interest maintenance reserves                28,310       29,175
Fixed maturities available-for-sale unrealized appreciation     (49,820)      32,568
Insurance reserves                                              (71,733)     (45,193)
Shareholders' equity in Holding Company                         (95,764)    (110,016)
Other, net                                                       22,479        6,763
                                                              ---------    ---------
Shareholders' equity as reported herein                       $ 182,942    $ 230,042
                                                              =========    =========

      Under the NAIC solvency monitoring program known as Risk-Based Capital
(RBC), Guarantee Life's insurance subsidiaries are required to measure its solvency against certain parameters. As of December 31, 1999, Guarantee Life Insurance exceeded the established minimums in the RBC program. In addition, Guarantee Life Insurance exceeded the minimum statutory capital and surplus requirements of its state of domicile, Nebraska.

      The payment of dividends by Guarantee Life Insurance is subject to restrictions set forth in the insurance laws and regulations of Nebraska. Under state law, Guarantee Life Insurance may pay, within a twelve-month period, dividends only from the earned surplus arising from its business and must receive the prior approval of the state departments to pay a dividend, if such dividend would exceed the greater of (i) 10% of statutory capital and surplus as of the preceding year end or (ii) the net gain from operations for the previous calendar year. State law gives the broad discretion to disapprove requests for dividends in excess of these limits.

      The Board of Directors of Guarantee Life Insurance declared a $15 million extraordinary dividend to the Holding Company in November 1997, which was paid in January 1998. In December 1998, the Board of Directors of Westfield declared and paid a $20 million extraordinary distribution of excess capital to the Holding Company. The State of Nebraska approved both of these transactions. In September 1998, AGL's Board of Directors declared and paid a $2.4 million dividend to PFG, Inc. No dividends were paid in 1999. In 2000, Guarantee Life Insurance can declare a dividend of up to $18.0 million without permission from the Nebraska Department of Insurance.

(13)  Commitments and Contingencies

      Guarantee Life is party to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, after consulting with legal counsel, these matters will not have a material adverse effect on the operations or financial condition of Guarantee Life. Guarantee Life has accrued $5 million as its best estimate of the cost to settle its outstanding litigation.

      At December 31, 1998, Guarantee Life had debt obligations outstanding totaling $112.5 million from available credit totaling $132.5 million. This debt consisted of a six-year Senior Secured Term Loan Facility with a balance of $82.5 million and a five-year Senior Secured Revolving Credit Facility with a balance of $30 million. These Facilities are part of a credit agreement dated May 28, 1998 with eleven banks including Chase Manhattan Bank who acts as lender and administrative agent. The interest rate is computed as LIBOR plus a margin based upon Guarantee Life's leverage ratio and AM Best Rating. This rate was 6.75% at December 31, 1998. As a result of the change in control, the debt obligation was paid off.

      Guarantee Life's credit agreement contains certain restrictions and covenants related to, among other, minimum net worth, leverage ratio, interest coverage ratio and Risk-Based Capital ratio. Prior to the debt pay-off, Guarantee Life was in compliance with these covenants.

      Guarantee Life has commitments under noncancelable operating leases for facilities principally used by regional and district offices. Rental expense and associated future minimum lease payments required under these leases are insignificant.

(14)  Related Party Transaction

      On December 30, 1999, Jefferson Pilot Corporation advanced Guarantee Life $91.3 million for the purpose of retiring their external credit facility. At December 31, 1999, this liability was outstanding.

(15)  Discontinued Operations

      In November 1994, Guarantee Life made a decision to withdraw from its alternative workers' compensation benefit program segment. To facilitate its exit, Guarantee Life entered into a reinsurance arrangement whereby it cedes 80% of all claims incurred after October 31, 1994. In addition, Guarantee Life entered into a reinsurance arrangement to limit its exposure to $10,000 per claim relating to its 20% retention.

      Concurrent with the implementation of the reinsurance coverage, Guarantee Life amended its agreement with the managing general agent which marketed this product for Guarantee Life, whereby Guarantee Life agreed to write new or renewal business for this line only until the earlier replacement by another insurance carrier or November 1, 1995. In September 1995, a replacement carrier began issuing policies in Louisiana and Georgia. Effective November 1, 1995, Guarantee Life ceased writing Special Risk policies.

      Guarantee Life intends to allow the liabilities related to this business to run off, unless an appropriate sale can be made. Guarantee Life does not believe the disposal of this segment will result in a loss which would be significant. Any gain resulting from a potential disposition would be recognized when realized using the installment method of accounting.

      The composition of the assets (liabilities) classified as discontinued are as follows:

                                                               December 31,
                                                           --------------------
                                                             1999        1998
                                                           --------    --------
Ceded reinsurance recoverables                             $ 12,629    $ 29,758
Policy and contract claims                                  (34,435)    (51,042)
Other liabilities                                               186         209
                                                           --------    --------
Net liabilities relating to discontinued operations        $(21,620)   $(21,075)
                                                           ========    ========

      The results of operations for the discontinued segment are as follows:

                                                          Years Ended December 31,
                                                       -----------------------------
                                                         1999       1998       1997
                                                       -------    -------    -------
Net premiums                                           $   (21)   $    28    $  (581)
Investment income, net and realized investment gains     1,969      2,937      1,634
Ceding commissions                                          --         14        241
                                                       -------    -------    -------
Total revenues                                           1,948      2,979      1,294
Net policyholder benefits                                  552      3,015     (1,307)
Policy acquisition costs and other operating expense       820        469      2,903
                                                       -------    -------    -------
Income (loss) before income taxes                          576       (505)      (302)
Income tax expense (benefit)                              (202)      (177)      (107)
                                                       -------    -------    -------
Net income (loss) from discontinued operations         $   374    $  (328)   $  (195)
                                                       =======    =======    =======

PART C       OTHER INFORMATION

ITEM  24.    FINANCIAL STATEMENTS AND EXHIBITS
      (a)    Financial Statements

             All required financial statements are included in Part A and Part B of this Registration Statement.

      (b)    Exhibits:
             (1)  Resolution of the Board of Directors of Jefferson Pilot
                  Financial Insurance Company authorizing establishment of the Separate Account. 1/

             (2)  Not Applicable.

      (3)    Distribution Agreement by and between Jefferson Pilot Financial
             Insurance Company, on its own behalf and on the behalf of the Separate Account, and Jefferson Pilot Variable Corporation 2/

      (4)    Form of Variable Annuity Contract 2/

      (5)    Form of Application for the Variable Annuity Contract 2/

      (6)    (a)  Amended and Restated Articles of Incorporation and
                  Redomestication of Jefferson Pilot Financial Insurance
                  Company 3/

             (b)  By-Laws of Jefferson Pilot Financial Insurance Company 3/

      (7)    Not Applicable.

      (8)    Participation Agreements 2/

      (9)    Opinion and Consent of Counsel 4/

     (10)    Consent of Independent Auditors

     (11)    Not Applicable.

     (12)    Not Applicable.

     (13)    Schedule of Computation of Performance 4/

--------------------------
1/ Incorporated by reference to the initial Registration Statement for JPF Variable Annuity Separate Account filed on January 12, 2000 (Registration No. 333-94539).

2/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement for for JPF Variable Annuity Separate Account filed on June 9, 2000 (Registration No. 333-94539).


3/ Incorporated by reference to the initial Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account II filed on August 1, 2000 (Registration No. 811-8374).

4/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account filed on June 9, 2000 (Registration No. 333-95155).

ITEM  25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal                Position and Offices
Business Address                  with Depositor
----------------                  --------------
David A. Stonecipher              Director; Chairman of the
                                  Board and Chief Executive Officer


Kenneth C. Mlekush                Director; President

Dennis R. Glass                   Director; Executive Vice President

Robert D. Bates                   Director
8801 Indian Hills Drive
Omaha, NE 68114

John D. Hopkins                   Executive Vice President and General Counsel

Charles C. Cornelio               Executive Vice President

Leslie L. Durland                 Executive Vice President

John C. Ingram                    Executive  Vice President

Reggie D. Adamson                 Senior Vice President

Ronald R. Angarella               Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.              Senior Vice President and Chief Life Actuary

Richard T. Stange                 Senior Vice President, Deputy General Counsel

David K. Booth                    Vice President
One Granite Place
Concord, NH 03301

Kenneth S. Dwyer                  Vice President

Peter N. Ellinwood                Vice President
One Granite Place
Concord, NH 03301

Ronald  H. Emery                  Vice President
One Granite Place
Concord, NH 03301

Patrick A. Lang                   Vice President
One Granite Place
Concord, NH 03301

Shari J. Lease                    Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                    Vice President and Secretary

Russell C. Simpson                Vice President and Treasurer

Frank A. Sutherland, Jr.          Vice President

John A. Weston                    Vice President
One Granite Place
Concord, NH  03301

*/ Except as otherwise noted, the Principal business address for each officer and director is 100 N. Greene St., Greensboro, North Carolina, 27401.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company owns the assets comprising each Variable Subaccount of the Registrant. The Company is an wholly-owned subsidiary of Jefferson-Pilot Corporation.

Separate financial statements are filed for the Registrant.

The following is a list of corporations controlled by Jefferson-Pilot
Corporation:


                                                     Organized          % Voting
                                                     Under              Stock
Names of Subsidiaries                                Laws of:           Owned by
---------------------                                --------           Parent
                                                                        ------
Jefferson-Pilot Life Insurance Company               North Carolina     100%
Jefferson Pilot Variable Corporation                 North Carolina     100%
Jefferson-Pilot Communications Company               North Carolina     100%
First Alexander Hamilton Life Insurance Company      New York           100%
Jefferson Pilot Financial Insurance Company          New Hampshire      100%
Jefferson Pilot LifeAmerica Insurance Company        New Jersey         100%
Jefferson Pilot Securities Corporation               New Hampshire      100%
Jefferson Pilot Investment Advisory Corporation      Tennessee          100%
The Guarantee Life Companies, Inc.                   Delaware           100%
PFG, Inc.                                            Pennsylvania       100%
Westfield Assigned Benefits Company                  Ohio               100%
The Polaris Group, Inc.                              Connecticut        100%
Polaris Financial Services, Inc.                     Connecticut        100%
Polaris Advisory Services, Inc.                      Connecticut        100%


Omitted from the list are subsidiaries of Jefferson-Pilot Corporation and the other companies listed which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. Since none of the companies listed is a subsidiary of the registrant, only the financial statements of the registrant are filed.

ITEM 27.  NUMBER OF CONTRACT OWNERS

NOT APPLICABLE - NEW REGISTRATION

ITEM 28.  INDEMNIFICATION


Reference is made to Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company, which states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."


Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) Jefferson Pilot Variable Corporation also acts as principal underwriter for the following:


     - JPF Separate Account A of Jefferson Pilot Financial Insurance Company
     - JPF Separate Account C of Jefferson Pilot Financial Insurance Company
     - JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company
     - JPF Separate Account D of Jefferson Pilot LifeAmerica Insurance Company
     - Jefferson Pilot Variable Fund, Inc.
     - JPF Variable Annuity Separate Account II of Jefferson Pilot Financial Insurance Company


(b) The Directors and Officers of Jefferson Pilot Variable Corporation, the principal underwriter for the Registrant, are as follows:

NAME AND PRINCIPAL                       POSITIONS AND
BUSINESS ADDRESS                         OFFICES WITH UNDERWRITER
------------------                       ------------------------

     Ronald R. Angarella                 Director and President
     David K. Booth                      Vice President, Marketing
     W. Thomas Boulter                   Assistant Vice President, Variable Product Compliance
     Lisa S. Clifford                    Assistant Vice President, Compliance
     Charles C. Cornelio                 Director
     Carol R. Hardiman                   Director
     Shari J. Lease                      Secretary
     John A. Weston                      Chief Financial Officer

     Address (except as otherwise noted):
       One Granite Place
       Concord, NH 03301

(c)

           (1)                     (2)                        (3)                   (4)                 (5)
           NAME OF                 NET UNDERWRITING
           PRINCIPAL               DISCOUNTS AND              COMPENSATION          BROKERAGE
           UNDERWRITER             COMMISSIONS                ON REDEMPTION         COMMISSIONS         COMPENSATION
           -----------             -----------                -------------         -----------

 1998      Jefferson Pilot                $0                        $0                   $0                  $0
           Variable
           Corporation

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Company, One Granite Place, Concord, New Hampshire 03301.

ITEM 31.  MANAGEMENT SERVICES.

      None.

ITEM  32.    UNDERTAKINGS

      (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as premium payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).

      (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy Application that an applicant can check to request a Statement of Additional Information.

      (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

      (d) Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

SECTION 403(b) REPRESENTATIONS

The Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No.IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to paragraph (b) of rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, State of North Carolina on this 31st day of July, 2000. ----


                   JPF VARIABLE ANNUITY
                   SEPARATE ACCOUNT

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                   Depositor


                   /s/ David A. Stonecipher
                   ----------------------------------------
                   David A. Stonecipher
                   Chairman of the Board,
                   Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signatures                              Title                             Date
----------                              -----                             ----

/s/ David A. Stonecipher   Director; Chairman of the Board and     July 31, 2000
David A. Stonecipher       Chief Executive Office                       --


/s/ Kenneth C. Mlekush     Director;  President                    July 31, 2000
Kenneth C. Mlekush                                                      --


/s/ Dennis R. Glass        Director; Executive Vice President      July 31, 2000
Dennis R. Glass            and Chief Financial Officer                  --


/s/ Reggie D. Adamson      Senior Vice President                   July 31, 2000
Reggie D. Adamson          and Chief Accounting Officer                 --


/s/ Robert D. Bates        Director                                July 31, 2000
Robert D. Bates

                                 EXHIBIT INDEX


Exhibit No.                       Description of                        Page
                                     Exhibit                             No.
(10)                       Consents of Independent Auditors